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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21823

                          Pioneer Series Trust V
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2008 through February 28, 2009


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.



                                     [IMAGE]


Pioneer Disciplined
Growth Fund*
--------------------------------------------------------------------------------
Semiannual Report | February 28, 2009
--------------------------------------------------------------------------------



Ticker Symbols:
Class A   SRSGX
Class C   PRGCX
Class Y   PRGYX



*Effective April 1, 2009, Pioneer Research Growth Fund was renamed Pioneer
 Disciplined Growth Fund.


[LOGO]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               13

Schedule of Investments                                                       15

Financial Statements                                                          20

Notes to Financial Statements                                                 27

Trustees, Officers and Service Providers                                      33


              Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/09    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have been experiencing one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920s. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we


2    Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/09
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


              Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/09    3

Portfolio Management Discussion | 2/28/09

Stock prices plummeted, with many market indices losing 40% or more of their value, during the six-month period ended February 28, 2009, amid growing evidence that the U.S. economy was sinking into a serious recession. In the following discussion, Pioneer's Diego Franzin, Ashesh Savla and John Peckham, review the factors that affected the performance of Pioneer Disciplined Growth Fund during this six-month period. Mr. Franzin is Head of Global Quantitative Research & Management at Pioneer; Mr. Savla is a Quantitative Analyst at Pioneer; and Mr. Peckham, CFA, is Head of Pioneer's Global Fundamental Research Group. All are members of the Fund's management team.

Q How did Pioneer Research Growth Fund perform during the six months ended February 28, 2009?

A The Fund's Class A shares returned -37.47% at net asset value for the six months ended February 28, 2009, while the Fund's benchmark, the Russell 1000 Growth Index, returned -39.90%. During the same period, the average return of the 846 funds in Lipper's Large Cap Growth category was -40.13%.

Q What were the principal factors affecting the Fund's performance during the six months ended February 28, 2009?

A Stocks were battered during the six-month period, as the financials sector imploded and credit markets came close to seizing up. Most stocks suffered substantial price losses as investors attempted to avoid risk. The Standard & Poor's 500 Index and the Russell 1000 Index, two common benchmarks for large-cap stocks, declined by 41.79% and 42.25%, respectively, while many small-cap and mid-cap indices fell by even more. Growth-stock benchmarks tended to do better than value-stock indices, but this was principally because the value indices maintained greater weightings in financials stocks, which were the most exposed to the credit crisis and tended to underperform the overall market. The dismal investment results came amid a drumbeat of evidence that the nation's economy had entered into recession. The Commerce Department's announcement that gross domestic product (GDP) had begun to contract followed months of reports of declining corporate profits, rising unemployment, falling commodity prices and widespread uncertainties about the nation's economic policy responses.

   In this difficult environment, the Fund did not escape the market downdraft, and we are disappointed with its performance results. However, the Fund did manage to outperform its benchmark, the Russell 1000 Growth Index (the Russell Index), during the six-month period ended February 28,


4    Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/09

   2009. The Fund's performance edge over the benchmark was due primarily to stock selection, especially in the industrials, information technology and financials sectors. In general, we successfully avoided some of the biggest blowups in the market, as the Fund had no investments in many of the worst-performing stocks in the Russell Index, including Citigroup, American International Group and General Electric. On the negative side, our modest underweighting of the Fund in the consumer staples sector was somewhat of a performance detractor, and stock selections in health care and energy also held back Fund results relative to the Russell Index.

   We maintained a relatively conservative positioning for the Fund's portfolio, emphasizing investments in corporations with strong balance sheets and with relatively low exposure to the deteriorating credit markets. The Fund maintained a portfolio of stocks in about 50 different companies. The stocks are selected with the help of qualitative research analysis and quantitative analytical tools.

Q What were some of the individual investments that most affected the Fund's results relative to the Russell 1000 Growth Index during the six months ended February 28, 2009?

A In the poor-performing financials sector, the Fund generally avoided the most prominent stock price collapses. It had no investments at all in such companies as Citigroup, American International Group, Merrill Lynch, Lehman Brothers (which filed for bankruptcy), Fannie Mae or Freddie Mac. The
   Fund's positions in financials stocks, The Travelers Companies and Intercontinental Exchange held up better than the overall sector. Travelers is primarily a property-and-casualty insurer that avoided many of the problems incurred by life insurers, while Intercontinental Exchange operates global commodity and financial products marketplaces.

   In the industrials sector, the Fund's lack of exposure to General Electric
   (GE) was a significant help. We avoided GE because of our concerns about the vulnerability of its financial services businesses, which has accounted for approximately 50% of its profits. Two of the Fund's industrials holdings that outperformed were UPS and SPX. Delivery corporation UPS is a high-quality company that performed reasonably well compared to the overall sector. SPX is a diversified corporation that appears well positioned to benefit from increased investments in energy infrastructure because of its operations producing equipment for energy transmission systems.

   Among the Fund's information technology holdings, the best performer was Apple, which was the Fund's top individual contributor to performance during the six-month period ended February 28, 2009. Apple was helped by a very strong product line across all of its markets. Even in a slowing economy, Apple gained market share in the personal computer market,


              Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/09    5
   while its new 3G iPhone product was a big winner in the highly competitive wireless communications hand-set business.

   Stock selections in health care and energy were not as successful. In health care, the Fund's positions in Cigna, an HMO, and Thermo Fisher, which produces a variety of products used by health care services providers, both yielded particularly disappointing results during the period. The share price of Cigna was pulled down both by higher-than-expected operating costs and by investor concerns that the potential health care policies of the new Obama administration might affect profits of managed health care companies. Thermo Fisher had a relatively high valuation that suffered as the company's profit growth began to slow.

   In energy, two notable poor-performing investments were Weatherford International and El Paso. Weatherford, an oil field services company, was removed as a component of the Standard & Poor's 500 Index, which led to share price losses as index funds sold their positions. In addition, investors became concerned about the outlook for oil field services companies due to falling oil prices. El Paso is the largest natural gas pipeline operator in the United States and is also a major exploration and production company. Its price fell on investor concerns about its large debt load and its need to issue additional bonds at a time when the credit markets were under stress. Conversely, the Fund had an underweighted position in ExxonMobil, which hurt relative performance as the giant, integrated oil company was able to withstand the effects of falling oil prices better than most energy corporations.

Q  What is your investment outlook?

A We intend to continue to maintain a relatively defensive portfolio for the Fund, even as we look for an eventual improvement in overall market conditions. In particular, we expect to be cautious in investments in those sectors that make up major parts of the Russell 1000 Growth Index, including the information technology, health care and industrials groups. In information technology, we expect to favor investments in companies such as Oracle and Cisco Systems, whose principal customers are corporations rather than consumers. In health care, we expect to focus on stocks of companies with steady revenues. In addition, we anticipate de-emphasizing the managed health care industry. In industrials, we anticipate favoring highly diversified corporations, including those in the defense-related industries, while generally avoiding corporations that have significant exposure to the financial services businesses.

   We expect that individual stock-picking should continue to drive Fund performance.


6    Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/09

Please refer to the Schedule of Investments on pages 15-19 for a full listing of Fund securities.

Investing in small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


              Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/09    7

Portfolio Summary | 2/28/09

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                          100%


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                      28.5%
Health Care                                                                 15.5%
Consumer Staples                                                            13.4%
Industrials                                                                 11.9%
Consumer Discretionary                                                      11.1%
Energy                                                                       8.6%
Materials                                                                    4.3%
Financials                                                                   3.3%
Utilities                                                                    2.4%
Telecommunication Services                                                   1.0%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*



 1. Cisco Systems, Inc.                                                     4.31%
 2. Apple, Inc.                                                             4.21
 3. Microsoft Corp.                                                         3.74
 4. Oracle Corp.                                                            3.69
 5. Hewlett-Packard Co.                                                     3.59
 6. PepsiCo, Inc.                                                           3.20
 7. McDonald's Corp.                                                        3.14
 8. Wal-Mart Stores, Inc.                                                   3.07
 9. Bristol-Myers Squibb Co.                                                2.86
10. Google, Inc.                                                            2.84

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.


8    Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/09

Prices and Distributions | 2/28/09

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class                          2/28/09                           8/31/08
--------------------------------------------------------------------------------
       A                            $ 6.22                             $ 9.98
--------------------------------------------------------------------------------
       C                            $ 6.21                             $ 9.97
--------------------------------------------------------------------------------
       Y                            $ 6.23                             $ 9.98
--------------------------------------------------------------------------------

Distributions per Share: 9/1/08-2/28/09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment          Short-Term             Long-Term
     Class               Income             Capital Gains          Capital Gains
--------------------------------------------------------------------------------
       A                $ 0.0223                $ --                   $ --
--------------------------------------------------------------------------------
       C                $    --                 $ --                   $ --
--------------------------------------------------------------------------------
       Y                $ 0.0227                $ --                   $ --
--------------------------------------------------------------------------------


              Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/09    9

Performance Update | 2/28/09                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Disciplined Growth Fund at public offering price, compared to that of the Russell 1000 Growth Index.


Average Annual Total Returns
(As of February 28, 2009)
------------------------------------------------------------------------
                                          Net Asset     Public Offering
Period                                    Value (NAV)   Price (POP)
------------------------------------------------------------------------
Life-of-Class
(12/15/05)                                -10.88%       -12.51%
1 Year                                    -39.53        -43.01
------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2008)
------------------------------------------------------------------------
                                          Gross         Net
------------------------------------------------------------------------
                                           16.35%         1.25%
------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer
             Disciplined       Russell 1000
             Growth Fund       Growth Index
12/05           9,425              10,000
2/06            9,587              10,159
2/07           10,762              10,977
2/08           10,981              11,022
2/09            6,640               6,609


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/12 for Class A Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000[RegTM] Growth Index measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.


10    Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/09

Performance Update | 2/28/09                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Disciplined Growth Fund at public offering price, compared to that of the Russell 1000 Growth Index.


Average Annual Total Returns
(As of February 28, 2009)
-------------------------------------------------------------------
                                          If            If
Period                                    Held          Redeemed
-------------------------------------------------------------------
Life-of-Class
(7/16/08)                                 -36.24%       -36.88%
-------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2008)
-------------------------------------------------------------------
                                          Gross         Net
-------------------------------------------------------------------
                                           30.50%         2.15%
-------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer
             Disciplined       Russell 1000
             Growth Fund       Growth Index
7/08           10,000              10,000
2/09            6,293               6,074

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/10 for Class C Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000[RegTM] Growth Index measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.


             Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/09    11

Performance Update | 2/28/09                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Disciplined Growth Fund at public offering price, compared to that of the Russell 1000 Growth Index.


Average Annual Total Returns
(As of February 28, 2009)
-------------------------------------------------------------------
                                          If           If
Period                                    Held         Redeemed
-------------------------------------------------------------------
Life-of-Class
(7/16/08)                                 -10.84%       -10.84%
1 Year                                    -39.43        -39.43
-------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2008)
-------------------------------------------------------------------
                                          Gross         Net
-------------------------------------------------------------------
                                           20.69%         0.90%
-------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer
             Disciplined       Russell 1000
             Growth Fund       Growth Index
12/05          10,000              10,000
2/06           10,173              10,159
2/07           11,420              10,977
2/08           11,652              11,022
2/09            7,058               6,609

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/10 for Class Y Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000[RegTM] Growth Index measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.


12    Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/09

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Research Value Fund

Based on actual returns from September 1, 2008 through February 28, 2009.

--------------------------------------------------------------------------------
 Share Class                           A                C                Y
--------------------------------------------------------------------------------
 Beginning Account                 $1,000.00        $1,000.00        $1,000.00
 Value on 9/1/08
--------------------------------------------------------------------------------
 Ending Account Value                $625.30          $622.90          $626.30
 (after expenses) on 2/28/09
--------------------------------------------------------------------------------
 Expenses Paid                         $5.04            $8.65            $3.63
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15%, and 0.90% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


             Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/09    13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Research Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2008 through February 28, 2009.

--------------------------------------------------------------------------------
 Share Class                           A                C                Y
--------------------------------------------------------------------------------
 Beginning Account                 $1,000.00        $1,000.00        $1,000.00
 Value on 9/1/08
--------------------------------------------------------------------------------
 Ending Account Value              $1,018.60        $1,014.13        $1,020.33
 (after expenses) on 2/28/09
--------------------------------------------------------------------------------
 Expenses Paid                         $6.26           $10.74            $4.51
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15%, and 0.90% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


14    Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/09

Schedule of Investments | 2/28/09 (unaudited)

---------------------------------------------------------
Shares                                            Value
---------------------------------------------------------
            COMMON STOCKS -- 96.0%
            ENERGY -- 8.2%
            Integrated Oil & Gas -- 1.9%
  206       Exxon Mobil Corp.                     $13,987
---------------------------------------------------------
            Oil & Gas Drilling -- 1.9%
  246       Transocean, Ltd. *                    $14,703
---------------------------------------------------------
            Oil & Gas Equipment & Services -- 1.0%
  738       Weatherford International, Inc. *     $ 7,874
---------------------------------------------------------
            Oil & Gas Exploration & Production -- 3.4%
  179       Apache Corp.                          $10,577
  486       XTO Energy, Inc.                       15,387
                                                  -------
                                                  $25,964
                                                  -------
            Total Energy                          $62,528
---------------------------------------------------------
            MATERIALS -- 4.1%
            Fertilizers & Agricultural Chemicals -- 4.1%
  258       Monsanto Co.                          $19,678
  137       Potash Corp. Saskatchewan, Inc.        11,504
                                                  -------
                                                  $31,182
                                                  -------
            Total Materials                       $31,182
---------------------------------------------------------
            CAPITAL GOODS -- 8.6%
            Aerospace & Defense -- 4.1%
  351       Northrop Grumman Corp. *              $13,113
  436       United Technologies Corp.              17,802
                                                  -------
                                                  $30,915
---------------------------------------------------------
            Construction & Engineering -- 1.2%
  729       KBR, Inc.                             $ 9,185
---------------------------------------------------------
            Industrial Conglomerates -- 2.2%
  359       3M Co.                                $16,320
---------------------------------------------------------
            Industrial Machinery -- 1.1%
  186       SPX Corp.                             $ 8,236
                                                  -------
            Total Capital Goods                   $64,656
---------------------------------------------------------
            TRANSPORTATION -- 2.9%
            Air Freight & Couriers -- 1.9%
  356       C. H. Robinson Worldwide, Inc.        $14,731
---------------------------------------------------------
            Railroads -- 1.0%
  123       Burlington Northern, Inc.             $ 7,229
                                                  -------
            Total Transportation                  $21,960
---------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


             Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/09    15

--------------------------------------------------------------
Shares                                                 Value
--------------------------------------------------------------
            CONSUMER SERVICES -- 4.9%
            Hotels, Resorts & Cruise Lines -- 1.9%
  1,027     Marriott International, Inc.               $14,542
--------------------------------------------------------------
            Restaurants -- 3.0%
    437     McDonald's Corp.                           $22,835
                                                       -------
            Total Consumer Services                    $37,377
--------------------------------------------------------------
            MEDIA -- 2.2%
            Movies & Entertainment -- 2.2%
  1,086     Viacom, Inc. (Class B) *                   $16,714
                                                       -------
            Total Media                                $16,714
--------------------------------------------------------------
            RETAILING -- 3.5%
            Apparel Retail -- 2.1%
    700     TJX Co., Inc.                              $15,589
--------------------------------------------------------------
            Home Improvement Retail -- 1.4%
    524     Home Depot, Inc.                           $10,946
                                                       -------
            Total Retailing                            $26,535
--------------------------------------------------------------
            FOOD & DRUG RETAILING -- 4.9%
            Drug Retail -- 2.0%
    573     CVS/Caremark Corp.                         $14,749
--------------------------------------------------------------
            Hypermarkets & Supercenters -- 2.9%
    453     Wal-Mart Stores, Inc.                      $22,306
                                                       -------
            Total Food & Drug Retailing                $37,055
--------------------------------------------------------------
            FOOD, BEVERAGE & TOBACCO -- 6.5%
            Packaged Foods & Meats -- 1.7%
    378     Hershey Foods Corp.                        $12,735
--------------------------------------------------------------
            Soft Drinks -- 3.1%
    483     PepsiCo, Inc.                              $23,252
--------------------------------------------------------------
            Tobacco -- 1.7%
    216     Lorillard, Inc.                            $12,623
                                                       -------
            Total Food, Beverage & Tobacco             $48,610
--------------------------------------------------------------
            HOUSEHOLD & PERSONAL PRODUCTS -- 1.5%
            Household Products -- 1.5%
    234     Church & Dwight Co., Inc.                  $11,447
                                                       -------
            Total Household & Personal Products        $11,447
--------------------------------------------------------------
            HEALTH CARE EQUIPMENT & SERVICES -- 6.3%
            Health Care Distributors -- 2.0%
    370     McKesson Corp.                             $15,177
--------------------------------------------------------------
            Health Care Equipment -- 2.6%
    662     Medtronic, Inc.                            $19,589
--------------------------------------------------------------
            Managed Health Care -- 1.7%
    668     United Healthcare Group, Inc. *            $13,126
                                                       -------
            Total Health Care Equipment & Services     $47,892
--------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


16    Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/09

-------------------------------------------------------------
Shares                                                Value
-------------------------------------------------------------
            PHARMACEUTICALS & BIOTECHNOLOGY -- 8.5%
            Biotechnology -- 3.4%
    301     Alexion Pharmaceuticals, Inc. *           $10,294
    316     Amgen, Inc. *                              15,462
                                                      -------
                                                      $25,756
-------------------------------------------------------------
            Pharmaceuticals -- 5.1%
  1,130     Bristol-Myers Squibb Co.                  $20,803
    355     Johnson & Johnson                          17,750
                                                      -------
                                                      $38,553
                                                      -------
            Total Pharmaceuticals & Biotechnology     $64,309
-------------------------------------------------------------
            BANKS -- 0.4%
            Regional Banks -- 0.4%
    322     Zions Bancorporation                      $ 3,017
                                                      -------
            Total Banks                               $ 3,017
-------------------------------------------------------------
            DIVERSIFIED FINANCIALS -- 2.0%
            Specialized Finance -- 2.0%
    260     IntercontinentalExchange, Inc. *          $14,760
                                                      -------
            Total Diversified Financials              $14,760
-------------------------------------------------------------
            INSURANCE -- 0.8%
            Property & Casualty Insurance -- 0.8%
    174     The Travelers Co., Inc.                   $ 6,290
                                                      -------
            Total Insurance                           $ 6,290
-------------------------------------------------------------
            SOFTWARE & SERVICES -- 11.8%
            Application Software -- 1.9%
    707     Citrix Systems, Inc. *                    $14,550
-------------------------------------------------------------
            Internet Software & Services -- 2.7%
     61     Google, Inc. *                            $20,617
-------------------------------------------------------------
            Systems Software -- 7.2%
  1,682     Microsoft Corp.                           $27,164
  1,723     Oracle Corp. *                             26,775
                                                      -------
                                                      $53,939
                                                      -------
            Total Software & Services                 $89,106
-------------------------------------------------------------
            TECHNOLOGY HARDWARE & EQUIPMENT -- 11.6%
            Communications Equipment -- 4.1%
  2,149     Cisco Systems, Inc. *                     $31,311
-------------------------------------------------------------
            Computer Hardware -- 7.5%
    342     Apple, Inc. *                             $30,546
    897     Hewlett-Packard Co.                        26,040
                                                      -------
                                                      $56,586
                                                      -------
            Total Technology Hardware & Equipment     $87,897
-------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


             Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/09    17

---------------------------------------------------------------
Shares                                                 Value
---------------------------------------------------------------
            SEMICONDUCTORS -- 4.0%
            Semiconductors -- 4.0%
  860       Analog Devices, Inc.                       $ 16,030
  869       Broadcom Corp. *                             14,295
                                                       --------
                                                       $ 30,325
                                                       --------
            Total Semiconductors                       $ 30,325
---------------------------------------------------------------
            TELECOMMUNICATION SERVICES -- 1.0%
            Integrated Telecommunication Services -- 1.0%
  972       Windstream Corp.                           $  7,251
                                                       --------
            Total Telecommunication Services           $  7,251
---------------------------------------------------------------
            UTILITIES -- 2.3%
            Multi-Utilities -- 2.3%
  452       PG&E Corp.                                 $ 17,275
                                                       --------
            Total Utilities                            $ 17,275
---------------------------------------------------------------
            TOTAL COMMON STOCKS
            (Cost $970,765)                            $726,186
---------------------------------------------------------------
            TOTAL INVESTMENT IN SECURITIES -- 96.0%
            (Cost $970,765)(a)                         $726,186
---------------------------------------------------------------
            OTHER ASSETS AND LIABILITIES -- 4.0%       $ 30,610
---------------------------------------------------------------
            TOTAL NET ASSETS -- 100.0%                 $756,796
===============================================================

*   Non-income producing security.

(a) At February 28, 2009, the net unrealized loss on investments based on cost for federal income tax purposes of $971,926 was as follows:

       Aggregate gross unrealized gain for all investments
         in which there is an excess of value over tax cost            $   3,792
       Aggregate gross unrealized loss for all investments
         in which there is an excess of tax cost over value             (249,532)
                                                                       ---------
       Net unrealized loss                                             $(245,740)
                                                                       =========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2009 aggregated $500,904 and $393,335, respectively.


Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.


Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The accompanying notes are an integral part of these financial statements.


18    Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/09

The following is a summary of the inputs used as of February 28, 2009, in valuing the Fund's assets:



--------------------------------------------------------------------------------
                                                                   Investments
 Valuation Inputs                                                  in Securities
--------------------------------------------------------------------------------
 Level 1 -- Quoted Prices                                             $726,186
 Level 2 -- Other Significant Observable Inputs                             --
 Level 3 -- Significant Unobservable Inputs                                 --
--------------------------------------------------------------------------------
 Total                                                                $726,186
================================================================================

The accompanying notes are an integral part of these financial statements.


             Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/09    19

Statement of Assets and Liabilities | 2/28/09 (unaudited)

ASSETS:
  Investment in securities (cost $970,765)               $ 726,186
  Cash                                                       9,069
  Receivables --
   Fund shares sold                                             35
   Dividends                                                 1,623
   Due from Pioneer Investment Management, Inc.             22,374
  Other                                                     21,252
-------------------------------------------------------------------
     Total assets                                        $ 780,539
-------------------------------------------------------------------
LIABILITIES:
  Due to affiliates                                      $     120
  Accrued expenses                                          23,623
-------------------------------------------------------------------
     Total liabilities                                   $  23,743
-------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                        $1,170,092
  Undistributed net investment income                          133
  Accumulated net realized loss on investments            (168,850)
  Net unrealized loss on investments                      (244,579)
-------------------------------------------------------------------
     Total net assets                                    $ 756,796
===================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $429,482/69,042 shares)              $    6.22
  Class C (based on $169,468/27,308 shares)              $    6.21
  Class Y (based on $157,846/25,329 shares)              $    6.23
MAXIMUM OFFERING PRICE:
  Class A ($6.22 [divided by] 94.25%)                    $    6.60
===================================================================

The accompanying notes are an integral part of these financial statements.


20    Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/09

Statement of Operations (unaudited)

For the Six Months Ended 2/28/09

INVESTMENT INCOME:
  Dividends                                                $6,264
  Income from securities loaned, net                           13
-----------------------------------------------------------------------------------
     Total investment income                                              $   6,277
-----------------------------------------------------------------------------------
EXPENSES:
  Management fees                                          $2,707
  Transfer agent fees
   Class A                                                     77
  Distribution fees
   Class A                                                    572
   Class C                                                    944
  Shareholder communications expense                           96
  Administrative fees                                         146
  Custodian fees                                            4,897
  Registration fees                                        20,786
  Professional fees                                        27,144
  Printing expense                                          8,389
  Fees and expenses of nonaffiliated trustees               3,638
  Miscellaneous                                             1,445
-----------------------------------------------------------------------------------
     Total expenses                                                       $  70,841
     Less fees waived and expenses reimbursed by
       Pioneer Investment Management, Inc.                                  (65,111)
-----------------------------------------------------------------------------------
     Net expenses                                                         $   5,730
-----------------------------------------------------------------------------------
       Net investment income                                              $     547
-----------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments                                        $(150,812)
-----------------------------------------------------------------------------------
  Change in net unrealized loss on investments                            $(262,520)
-----------------------------------------------------------------------------------
  Net loss on investments                                                 $(413,332)
-----------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                    $(412,785)
===================================================================================

The accompanying notes are an integral part of these financial statements.


             Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/09    21

Statement of Changes in Net Assets

For the Six Months Ended 2/28/09 and the Year Ended 8/31/08, respectively



---------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended
                                                            2/28/09          Year Ended
                                                            (unaudited)      8/31/08
---------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $     547        $    1,618
Net realized loss on investments                             (150,812)           (5,997)
Change in net unrealized loss on investments                 (262,520)          (48,085)
---------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations     $(412,785)       $  (52,464)
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.02 and $0.00 per share, respectively)        $  (1,454)       $       --
   Class Y ($0.02 and $0.00 per share, respectively)             (575)               --
Net realized gain:
   Class A ($0.00 and $1.17 per share, respectively)               --           (58,645)
---------------------------------------------------------------------------------------
     Total distributions to shareowners                     $  (2,029)       $  (58,645)
---------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $ 109,993        $1,038,085
Reinvestment of distributions                                   1,454            58,645
Cost of shares repurchased                                         --          (538,085)
---------------------------------------------------------------------------------------
   Net increase in net assets resulting from Fund share
     transactions                                           $ 111,447        $  558,645
---------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                    $(303,367)       $  447,536
NET ASSETS:
Beginning of period                                         1,060,163           612,627
---------------------------------------------------------------------------------------
End of period                                               $ 756,796        $1,060,163
---------------------------------------------------------------------------------------
Undistributed net investment income                         $     133        $    1,615
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


22    Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/09

-----------------------------------------------------------------------------------------------
                                  '09 Shares       '09 Amount       '08 Shares       '08 Amount
                                  (unaudited)      (unaudited)
-----------------------------------------------------------------------------------------------
Class A
Shares sold                         13,603          $ 98,741          55,218          $ 538,085
Reinvestment of distributions          221             1,454           5,218             58,645
Less shares repurchased                 --                --         (55,218)          (538,085)
-----------------------------------------------------------------------------------------------
   Net increase                     13,824          $100,195           5,218          $  58,645
===============================================================================================
Class C
Shares sold                          1,641          $ 11,252          25,667          $ 250,000
-----------------------------------------------------------------------------------------------
   Net increase                      1,641          $ 11,252          25,667          $ 250,000
===============================================================================================
Class Y
Shares sold                             --          $     --          25,329          $ 250,000
-----------------------------------------------------------------------------------------------
   Net increase                         --          $     --          25,329          $ 250,000
===============================================================================================

*  Class C shares were first publicly offered on July 17, 2008.
*  Class Y shares were first publicly offered on July 31, 2008.

The accompanying notes are an integral part of these financial statements.


             Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/09    23

Financial Highlights


----------------------------------------------------------------------------------------------------------
                                                    Six Months
                                                    Ended         Year          Year
                                                    2/28/09       Ended         Ended         12/15/05 (a)
                                                    (unaudited)   8/31/08       8/31/07       to 8/31/06
----------------------------------------------------------------------------------------------------------
 Class A
 Net asset value, beginning of period               $  9.98       $ 12.25       $ 10.18       $ 10.00
----------------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
  Net investment income                                0.01       $  0.02       $  0.01       $  0.02
  Net realized and unrealized gain (loss)
    on investments                                    (3.75)        (1.12)         2.09          0.16
----------------------------------------------------------------------------------------------------------
    Net increase (decrease) from
      investment operations                         $ (3.74)      $ (1.10)      $  2.10       $  0.18
 Distributions to shareowners:
  Net investment income                               (0.02)           --         (0.03)           --
  Net realized gain                                      --         (1.17)           --            --
----------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value         $ (3.76)      $ (2.27)      $  2.07       $  0.18
----------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $  6.22       $  9.98       $ 12.25       $ 10.18
==========================================================================================================
 Total return*                                       (37.47)%      (10.03)%       20.69%         1.80%(b)
 Ratio of net expenses to average net assets           1.25%**       1.25%         1.25%         1.25%**
 Ratio of net investment income to
 average net assets                                    0.27%**       0.22%         0.09%         0.30%**
 Portfolio turnover rate                                 98%           92%           95%           73%(b)
 Net assets, end of period (in thousands)           $   429       $   551       $   613       $   509
 Ratios with no waiver of fees and assumption
 of expenses by PIM and no reduction for fees
 paid indirectly:
 Net expenses                                         17.11%**      16.35%        13.49%        21.63%**
 Net investment loss                                 (15.59)%**    (14.88)%      (12.15)%      (20.08)%**
==========================================================================================================

(a) The Fund commenced operations on December 15, 2005.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.

The accompanying notes are an integral part of these financial statements.


24    Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/09

----------------------------------------------------------------------------------------------------
                                                                     Six Months
                                                                     Ended
                                                                     2/28/09          7/17/08 (a) to
                                                                     (unaudited)      8/31/08
----------------------------------------------------------------------------------------------------
 Class C
 Net asset value, beginning of period                                $  9.97          $  9.74
----------------------------------------------------------------------------------------------------
 Increase from investment operations:
  Net investment income loss                                         $ (0.02)         $  0.00(c)
  Net realized and unrealized gain (loss) on investments               (3.74)            0.23
----------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment operations               $ (3.76)         $  0.23
----------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                          $ (3.76)         $  0.23
----------------------------------------------------------------------------------------------------
 Net asset value, end of period                                      $  6.21          $  9.97
====================================================================================================
 Total return*                                                        (37.71)%           2.36%
 Ratio of net expenses to average net assets                            2.15%**          1.83%**
 Ratio of net investment income to average net assets                  (0.65)%**        (0.05)%**
 Portfolio turnover rate                                                  98%              92%(b)
 Net assets, end of period (in thousands)                            $   169          $   256
 Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                         17.50%**         30.50%**
  Net investment loss                                                 (16.00)%**       (28.72)%**
====================================================================================================

(a) Class C shares were first publicly offered on July 17, 2008.
(b) Not annualized.
(c) The amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.

The accompanying notes are an integral part of these financial statements.


             Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/09    25

----------------------------------------------------------------------------------------------------
                                                                     Six Months
                                                                     Ended
                                                                     2/28/09          7/31/08 (a) to
                                                                     (unaudited)      8/31/08
----------------------------------------------------------------------------------------------------
 Class Y
 Net asset value, beginning of period                                $  9.98          $  9.87
----------------------------------------------------------------------------------------------------
 Increase from investment operations:
  Net investment income                                              $  0.02          $  0.01
  Net realized and unrealized gain (loss) on investments               (3.75)            0.10
----------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment operations               $ (3.73)         $  0.11
 Distributions to shareowners:
  Net investment income                                                (0.02)              --
----------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                          $ (3.75)         $  0.11
----------------------------------------------------------------------------------------------------
 Net asset value, end of period                                      $  6.23          $  9.98
====================================================================================================
 Total return*                                                        (37.37)%           1.11%(b)
 Ratio of net expenses to average net assets                            0.90%**          0.90%**
 Ratio of net investment income to average net assets                   0.58%**          1.60%**
 Portfolio turnover rate                                                  98%              92%(b)
 Net assets, end of period (in thousands)                            $   158          $   253
 Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                         16.28%**         20.69%**
  Net investment loss                                                 (14.79)%**       (18.19)%**
====================================================================================================

(a) Class Y shares were first publicly offered on July 31, 2008.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.

The accompanying notes are an integral part of these financial statements.


26    Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/09

Notes to Financial Statements | 2/28/09 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Disciplined Growth Fund, formerly Pioneer Research Growth Fund, (the
Fund) is one of five portfolios comprising Pioneer Series Trust V, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized on October 12, 2005, and commenced operations on December 15, 2005. The Fund's investment objective is long-term capital growth.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class C and Class Y shares were first publicly offered on July 17, 2008 and July 31, 2008, respectively. Each class of shares represents and interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income, and therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.


             Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/09    27

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may also use fair value methods to value a security, including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At February 28, 2009, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net


28    Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/09
   investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended August 31, 2008 was as follows:

--------------------------------------------------------------------------------
                                                                            2008
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary income                                                         $42,593
 Long term capital gain                                                   16,052
--------------------------------------------------------------------------------
   Total                                                                 $58,645
================================================================================

   The following shows the components of distributable earnings on a federal income tax basis at August 31, 2008:

--------------------------------------------------------------------------------
                                                                            2008
--------------------------------------------------------------------------------
 Distributable earnings:
 Undistributed ordinary income                                          $  1,615
 Post-October loss deferred                                              (16,877)
 Unrealized appreciation                                                  16,780
--------------------------------------------------------------------------------
   Total                                                                $  1,518
================================================================================

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $20 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2009.

D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on their respective percentage of adjusted net assets at the beginning of the day. Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated


             Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/09    29
  in the same manner and at the same time, except that Class A, Class C, and Class Y shares bear different transfer agent and distribution expense rates.

E. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion and 0.55% on assets over $5 billion. Prior to September 1, 2008, the Fund's management fee was 0.75% of the Fund's average daily net assets up to $1 billion and 0.70% on assets over $1 billion. For the six months ended February 28, 2009, the effective management fee (net of waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund's average net assets.

Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.25%, 2.15% and 0.90% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through January 1, 2012 for Class A shares and through January 1, 2010 for Class C and Class Y shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. There were no management fees, administrative costs or other services payable to PIM at February 28, 2009.


30    Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/09

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed PIMSS for out-of-pocket expenses related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended February 28, 2009, out-of-pocket expenses by class of shares were as follows:


--------------------------------------------------------------------------------
  Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                     $62
 Class C                                                                      33
 Class Y                                                                       1
--------------------------------------------------------------------------------
   Total                                                                     $96
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $105 in transfer agent fees payable to PIMSS at February 28, 2009.

4. Distribution Plan

The Fund adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $15 in distribution fees payable to PFD at February 28, 2009.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. There is no CDSC for Class Y Shares. Proceeds from the CDSCs are paid to PFD. For the six months ended February 28, 2009, no CDSCs were paid to PFD.


             Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/09    31

5. New Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.


32    Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/09

Trustees, Officers and Service Providers

Trustees                                          Officers
John F. Cogan, Jr., Chairman                      John F. Cogan, Jr., President
David R. Bock                                     Daniel K. Kingsbury, Executive
Mary K. Bush                                        Vice President
Benjamin M. Friedman                              Mark E. Bradley, Treasurer
Margaret B.W. Graham                              Dorothy E. Bourassa, Secretary
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


             Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/09    33

                           This page for your notes.


34    Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/09

                           This page for your notes.


             Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/09    35

                           This page for your notes.


36    Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/09

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: pioneerinvestments.com



This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Pioneer Disciplined
Value Fund*
--------------------------------------------------------------------------------
Semiannual Report | February 28, 2009
--------------------------------------------------------------------------------


Ticker Symbols:
Class A   SERSX
Class C   PRVCX
Class Y   PRUYX





*Effective April 1, 2009, Pioneer Research Value Fund was renamed Pioneer
 Disciplined Value Fund.

[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                          2
Portfolio Management Discussion                                                4
Portfolio Summary                                                              8
Prices and Distributions                                                       9
Performance Update                                                            10
Comparing Ongoing Fund Expenses                                               13
Schedule of Investments                                                       15
Financial Statements                                                          21
Notes to Financial Statements                                                 27
Trustees, Officers and Service Providers                                      33


               Pioneer Disciplined Value Fund | Semiannual Report | 2/28/09    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have been experiencing one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920s. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential chances for making money in many corners of the market, it takes


2    Pioneer Disciplined Value Fund | Semiannual Report | 2/28/09
research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Sincerely,


/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


               Pioneer Disciplined Value Fund | Semiannual Report | 2/28/09    3

Portfolio Management Discussion | 2/28/09

The domestic stock market lost approximately 40% of its value during the six-month period ended February 28, 2009, as investor confidence collapsed in the face of mounting evidence of a deteriorating U.S. economy. In the following discussion, Pioneer's Diego Franzin, Ashesh Savla and John Peckham review the factors that affected the performance of Pioneer Disciplined Value Fund during the six-month period. Mr. Franzin is Head of Global Quantitative Research & Management at Pioneer; Mr. Savla is a Quantitative Analyst at Pioneer; and Mr. Peckham, CFA, is Head of Pioneer's Global Fundamental Research Group. All are members of the Fund's management team.

Q How did Pioneer Disciplined Value Fund perform during the six months ended February 28, 2009?

A The Fund's Class A shares returned -36.62% at net asset value for the six months, while the Fund's benchmark, the Russell 1000 Value Index, returned -44.71%. During the same six-month period, the 625 funds in Lipper's Large Cap Value category posted an average return of -42.36%.

Q What were the principal factors affecting the Fund's performance during the six months ended February 28, 2009?

A As the credit markets came close to freezing up and the financials sector imploded, the equity market underwent waves of fierce selling that drove stock prices down substantially during the six months ended February 28, 2009. The Standard & Poor's 500 Index and the Russell 1000 Index, two common benchmarks for large-cap stocks, declined by 41.79% and 42.25%, respectively, during the period, while many small-cap and mid-cap indices fell by even more. Value stock indices, primarily because of their heavier weightings in financials stocks, tended to underperform growth-stock benchmarks. The dismal results came amid disappointing news about the U.S. economy. The U.S. Commerce Department announced that the nation's gross domestic product (GDP) had begun to contract. Meanwhile, a drumbeat of reports continued telling a story of declining profit growth, rising unemployment, falling commodity prices and widespread uncertainty about the nation's economic policy responses.

   In this difficult market, the Fund was not immune to the downward pull of stock prices, and we are disappointed with its performance results. But the Fund did manage to outperform its benchmark, the Russell 1000 Value Index (the Russell Index), over the six-month period ended February 28, 2009. The Fund's performance edge over the benchmark was due primarily


4    Pioneer Disciplined Value Fund | Semiannual Report | 2/28/09
   to stock selection, especially in the financials, industrials and consumer discretionary sectors. In general, we successfully avoided some of the biggest blowups in the market. The Fund had no investments, for example, in such notably poor performers as Bank of America, Citigroup, American International Group and General Electric. On the negative side, stock selections in health care and energy tended to detract from the Fund's results relative to the Russell Index.

   We maintained a relatively defensively positioned portfolio over the six months ended February 28, 2009, emphasizing stocks of corporations with strong balance sheets and with relatively low exposure to the deteriorating credit markets. The Fund maintained a portfolio of stocks in about 50 different companies. The stocks are always selected with the help of qualitative research analysis and quantitative analytical tools.

Q What were some of the individual investments that most affected the Fund's results relative to the Russell 1000 Value Index during the six months ended February 28, 2009?

A The financials sector was the poorest performing part of the market, as the stock valuations of many prominent institutions plummeted mainly because of their exposures to credit problems. Our decisions not to own shares of many of the major financial corporations were a substantial factor contributing to the Fund's outperformance relative to the Russell Index. The Fund's lack of exposure to Bank of America, for example, was the single biggest factor supporting its relative performance, while not owning any shares of Citigroup, Wells Fargo or American International Group also helped the Fund outperform the Russell Index.

   Similarly, the Fund's lack of any investment in General Electric (GE) helped its relative performance in the industrials sector. We avoided GE because we were concerned about the vulnerability of its financial services businesses, which have accounted for approximately 50% of its profits. Conversely, the Fund benefited from its investments in diversified capital goods companies United Technologies and 3M. In the consumer discretionary sector, the leading contributor was fast-food chain McDonald's. The company reported consistent growth in same-store sales in markets throughout the world, which may have been helped by the tendency of consumers to search for lower cost meals during a time of economic insecurity. Among other holdings, we sold the Fund's investment in global mining corporation Freeport McMoRan Copper & Gold at the right time. The Fund had a position in the corporation early in the reporting period, when it still was performing well, but we then sold it out of the portfolio and managed to avoid most of the damage to its stock price created by falling commodity prices.


               Pioneer Disciplined Value Fund | Semiannual Report | 2/28/09    5

   Investments in the energy and health care sectors were not as successful for the Fund. In energy, Weatherford International produced particularly disappointing results. Weatherford, an oil field services company, was removed from the Standard & Poor's 500 Index, which led to share price losses as index funds sold their positions. In addition, investors became concerned about the outlook for oil field services companies due to falling oil prices. Conversely, the Fund had an underweighted position in ExxonMobil, which hurt relative performance as the integrated oil company was able to withstand the effects of falling oil prices better than most energy corporations. In health care, the Fund saw disappointing results from its holding in Cigna, an HMO, and Fund returns also were negatively impacted by not owning a stake in Wyeth. The share price of CIGNA was pulled down both by higher-than-expected operating costs and by investor concerns that the potential health care policies of the new Obama administration might affect profits of managed health care companies. Wyeth outperformed after agreeing to merge with Pfizer, and not owning the stock hurt the Fund's relative performance during the period.

Q  What is your investment outlook?

A We intend to maintain a relatively defensive positioning for the Fund as we await an eventual improvement in the environment for equity investments. A cautious approach should be especially important for our stock selections in the energy and financials sectors, two large parts of the benchmark Russell Index that are particularly vulnerable to economic swings. In energy, we expect to be especially careful about investing in oil and natural gas exploration and production companies, particularly given that commodity prices have fallen and demand appears weak. In the financials group, we intend to emphasize corporations with strong balance sheets, while generally avoiding any companies with significant exposure to mortgages.

   We expect that individual stock-picking will continue to drive Fund performance.

Please refer to the Schedule of Investments on pages 15-20 for a full listing of Fund securities.

Investing in small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.


6    Pioneer Disciplined Value Fund | Semiannual Report | 2/28/09

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


               Pioneer Disciplined Value Fund | Semiannual Report | 2/28/09    7

Portfolio Summary | 2/28/09

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         99.1%
Temporary Cash Investment                                                   0.9%


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 19.7%
Energy                                                                     18.3%
Health Care                                                                13.6%
Consumer Discretionary                                                      9.8%
Consumer Staples                                                            9.1%
Utilities                                                                   8.3%
Industrials                                                                 7.8%
Telecommunications Services                                                 7.3%
Materials                                                                   3.2%
Information Technology                                                      2.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

    1.    Johnson & Johnson Co.                4.44%
--------------------------------------------------------------------------------
    2.    Verizon Communications, Inc.         4.39
--------------------------------------------------------------------------------
    3.    Chevron Corp.                        4.19
--------------------------------------------------------------------------------
    4.    Exxon Mobil Corp.                    3.56
--------------------------------------------------------------------------------
    5.    AT&T Corp.                           2.89
--------------------------------------------------------------------------------
    6.    Amgen, Inc.                          2.89
--------------------------------------------------------------------------------
    7.    The Travelers Co., Inc.              2.86
--------------------------------------------------------------------------------
    8.    PG&E Corp.                           2.85
--------------------------------------------------------------------------------
    9.    Home Depot, Inc.                     2.69
--------------------------------------------------------------------------------
   10.    CVS/Caremark Corp.                   2.66
--------------------------------------------------------------------------------

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.


8    Pioneer Disciplined Value Fund | Semiannual Report | 2/28/09

Prices and Distributions | 2/28/09

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class                        2/28/09                           8/31/08
--------------------------------------------------------------------------------
       A                           $ 5.99                            $ 9.60
--------------------------------------------------------------------------------
       C                           $ 6.04                            $ 9.61
--------------------------------------------------------------------------------
       Y                           $ 6.04                            $ 9.62
--------------------------------------------------------------------------------

Distributions per Share: 9/1/08-2/28/09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Net Investment        Short-Term        Long-Term
      Class           Income          Capital Gains     Capital Gains
--------------------------------------------------------------------------------
       A            $ 0.1079              $  --            $  --
--------------------------------------------------------------------------------
       C            $ 0.0209              $  --            $  --
--------------------------------------------------------------------------------
       Y            $ 0.0651              $  --            $  --
--------------------------------------------------------------------------------


               Pioneer Disciplined Value Fund | Semiannual Report | 2/28/09    9

Performance Update | 2/28/09                           Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Disciplined Value Fund at public offering price, compared to that of the Russell 1000 Value Index.


Average Annual Total Returns
(As of February 28, 2009)
--------------------------------------------------------------------------------
                                            Net Asset       Public Offering
Period                                      Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
 Life-of-Class
 (12/15/05)                                   -11.23%         -12.86%
 1 Year                                       -39.70          -43.19
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated December 31, 2008)
--------------------------------------------------------------------------------
                                               Gross           Net
--------------------------------------------------------------------------------
                                               16.02%           1.25%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE/MTN CHART IN THE PRINTED MATERIAL]

                 Pioneer
                 Disciplined            Russell 1000
                 Value Fund             Value Fund
                 -----------            ------------
12/05             9,425                 10,000
2/06              9,781                 10,452
2/07             11,164                 12,188
2/08             10,780                 11,224
2/09              6,500                  5,909

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/12 for Class A Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000[RegTM] Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.


10    Pioneer Disciplined Value Fund | Semiannual Report | 2/28/09

Performance Update | 2/28/09                           Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Disciplined Value Fund at public offering price, compared to that of the Russell 1000 Value Index.


Average Annual Total Returns
(As of February 28, 2009)
--------------------------------------------------------------------------------
                                          If           If
Period                                    Held         Redeemed
--------------------------------------------------------------------------------
 Life-of-Class
 (7/16/08)                                -35.03%      -35.68%
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated December 31, 2008)
--------------------------------------------------------------------------------
                                           Gross         Net
--------------------------------------------------------------------------------
                                           25.47%        2.15%
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A LINE/MTN CHART IN THE PRINTED MATERIAL]

                 Pioneer
                 Disciplined            Russell 1000
                 Value Fund             Value Fund
                 -----------            ------------
7/08             10,000                 10,000
2/09              6,344                  5,623


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/10 for Class C Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000[RegTM] Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.


              Pioneer Disciplined Value Fund | Semiannual Report | 2/28/09    11

Performance Update | 2/28/09                           Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Disciplined Value Fund at public offering price, compared to that of the Russell 1000 Value Index.


Average Annual Total Returns
(As of February 28, 2009)
--------------------------------------------------------------------------------
                                          If           If
Period                                    Held         Redeemed
--------------------------------------------------------------------------------
 Life-of-Class
 (7/16/08)                                -11.17%      -11.17%
 1 Year                                   -39.57       -39.57
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated December 31, 2008)
--------------------------------------------------------------------------------
                                           Gross         Net
--------------------------------------------------------------------------------
                                           10.11%        0.90%
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A LINE/MTN CHART IN THE PRINTED MATERIAL]

                 Pioneer
                 Disciplined            Russell 1000
                 Value Fund             Value Fund
                 -----------            ------------
12/05            10,000                 10,000
2/06             10,374                 10,452
2/07             11,840                 12,188
2/08             11,433                 11,224
2/09              6,909                  5,909


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/10 for Class Y Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000[RegTM] Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.


12    Pioneer Disciplined Value Fund | Semiannual Report | 2/28/09

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Research Value Fund

Based on actual returns from September 1, 2008 through February 28, 2009.


--------------------------------------------------------------------------------
Actual
Share Class                           A                C                Y
--------------------------------------------------------------------------------
Beginning Account                $ 1,000.00       $ 1,000.00       $ 1,000.00
Value on 9/1/08
--------------------------------------------------------------------------------
Ending Account Value             $   633.80       $   631.50       $   633.80
(after expenses) on 2/28/09
--------------------------------------------------------------------------------
Expenses Paid                    $     5.06       $     7.73       $     3.65
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 1.91%, and 0.90% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).


              Pioneer Disciplined Value Fund | Semiannual Report | 2/28/09    13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


Expenses Paid on a $1,000 Investment in Pioneer Research Value Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2008 through February 28, 2009.


--------------------------------------------------------------------------------
Hypothetical
Share Class                           A                C                Y
--------------------------------------------------------------------------------
Beginning Account                 $ 1,000.00      $ 1,000.00       $ 1,000.00
Value on 9/1/08
--------------------------------------------------------------------------------
Ending Account Value              $ 1,018.60      $ 1,015.32       $ 1,020.33
(after expenses) on 2/28/09
--------------------------------------------------------------------------------
Expenses Paid                     $     6.26      $     9.54       $     4.51
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 1.91%, and 0.90% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).


14    Pioneer Disciplined Value Fund | Semiannual Report | 2/28/09

Schedule of Investments | 2/28/09 (unaudited)


--------------------------------------------------------------------
 Shares                                                        Value
--------------------------------------------------------------------
            COMMON STOCKS -- 94.9%
            ENERGY -- 17.4%
            Integrated Oil & Gas -- 7.4%
    436     Chevron Corp.                                   $ 26,470
    332     Exxon Mobil Corp.                                 22,542
                                                            --------
                                                            $ 49,012
--------------------------------------------------------------------
            Oil & Gas Drilling -- 1.7%
    192     Transocean, Ltd.*                               $ 11,476
--------------------------------------------------------------------
            Oil & Gas Equipment & Services -- 3.8%
    866     Halliburton Co.*                                $ 14,124
  1,048     Weatherford International, Inc.*                  11,182
                                                            --------
                                                            $ 25,306
--------------------------------------------------------------------
            Oil & Gas Exploration & Production -- 2.3%
    256     Apache Corp.                                    $ 15,127
--------------------------------------------------------------------
            Oil & Gas Storage & Transportation -- 2.2%
  2,218     El Paso Corp.                                   $ 14,972
                                                            --------
            Total Energy                                    $115,893
--------------------------------------------------------------------
            MATERIALS -- 3.0%
            Fertilizers & Agricultural Chemicals -- 1.7%
    134     Potash Corporation Saskatchewan, Inc.           $ 11,252
--------------------------------------------------------------------
            Industrial Gases -- 1.3%
    286     Airgas, Inc.                                    $  8,806
                                                            --------
            Total Materials                                 $ 20,058
--------------------------------------------------------------------
            CAPITAL GOODS -- 6.1%
            Aerospace & Defense -- 4.4%
    376     Northrop Grumman Corp.*                         $ 14,047
    382     United Technologies Corp.                         15,597
                                                            --------
                                                            $ 29,644
--------------------------------------------------------------------
            Industrial Conglomerates -- 1.7%
    245     3M Co.                                          $ 11,138
                                                            --------
            Total Capital Goods                             $ 40,782
--------------------------------------------------------------------
            TRANSPORTATION -- 1.3%
            Railroads -- 1.3%
    272     Norfolk Southern Corp.                          $  8,628
                                                            --------
            Total Transportation                            $  8,628
--------------------------------------------------------------------
            CONSUMER SERVICES -- 2.1%
            Restaurants -- 2.1%
    262     McDonald's Corp.                                $ 13,690
                                                            --------
            Total Consumer Services                         $ 13,690
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Disciplined Value Fund | Semiannual Report | 2/28/09    15

----------------------------------------------------------------
 Shares                                                    Value
----------------------------------------------------------------
            MEDIA -- 3.6%
            Movies & Entertainment -- 3.6%
  2,022     Time Warner, Inc.                           $ 15,427
    561     Viacom, Inc. (Class B)*                        8,634
                                                        --------
                                                        $ 24,061
                                                        --------
            Total Media                                 $ 24,061
----------------------------------------------------------------
            RETAILING -- 3.6%
            Apparel Retail -- 1.0%
    313     TJX Co., Inc.                               $  6,971
----------------------------------------------------------------
            Home Improvement Retail -- 2.6%
    815     Home Depot, Inc.                            $ 17,025
                                                        --------
            Total Retailing                             $ 23,996
----------------------------------------------------------------
            FOOD & DRUG RETAILING -- 2.5%
            Drug Retail -- 2.5%
    653     CVS/Caremark Corp.                          $ 16,807
                                                        --------
            Total Food & Drug Retailing                 $ 16,807
----------------------------------------------------------------
            FOOD, BEVERAGE & TOBACCO -- 4.2%
            Tobacco -- 4.2%
    905     Altria Group, Inc.                          $ 13,973
    235     Lorillard, Inc.                               13,733
                                                        --------
                                                        $ 27,706
                                                        --------
            Total Food, Beverage & Tobacco              $ 27,706
----------------------------------------------------------------
            HOUSEHOLD & PERSONAL PRODUCTS -- 1.9%
            Personal Products -- 1.9%
    576     Alberto-Culver Co. (Class B)                $ 12,753
                                                        --------
            Total Household & Personal Products         $ 12,753
----------------------------------------------------------------
            HEALTH CARE EQUIPMENT & SERVICES -- 2.1%
            Managed Health Care -- 2.1%
    725     United Healthcare Group, Inc.*              $ 14,246
                                                        --------
            Total Health Care Equipment & Services      $ 14,246
----------------------------------------------------------------
            PHARMACEUTICALS & BIOTECHNOLOGY -- 10.8%
            Biotechnology -- 2.8%
    373     Amgen, Inc.*                                $ 18,251
----------------------------------------------------------------
            Pharmaceuticals -- 8.0%
    258     Abbott Laboratories, Ltd.                   $ 12,214
    720     Bristol-Myers Squibb Co.                      13,255
    562     Johnson & Johnson                             28,100
                                                        --------
                                                        $ 53,569
                                                        --------
            Total Pharmaceuticals & Biotechnology       $ 71,820
----------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16    Pioneer Disciplined Value Fund | Semiannual Report | 2/28/09

-------------------------------------------------------------------------
 Shares                                                             Value
-------------------------------------------------------------------------
            BANKS -- 5.0%
            Regional Banks -- 5.0%
  1,146     First Horizon National Corp.*                        $ 10,509
    984     KeyCorp                                                 6,898
    393     PNC Bank Corp.                                         10,745
    533     Zions Bancorporation (b)                                4,994
                                                                 --------
                                                                 $ 33,146
                                                                 --------
            Total Banks                                          $ 33,146
-------------------------------------------------------------------------
            DIVERSIFIED FINANCIALS -- 7.5%
            Asset Management & Custody Banks -- 4.0%
    239     Franklin Resources, Inc.                             $ 10,946
    716     The Bank of New York Mellon Corp.                      15,874
                                                                 --------
                                                                 $ 26,820
-------------------------------------------------------------------------
            Diversified Finance Services -- 2.3%
    661     JPMorgan Chase & Co.                                 $ 15,104
-------------------------------------------------------------------------
            Investment Banking & Brokerage -- 0.8%
    236     Lazard, Ltd.                                         $  5,730
-------------------------------------------------------------------------
            Specialized Finance -- 0.4%
     14     CME Group, Inc.                                      $  2,554
                                                                 --------
            Total Diversified Financials                         $ 50,208
-------------------------------------------------------------------------
            INSURANCE -- 4.5%
            Property & Casualty Insurance -- 4.5%
    532     Axis Capital Holdings, Ltd.                          $ 11,906
    501     The Travelers Co., Inc.                                18,111
                                                                 --------
                                                                 $ 30,017
                                                                 --------
            Total Insurance                                      $ 30,017
-------------------------------------------------------------------------
            REAL ESTATE -- 1.8%
            Specialized Real Estate Investment Trusts -- 1.8%
    216     Plum Creek Timber Co., Inc.                          $  5,666
    110     Public Storage, Inc.                                    6,103
                                                                 --------
                                                                 $ 11,769
                                                                 --------
            Total Real Estate                                    $ 11,769
-------------------------------------------------------------------------
            SOFTWARE & SERVICES -- 0.9%
            Systems Software -- 0.9%
    390     Microsoft Corp.                                      $  6,299
                                                                 --------
            Total Software & Services                            $  6,299
-------------------------------------------------------------------------
            TECHNOLOGY HARDWARE & EQUIPMENT -- 1.8%
            Computer Hardware -- 1.8%
    405     Hewlett-Packard Co.                                  $ 11,757
                                                                 --------
            Total Technology Hardware & Equipment                $ 11,757
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Disciplined Value Fund | Semiannual Report | 2/28/09    17

---------------------------------------------------------------------------
 Shares                                                               Value
---------------------------------------------------------------------------
                  TELECOMMUNICATION SERVICES -- 6.9%
                  Integrated Telecommunication Services -- 6.9%
         768      AT&T Corp.                                       $ 18,255
         973      Verizon Communications, Inc.                       27,760
                                                                   --------
                                                                   $ 46,015
                                                                   --------
                  Total Telecommunication Services                 $ 46,015
---------------------------------------------------------------------------
                  UTILITIES -- 7.9%
                  Electric Utilities -- 2.5%
         542      Southern Co.                                     $ 16,428
---------------------------------------------------------------------------
                  Multi-Utilities -- 5.4%
         244      NSTAR                                            $  7,849
         472      PG&E Corp.                                         18,040
         252      Sempra Energy                                      10,476
                                                                   --------
                                                                   $ 36,365
                                                                   --------
                  Total Utilities                                  $ 52,793
---------------------------------------------------------------------------
                  TOTAL COMMON STOCKS
                  (Cost $862,694)                                  $632,444
---------------------------------------------------------------------------
Principal
Amount
---------------------------------------------------------------------------
                  TEMPORARY CASH INVESTMENTS -- 0.8%
                  Securities Lending Collateral -- 0.8% (c)
                  Certificates of Deposit:
  $      133      Abbey National Plc, 2.52%, 8/13/09               $    133
         133      Bank of Nova Scotia, 1.58%, 5/5/09                    133
         213      Bank of Scotland NY, 1.44%, 6/5/09                    213
         240      Barclays Bank, 1.2%, 5/27/09                          240
         267      CBA, 1.31%, 7/16/09                                   267
         240      DNB NOR Bank ASA NY, 2.41%, 6/5/09                    240
         244      Intesa SanPaolo S.p.A., 1.1%, 5/22/09                 244
          15      NORDEA NY, 0.44%, 4/9/09                               15
         200      Royal Bank of Canada NY, 1.44%, 8/7/09                200
         133      Royal Bank of Scotland, 2.45%, 3/5/09                 133
         267      Societe Generale, 2.62%, 9/4/09                       267
         240      Svenska Bank NY, 1.73%, 7/8/09                        240
         267      U.S. Bank NA, 1.35%, 8/24/09                          267
                                                                   --------
                                                                   $  2,595
---------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer Disciplined Value Fund | Semiannual Report | 2/28/09

--------------------------------------------------------------------------
Principal
Amount                                                               Value
--------------------------------------------------------------------------
              Commercial Paper:
   $  25      BBVA U.S., 2.11%, 3/12/09                           $     25
     267      Monumental Global Funding, Ltd., 1.64%, 8/17/09          267
     133      CME Group, Inc., 1.44%, 8/6/09                           133
     133      General Electric Capital Corp., 1.96%, 3/16/09           133
     262      American Honda Finance Corp., 1.29%, 7/14/09             262
     267      HSBC Bank, Inc., 1.64%, 8/14/09                          267
      67      IBM, 1.47%, 9/25/09                                       67
     240      MetLife Global Funding, 2.47%, 6/12/09                   240
     240      New York Life Global, 2.31%, 9/4/09                      240
     227      Westpac Banking Corp., 1.0%, 6/1/09                      227
                                                                  --------
                                                                  $  1,862
--------------------------------------------------------------------------
              Tri-party Repurchase Agreements:
     267      Deutsche Bank, 0.27%, 3/2/09                        $    267
     534      Merrill Lynch, 0.27%, 3/2/09                             534
     101      Barclays Capital Markets, 0.25%, 3/2/09                  101
                                                                  --------
                                                                  $    901
--------------------------------------------------------------------------
              Money Market Mutual Fund:
     267      JPMorgan, U.S. Government Money Market Fund         $    267
                                                                  --------
              Total Securities Lending Collateral                 $  5,625
--------------------------------------------------------------------------
              TOTAL TEMPORARY CASH INVESTMENTS
              (Cost $5,625)                                       $  5,625
--------------------------------------------------------------------------
              TOTAL INVESTMENT IN SECURITIES -- 95.7%
              (Cost $868,319)(a)                                  $638,069
--------------------------------------------------------------------------
              OTHER ASSETS AND LIABILITIES -- 4.3%                $ 28,543
--------------------------------------------------------------------------
              TOTAL NET ASSETS -- 100.0%                          $666,612
==========================================================================

*        Non-income producing security.

(a) At February 28, 2009, the net unrealized loss on investments based on cost for federal income tax purposes of $872,740 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                              $    1,238
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                                (235,909)
                                                                                    ----------
       Net unrealized loss                                                          $ (234,671)
                                                                                    ==========

(b)      At February 28, 2009, the following security was out on loan:



------------------------------------------------
 Shares        Security                 Value
------------------------------------------------
  500          Zions Bancorporation      $ 4,685

(c)      Securities lending collateral is managed by Credit Suisse, New York
         Branch.

The accompanying notes are an integral part of these financial statements.

              Pioneer Disciplined Value Fund | Semiannual Report | 2/28/09    19

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2009 aggregated $556,725 and $543,724, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.


  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)


The following is a summary of the inputs used as of February 28, 2009, in valuing the Fund's assets:



-----------------------------------------------------------------
                                                    Investments
 Valuation Inputs                                   in Securities
-----------------------------------------------------------------
 Level 1 -- Quoted Prices                              $632,444
 Level 2 -- Other Significant Observable Inputs           5,625
 Level 3 -- Significant Unobservable Inputs                  --
-----------------------------------------------------------------
 Total                                                 $638,069
=================================================================


The accompanying notes are an integral part of these financial statements.

20    Pioneer Disciplined Value Fund | Semiannual Report | 2/28/09

Statement of Assets and Liabilities | 2/28/09 (unaudited)


ASSETS:
  Investment in securities, at value (including securities loaned of
   $4,685) (cost $868,319)                                               $   638,069
  Cash                                                                         5,396
  Receivables --
   Dividends                                                                   2,226
   Due from Pioneer Investment Management, Inc.                               27,072
  Other                                                                       25,775
------------------------------------------------------------------------------------
     Total assets                                                        $   698,538
------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Upon return of securities loaned                                            5,625
  Due to affiliates                                                              169
  Accrued expenses                                                            26,132
------------------------------------------------------------------------------------
     Total liabilities                                                   $    31,926
------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                        $ 1,072,310
  Undistributed net investment income                                          2,705
  Accumulated net realized loss on investments                              (178,153)
  Net unrealized loss on investments                                        (230,250)
------------------------------------------------------------------------------------
     Total net assets                                                    $   666,612
------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $346,924/57,869 shares)                              $      5.99
  Class C (based on $161,803/26,767 shares)                              $      6.04
  Class Y (based on $157,885/26,123 shares)                              $      6.04
MAXIMUM OFFERING PRICE:
  Class A ($5.99 [divided by] 94.25%)                                    $      6.36
====================================================================================

The accompanying notes are an integral part of these financial statements.

              Pioneer Disciplined Value Fund | Semiannual Report | 2/28/09    21

Statement of Operations (unaudited)

For the Six Months Ended 2/28/09

INVESTMENT INCOME:
  Dividends                                                 $11,493
  Income from securities loaned, net                            208
------------------------------------------------------------------------------------
     Total investment income                                              $   11,701
------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $ 2,617
  Transfer agent fees
   Class A                                                       15
  Distribution fees
   Class A                                                      518
   Class C                                                      988
  Shareholder communication expense                             120
  Administrative fees                                           141
  Custodian fees                                              6,752
  Registration fees                                          25,328
  Professional fees                                          25,240
  Printing expense                                           10,866
  Fees and expenses of nonaffiliated trustees                 3,525
  Miscellaneous                                               1,771
------------------------------------------------------------------------------------
     Total expenses                                                       $   77,881
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                        $  (72,545)
------------------------------------------------------------------------------------
     Net expenses                                                         $    5,336
------------------------------------------------------------------------------------
       Net investment income                                              $    6,365
------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments                                        $ (151,964)
------------------------------------------------------------------------------------
  Change in net unrealized loss on investments                            $ (235,480)
------------------------------------------------------------------------------------
  Net loss on investments                                                 $ (387,444)
------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                    $ (381,079)
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22    Pioneer Disciplined Value Fund | Semiannual Report | 2/28/09

Statement of Changes in Net Assets

For the Six Months Ended 2/28/09 and the Year Ended 8/31/08, respectively

------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended            Year Ended
                                                              2/28/09          8/31/08
------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                         $     6,365      $     6,680
Net realized loss on investments                                 (151,964)         (23,090)
Change in net unrealized loss on investments                     (235,480)         (55,082)
------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations       $  (381,079)     $   (71,492)
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.11 and $0.11 per share, respectively)          $    (6,136)     $    (6,091)
   Class C ($0.02 and $0.00 per share, respectively)                 (559)            --
   Class Y ($0.07 and $0.00 per share, respectively)               (1,701)            --
Net realized gain:
   Class A ($0.00 and $0.77 per share, respectively)                 --            (38,340)
------------------------------------------------------------------------------------------
     Total distributions to shareowners                       $    (8,396)     $   (44,431)
------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                              $    21,744      $   500,000
Reinvestment of distributions                                       6,136           44,430
------------------------------------------------------------------------------------------
   Net increase net assets resulting from Fund share
     transactions                                             $    27,880      $   544,430
------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                      $  (361,595)     $   428,507
NET ASSETS:
Beginning of period                                           $ 1,028,207      $   599,700
------------------------------------------------------------------------------------------
End of period                                                 $   666,612      $ 1,028,207
------------------------------------------------------------------------------------------
Undistributed net investment income                           $     2,705      $     4,736
==========================================================================================


-----------------------------------------------------------------------------------
                                    '09 Shares  '09 Amount    '08 Shares '08 Amount
                                    (unaudited) (unaudited)
-----------------------------------------------------------------------------------
Class A
Shares sold                            2,854     $ 21,744         --       $   --
Reinvestment of distributions            896        6,136        4,119       44,430
-----------------------------------------------------------------------------------
   Net increase                        3,750     $ 27,880        4,119     $ 44,430
===================================================================================
Class C*
Shares sold                             --       $   --         26,767     $250,000
-----------------------------------------------------------------------------------
   Net increase                         --       $   --         26,767     $250,000
===================================================================================
Class Y**
Shares sold                             --       $   --         26,123     $250,000
-----------------------------------------------------------------------------------
   Net increase                         --       $   --         26,123     $250,000
===================================================================================

*  Class C shares were first publicly offered on July 17, 2008.
** Class Y shares were first publicly offered on July 31, 2008.

The accompanying notes are an integral part of these financial statements.

              Pioneer Disciplined Value Fund | Semiannual Report | 2/28/09    23

Financial Highlights


-------------------------------------------------------------------------------------------------------------
                                                    Six Months
                                                    Ended          Year           Year
                                                    2/28/09        Ended          Ended          12/15/05 (a)
                                                    (unaudited)    8/31/08        8/31/07        to 8/31/06
-------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                $  9.60        $ 11.99        $ 10.69        $ 10.00
-------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                              $  0.06        $  0.11        $  0.12        $  0.09
 Net realized and unrealized gain (loss) on
   investments                                        (3.56)         (1.62)          1.58           0.60
-------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from investment
     operations                                     $ (3.50)       $ (1.51)       $  1.70        $  0.69
Distributions to shareowners:
 Net investment income                                (0.11)         (0.11)         (0.12)            --
 Net realized gain                                       --          (0.77)         (0.28)            --
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value          $ (3.61)       $ (2.39)       $  1.30        $  0.69
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $  5.99        $  9.60        $ 11.99        $ 10.69
=============================================================================================================
Total return*                                        (36.62)%       (13.34)%        16.24%          6.90%(b)
Ratio of net expenses to average net assets            1.25%**        1.25%          1.25%          1.25%**
Ratio of net investment income to average
net assets                                             1.67%**        1.07%          1.01%          1.21%**
Portfolio turnover rate                                 138%**         116%            88%            66%(b)
Net assets, end of period (in thousands)            $   347        $   520        $   600        $   535
Ratios with no waiver of fees and assumption of
 expenses by PIM and no reduction for fees
 paid indirectly:
 Net expenses                                         19.33%**       16.02%         13.35%         19.33%**
 Net investment loss                                  16.42)%**     (13.70)%       (11.09)%       (16.87)%**
=============================================================================================================

(a)  The Fund commenced operations on December 15, 2005.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.

The accompanying notes are an integral part of these financial statements.

24    Pioneer Disciplined Value Fund | Semiannual Report | 2/28/09

---------------------------------------------------------------------------------------------
                                                                     Six Months
                                                                     Ended
                                                                     2/28/09      7/17/08 (a)
                                                                     (unaudited)  to 8/31/08
---------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                 $  9.61      $  9.34
---------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                               $  0.03      $  0.01
 Net realized and unrealized gain (loss) on investments                (3.58)        0.26
---------------------------------------------------------------------------------------------
   Net increase (decrease) from investment operations                $ (3.55)     $  0.27
---------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                               $ (0.02)     $    --
---------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                           $ (0.02)     $  0.27
---------------------------------------------------------------------------------------------
Net asset value, end of period                                       $  6.04      $  9.61
=============================================================================================
Total return*                                                         (36.85)%       2.89%(b)
Ratio of net expenses to average net assets                             1.91%**      2.15%**
Ratio of net investment income to average net assets                    0.99%**      0.40%**
Portfolio turnover rate                                                  138%**       116%(b)
Net assets, end of period (in thousands)                             $   162      $   257
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                          19.84%**     25.47%**
 Net investment loss                                                  (16.94)%**   (22.92)%**
=============================================================================================

(a)  Class C shares were first publicly offered on July 17, 2008.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.

The accompanying notes are an integral part of these financial statements.

              Pioneer Disciplined Value Fund | Semiannual Report | 2/28/09    25

--------------------------------------------------------------------------------------------
                                                                    Six Months
                                                                    Ended
                                                                    2/28/09      7/31/08 (a)
                                                                    (unaudited)  to 8/31/08
--------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                $  9.62      $  9.57
--------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                              $  0.07      $  0.02
 Net realized and unrealized gain (loss) on investments               (3.58)        0.03
--------------------------------------------------------------------------------------------
   Net increase (decrease) from investment operations               $ (3.51)     $  0.05
Distributions to shareowners:
 Net investment income                                              $ (0.07)     $    --
--------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $ (0.07)     $  0.05
--------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  6.04      $  9.62
============================================================================================
Total return*                                                        (36.62)%       0.52%(b)
Ratio of net expenses to average net assets                            0.90%**      0.90%**
Ratio of net investment income to average net assets                   2.00%**      2.37%**
Portfolio turnover rate                                                 138%**       116%(b)
Net assets, end of period (in thousands)                            $   158      $   251
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                         18.83%**     10.11%**
 Net investment loss                                                 (15.93)%**    (6.84)%**
============================================================================================

(a)  Class Y shares were first publicly offered on July 31, 2008.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**   Annualized.

The accompanying notes are an integral part of these financial statements.

26    Pioneer Disciplined Value Fund | Semiannual Report | 2/28/09

Notes to Financial Statements | 2/28/09 (unaudited)

1.   Organization and Significant Accounting Policies

Pioneer Disciplined Value Fund, formerly Pioneer Research Value Fund (the Fund), is one of five portfolios comprising Pioneer Series Trust V, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized on October 12, 2005, and commenced operations on December 15, 2005. Pioneer Investment Management Inc. (PIM), the Fund's investment advisor, paid all organizational costs of the Fund. Prior to December 15, 2005, the Fund had no operations other than those relating to organizational matters and the initial capitalization of the Fund by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund. The Fund's investment objective is to seek long-term capital growth.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class C shares were first publicly offered on July 17, 2008. Class Y shares were first publicly offered on July 31, 2008. Each class of shares represents and interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

Investing in small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than


              Pioneer Disciplined Value Fund | Semiannual Report | 2/28/09    27
larger, more established companies. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements which are consistent with those policies generally accepted in the investment company industry:


A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may also use fair value methods to value a security, including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At February 28, 2009, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Temporary cash investments are valued at cost which approximates market value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by tax authorities.


28    Pioneer Disciplined Value Fund | Semiannual Report | 2/28/09

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended August 31, 2008 was as follows:


     ------------------------------------------------
                                                 2008
     ------------------------------------------------
          Distributions paid from:
          Ordinary income                    $22,689
          Long-term capital gain              21,742
     ------------------------------------------------
            Total                            $44,431
     ================================================

     The following shows the components of distributable earnings on a federal income tax basis at August 31, 2008:

     ----------------------------------------------------------
                                                 2008
     ----------------------------------------------------------
          Distributable earnings:
          Undistributed ordinary income               $   4,697
          Current year post October loss deferred       (21,729)
          Unrealized appreciation                           809
     ----------------------------------------------------------
            Total                                     $ (16,223)
     ==========================================================

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.


C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned approximately $16 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2009.


D.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see


              Pioneer Disciplined Value Fund | Semiannual Report | 2/28/09    29

     Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that Class A, Class C, and Class Y shares bear different transfer agent and distribution expense rates.


E.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


2.   Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets up to $1 billion and 0.70% of the excess over $1 billion. For the six months ended February 28, 2009, the effective management fee (net of waivers and/or assumption of expenses) was equivalent to 0.75% of the Fund's average net assets.

PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit the Fund's expenses to 1.25%, 2.15%, and 0.90% of the average daily net assets


30    Pioneer Disciplined Value Fund | Semiannual Report | 2/28/09
attributable to Class A, Class C, and Class Y shares, respectively. These limitations are in effect through January 1, 2012 for Class A shares and January 1, 2010 for Class C shares and Class Y shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. There were no management fees, administrative costs or other services payable to PIM at February 28, 2009.


3.   Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed PIMSS for out-of-pocket expenses related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended February 28, 2009, out-of-pocket expenses by class of shares were as follows:


---------------------------------------------
Shareholder Communications
---------------------------------------------
 Class A                              $120
---------------------------------------------


Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $155 in transfer agent fees and shareholder communications expense payable to PIMSS at February 28, 2009.


4.   Distribution Plan

The Fund adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $14 in distribution fees payable to PFD at February 28, 2009.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of


              Pioneer Disciplined Value Fund | Semiannual Report | 2/28/09    31
cost or market value of shares being redeemed. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended February 28, 2009, no CDSCs were paid to PFD.


5.   New Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.


32    Pioneer Disciplined Value Fund | Semiannual Report | 2/28/09

Trustees, Officers and Service Providers

Trustees                                    Officers
John F. Cogan, Jr., Chairman                John F. Cogan, Jr., President
David R. Bock                               Daniel K. Kingsbury, Executive
Mary K. Bush                                  Vice President
Benjamin M. Friedman                        Mark E. Bradley, Treasurer
Margaret B.W. Graham                        Dorothy E. Bourassa, Secretary
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


              Pioneer Disciplined Value Fund | Semiannual Report | 2/28/09    33

                           This page for your notes.

34    Pioneer Disciplined Value Fund | Semiannual Report | 2/28/09

                           This page for your notes.

              Pioneer Disciplined Value Fund | Semiannual Report | 2/28/09    35

                           This page for your notes.

36    Pioneer Disciplined Value Fund | Semiannual Report | 2/28/09

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: pioneerinvestments.com





This report must be accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


        Pioneer Global
        Equity Fund*
--------------------------------------------------------------------------------
        Semiannual Report | February 28, 2009
--------------------------------------------------------------------------------

        Ticker Symbols:
        Class A GLOSX
        Class B GBSLX
        Class C GCSLX
        Class Y PGSYX

        * Effective April 1, 2009, Pioneer Global Select Equity Fund was renamed Pioneer Global Equity Fund.

        [LOGO]PIONEER
              Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                          2

Portfolio Management Discussion                4

Portfolio Summary                              8

Prices and Distributions                       9

Performance Update                            10

Comparing Ongoing Fund Expenses               14

Schedule of Investments                       16

Financial Statements                          22

Notes to Financial Statements                 30

Trustees, Officers and Service Providers      38

                   Pioneer Global Equity Fund | Semiannual Report | 2/28/09    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have been experiencing one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920s. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we

2    Pioneer Global Equity Fund | Semiannual Report | 2/28/09
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                   Pioneer Global Equity Fund | Semiannual Report | 2/28/09    3

Portfolio Management Discussion | 2/28/09

In the following interview, portfolio manager Piergaetano Iaccarino discusses the factors that influenced the Fund's performance for the semiannual period ended February 28, 2009.

Q    How did the Fund perform over the six-month period ended February 28, 2009?

A The Fund slightly outperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index, during the six months, a period which saw a sharp deterioration in the environment for equities globally. For the six-month period ended February 28, 2009, the Fund's Class A shares posted a total return of -40.71% at net asset value, compared with a return of -43.38% for the MSCI World Index. Over the same six-month period, the average return of the 94 Global Large Cap Growth Funds tracked by Lipper, Inc. was -43.47%.

Q Could you describe the environment in the global equity markets over the six-month period ended February 28, 2009?

A Global equity markets dropped dramatically during the six-month period, with much of the damage occurring in the wake of the September 2008 turmoil in the credit markets. Across the globe, major financial institutions fell victim to a lack of liquidity due to a seizing up of credit markets. In the U.S., the failure of investment banking icon Lehman Brothers was the signature event. Lehman's failure was followed shortly by the U.S. government's bailout of global insurer AIG and the takeover of giant thrift Washington Mutual (by JP Morgan Chase). As September came to a close, venerable investment banks Morgan Stanley and Goldman Sachs converted to bank holding companies in order to assure ongoing liquidity support from the U.S. Federal Reserve Board (the Fed), as they sought shelter from the credit market storm. In Europe, governments were forced to pull together in October 2008 to rescue the continent's largest banks and prevent the global financial system from collapsing.

     Reflecting the severity of the damage to the global economy, the Fed implemented during the period a broad range of emergency facilities designed to add liquidity to the financial system. In addition, by December 2008, the Fed had lowered its target Federal funds rate (for short-term borrowing) from 2.00% to the unprecedented 0.00% to 0.25% range.

     Given the backdrop of an imperilled global financial system, equities in all regions experienced severe declines over the six months ended February 28, 2009. U.S. equities held up slightly better over the six months than did their

4    Pioneer Global Equity Fund | Semiannual Report | 2/28/09

     European and Japanese counterparts. From a sector perspective, the strongest areas in the global equity markets were consumer staples and pharmaceuticals. Leading the way down was financials, followed by real estate, materials and capital goods.

Q    Can you review the Fund's overall investment approach?

A We look at mid- and large-capitalization stocks in more than 30 countries and from that universe build a somewhat concentrated portfolio of less than 50 stocks. Each stock the Fund holds will generally be overweighted by at least one percentage point compared with the MSCI World Index. In selecting securities for the Fund, we look for "growth at a reasonable price," and so there is a strong value component to our analysis. We try to find companies for the Fund that not only are benefiting from operating efficiencies as reflected in things like increased market share and revenues, but companies that also use their capital efficiently. In particular, we look for strong free cash flow, because this gives companies the flexibility to do things like make share buybacks, reinvest in their businesses, make acquisitions, and raise dividends.

     Finally, we try to assess not only the potential price gains for each stock but also the potential for a decline in price if things go wrong, and we favor those stocks with the highest upside relative to their downside. In the extraordinary investment environment seen in recent months, characterized by a global financial crisis, this analysis has led us to invest the Fund in stocks within more defensive sectors.

Q What holdings helped and hurt the Fund's performance over the six-month period ended February 28, 2009?

A In the current environment, most prevailing theories of individual stock selection have been rendered ineffective by the narrow market preference for defensive sectors and companies positioned to weather the harshest economic and financing conditions. So it is no surprise that the Fund's outperformance versus the MSCI World Index over the six months was driven primarily by its sector allocations. In this vein, the Fund was underweight in financials, the sector which experienced the steepest declines during the period. The Fund was overweight in the relatively defensive pharmaceutical sector and also benefited from good stock selection within the sector. In particular, Bristol-Myers Squibb and Schering Plough held up much better than the rest of the market. The Fund had significant exposure to consumer staples stocks, which generally fell less than the overall market during the six months ended February 28, 2009. Within consumer staples, the Fund was overweight in low-cost retailer Wal-Mart Stores, which outperformed by a wide margin. Finally, stock selection within the materials sector added to

                   Pioneer Global Equity Fund | Semiannual Report | 2/28/09    5
     the Fund's benchmark-relative performance, including overweight exposures to materials manufacturer 3M and gold producers Newmont Mining and Goldcorp.

     On the negative side of the ledger, stock selection within energy detracted from the Fund's performance over the six months ended February 28, 2009, specifically, not owning diversified energy company ExxonMobil and overweighting oil producer El Paso. While underweighting the insurance group as a whole helped the Fund's returns, its exposure to Swiss Reinsurance was a leading negative contributor to performance, as the firm's stock experienced a severe decline related to its subprime mortgage exposure. Within telecommunications, our decision to favor Sprint over AT&T held back the Fund's performance, as Sprint fell substantially more than the rest of the sector. Finally, the Fund's overweight to French bank Societe Generale was a particularly strong performance detractor.

Q    What is your outlook and how is it reflected in the Fund's positioning?

A At the end of February 2009, confirmation of the severity of the decline in economic conditions was delivered with the news that the U.S. economy (as measured by Gross Domestic Product) had contracted at an annual rate of more than 6% in the fourth quarter of 2008. We do not believe the global economy is likely to grow its way out of the financial crisis that originated in the subprime mortgage area anytime soon. Accordingly, we have positioned the Fund to potentially benefit from a deflationary environment. This means emphasizing companies that meet our criteria within more defensive sectors, such as consumer staples and pharmaceuticals, while downplaying exposure to firms within energy and materials. We also have been underweighting industrial companies that are heavily reliant on large-scale capital expenditures, while monitoring the impact of recent monetary initiatives designed to increase the availability of capital.

     On the positive side, the Federal and European central banks have shown that they will go to almost any length necessary to add liquidity to the financial system. In addition, we feel the significant drop in the price of crude oil that occurred over the second half of 2008 has the potential to help improve conditions for the major economies. Going forward, we believe our focus on companies with a strong cash position may hold the Fund in good stead as investors seek to weather the current economic storm.

6    Pioneer Global Equity Fund | Semiannual Report | 2/28/09

Please refer to the Schedule of Investments on pages 16-21 for a full listing of fund securities.

Investing in foreign and/or emerging markets securities involves certain risks, including risks relating to interest rates, currency exchange rates, economic, and political conditions. Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Fund is non-diversified and invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.

                   Pioneer Global Equity Fund | Semiannual Report | 2/28/09    7

Portfolio Summary | 2/28/09

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology            14.6%
Health Care                       13.0%
Financials                        12.8%
Materials                         11.4%
Consumer Staples                  11.3%
Energy                            10.6%
Industrials                        9.8%
Consumer Discretionary             9.2%
Utilities                          4.2%
Telecommunication Services         3.1%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

United States                     50.9%
United Kingdom                     9.8%
Japan                              8.2%
Germany                            7.7%
France                             7.5%
Switzerland                        5.5%
Canada                             3.8%
Spain                              1.6%
Finland                            1.5%
Greece                             1.2%
Norway                             1.2%
Hong Kong                          1.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.    Microsoft Corp.                          3.36%
 2.    New York Community Bancorp, Inc.         3.25
 3.    Vodafone Group Plc                       3.14
 4.    Bristol-Myers Squibb Co.                 2.98
 5.    United Technologies Corp.                2.97
 6.    Unilever Plc                             2.84
 7.    Procter & Gamble Co.                     2.76
 8.    Newmont Mining Corp.                     2.74
 9.    Medtronic, Inc.                          2.72
10.    Eutelsat Communications SA               2.64

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8    Pioneer Global Equity Fund | Semiannual Report | 2/28/09

Prices and Distributions | 2/28/09

Net Asset Value per Share
--------------------------------------------------------------------------------

---------------------------------------
Class        2/28/09            8/31/08
---------------------------------------
  A           $ 6.03            $ 10.42
---------------------------------------
  B           $ 5.99            $ 10.28
---------------------------------------
  C           $ 6.00            $ 10.26
---------------------------------------

---------------------------------------
             2/28/09           12/31/08
---------------------------------------
  Y           $ 6.03            $ 7.25
---------------------------------------

Distributions per Share: 9/1/08-2/28/09
--------------------------------------------------------------------------------

-------------------------------------------------------------------
                Net Investment       Short-Term         Long-Term
Class               Income          Capital Gains     Capital Gains
-------------------------------------------------------------------
  A                $ 0.1706             $ --               $ --
-------------------------------------------------------------------
  B                $ 0.0869             $ --               $ --
-------------------------------------------------------------------
  C                $ 0.0648             $ --               $ --
-------------------------------------------------------------------
  Y                $   --               $ --               $ --
-------------------------------------------------------------------


                   Pioneer Global Equity Fund | Semiannual Report | 2/28/09    9

Performance Update |2/28/09                                       Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Equity Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) World Index.

Average Annual Total Returns
(As of February 28, 2009)
-----------------------------------------------------------------------
                                          Net Asset     Public Offering
Period                                    Value (NAV)   Price (POP)
-----------------------------------------------------------------------
Life-of-Class
(12/15/05)                                  -11.40%         -13.02%
1 Year                                      -46.04          -49.15
-----------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2008)
-----------------------------------------------------------------------
                                              Gross           Net
-----------------------------------------------------------------------
                                              4.61%           1.30%
-----------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

                Pioneer Global         MSCI
                  Equity Fund      World Index

12/05               $ 9,425          $10,000
2/06                $ 9,840          $10,437
2/07                $11,516          $12,152
2/08                $11,861          $12,147
2/09                $ 6,400          $ 6,467

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/12 for Class A Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International (MSCI) World Index measures the performance of stock markets in the developed world. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

10    Pioneer Global Equity Fund | Semiannual Report | 2/28/09

Performance Update | 2/28/09                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) World Index.

Average Annual Total Returns
(As of February 28, 2009)
---------------------------------------------------------------
                                          If           If
Period                                    Held         Redeemed
---------------------------------------------------------------
Life-of-Class
(12/15/05)                                -12.22%       -12.72%
1 Year                                    -46.56        -48.67
---------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2008)
---------------------------------------------------------------
                                            Gross         Net
---------------------------------------------------------------
                                            5.37%         2.20%
---------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

                Pioneer Global         MSCI
                  Equity Fund      World Index
12/05              $10,000           $10,000
2/06               $10,420           $10,437
2/07               $12,087           $12,152
2/08               $12,334           $12,147
2/09               $ 6,471           $ 6,467

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus for details.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/10 for Class B Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International (MSCI) World Index measures the performance of stock markets in the developed world. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

                  Pioneer Global Equity Fund | Semiannual Report | 2/28/09    11

Performance Update | 2/28/09                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) World Index.

Average Annual Total Returns
(As of February 28, 2009)
---------------------------------------------------------------
                                          If           If
Period                                    Held         Redeemed
---------------------------------------------------------------
Life-of-Class
(12/15/05)                                -12.19%      -12.19%
1 Year                                    -46.50       -47.03
---------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2008)
---------------------------------------------------------------
                                          Gross        Net
---------------------------------------------------------------
                                          5.45%        2.20%
---------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

                Pioneer Global         MSCI
                 Equity Fund       World Index
12/05              $10,000           $10,000
2/06               $10,420           $10,437
2/07               $12,077           $12,152
2/08               $12,334           $12,147
2/09               $ 6,599           $ 6,467

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/10 for Class C Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International (MSCI) World Index measures the performance of stock markets in the developed world. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

12    Pioneer Global Equity Fund | Semiannual Report | 2/28/09

Performance Update | 2/28/09                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) World Index.

Average Annual Total Returns
(As of February 28, 2009)
---------------------------------------------------------------
                                          If           If
Period                                    Held         Redeemed
---------------------------------------------------------------
Life-of-Class
(12/15/05)                                -11.40%      -11.40%
1 Year                                    -46.04       -46.04
---------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2008)
---------------------------------------------------------------
                                          Gross        Net
---------------------------------------------------------------
                                          4.36%        0.80%
---------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

                Pioneer Global         MSCI
                  Equity Fund      World Index
12/05              $10,000           $10,000
2/06               $10,440           $10,437
2/07               $12,219           $12,152
2/08               $12,585           $12,147
2/09               $ 6,791           $ 6,467

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of the Fund's Class Y shares on September 20, 2001 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Y shares prior to their inception would have been higher. Class A shares are used as a proxy through 9/20/01. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/10 for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International (MSCI) World Index measures the performance of stock markets in the developed world. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

                  Pioneer Global Equity Fund | Semiannual Report | 2/28/09    13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments and redemption fees.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on actual returns from September 1, 2008 through February 28, 2009.

-------------------------------------------------------------------------------------
Share Class                   A                B                C                Y
-------------------------------------------------------------------------------------
Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
Value on 9/1/08**
-------------------------------------------------------------------------------------
Ending Account          $   592.90       $   590.00       $   590.30       $   831.70
Value on 2/28/09
-------------------------------------------------------------------------------------
Expenses Paid           $     5.09       $     8.67       $     8.64       $     1.19
During Period*
-------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.29%, 2.20%, 2.19%, and 0.79 for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (60/365 for Class Y) (to reflect the partial year period).

**   12/31/08 for Class Y shares.

14    Pioneer Global Equity Fund | Semiannual Report | 2/28/09

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on a hypothetical 5% return before expenses, reflecting the period from September 1, 2008 through February 28, 2009.

-------------------------------------------------------------------------------------
Share Class                   A                B                C                Y
-------------------------------------------------------------------------------------
Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
Value on 9/01/08**
-------------------------------------------------------------------------------------
Ending Account          $ 1,018.40       $ 1,013.88       $ 1,013.93       $ 1,006.92
Value on 2/28/09
-------------------------------------------------------------------------------------
Expenses Paid           $     6.46       $    10.99       $    10.94       $     1.30
During Period*
-------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.29%, 2.20%, 2.19%, and 0.79 for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (60/365 for Class Y) (to reflect the partial year period).

**   12/31/08 for Class Y shares.

                  Pioneer Global Equity Fund | Semiannual Report | 2/28/09    15

Schedule of Investments | 2/28/09 (unaudited)

---------------------------------------------------------------------
  Shares                                                   Value
---------------------------------------------------------------------
            COMMON STOCKS -- 98.0%
            ENERGY -- 10.4%
            Integrated Oil & Gas -- 7.8%
  1,592     ConocoPhillips Co.                             $   59,461
  1,200     Occidental Petroleum Corp.                         62,244
  3,130     Repsol SA                                          48,248
  3,083     Royal Dutch Shell Plc                              68,070
                                                           ----------
                                                           $  238,023
---------------------------------------------------------------------
            Oil & Gas Exploration & Production -- 1.2%
    596     Apache Corp.                                   $   35,218
---------------------------------------------------------------------
            Oil & Gas Storage & Transportation -- 1.4%
  6,335     El Paso Corp.                                  $   42,761
                                                           ----------
            Total Energy                                   $  316,002
---------------------------------------------------------------------
            MATERIALS -- 11.1%
            Diversified Chemical -- 2.0%
  2,235     BASF AG                                        $   62,095
---------------------------------------------------------------------
            Diversified Metals & Mining -- 1.5%
  1,777     Rio Tinto Plc                                  $   45,551
---------------------------------------------------------------------
            Fertilizers & Agricultural Chemicals -- 2.6%
  1,292     Agrium, Inc.                                   $   44,936
  1,710     Yara International ASA                             36,412
                                                           ----------
                                                           $   81,348
---------------------------------------------------------------------
            Gold -- 5.0%
  2,383     Goldcorp, Inc.                                 $   69,376
  1,961     Newmont Mining Corp.                               81,636
                                                           ----------
                                                           $  151,012
                                                           ----------
            Total Materials                                $  340,006
---------------------------------------------------------------------
            CAPITAL GOODS -- 9.6%
            Aerospace & Defense -- 4.6%
  1,280     Thales SA                                      $   52,035
  2,174     United Technologies Corp.                          88,764
                                                           ----------
                                                           $  140,799
---------------------------------------------------------------------
            Industrial Conglomerates -- 1.4%
    812     Siemens AG                                     $   41,445
---------------------------------------------------------------------
            Industrial Machinery -- 3.6%
  1,381     Flowserve Corp.                                $   69,699
  3,712     Gea Group AG*                                      40,083
                                                           ----------
                                                           $  109,782
                                                           ----------
            Total Capital Goods                            $  292,026
---------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16    Pioneer Global Equity Fund | Semiannual Report | 2/28/09

-----------------------------------------------------------------
 Shares                                                Value
-----------------------------------------------------------------
            AUTOMOBILES & COMPONENTS -- 1.2%
            Tires & Rubber -- 1.2%
 2,700      Bridgestone Corp.*                         $   36,316
                                                       ----------
            Total Automobiles & Components             $   36,316
-----------------------------------------------------------------
            CONSUMER DURABLES & APPAREL -- 1.2%
            Homebuilding -- 1.2%
 9,000      Sekisui Chemical Co, Ltd.                  $   38,146
                                                       ----------
            Total Consumer Durables & Apparel          $   38,146
-----------------------------------------------------------------
            MEDIA -- 2.6%
            Cable & Satellite -- 2.6%
 3,809      Eutelsat Communications SA                 $   78,866
                                                       ----------
            Total Media                                $   78,866
-----------------------------------------------------------------
            RETAILING -- 4.0%
            Apparel Retail -- 4.0%
 2,603      Abercrombie & Fitch Co.                    $   57,240
 2,843      TJX Companies, Inc.                            63,314
                                                       ----------
                                                       $  120,554
                                                       ----------
            Total Retailing                            $  120,554
-----------------------------------------------------------------
            FOOD & DRUG RETAILING -- 3.6%
            Hypermarkets & Supercenters -- 3.6%
 1,458      Carrefour Supermarch SA                    $   49,394
 1,251      Wal-Mart Stores, Inc.                          61,599
                                                       ----------
                                                       $  110,993
                                                       ----------
            Total Food & Drug Retailing                $  110,993
-----------------------------------------------------------------
            FOOD, BEVERAGE & TOBACCO -- 4.7%
            Packaged Foods & Meats -- 2.8%
 4,379      Unilever Plc                               $   84,840
-----------------------------------------------------------------
            Tobacco -- 1.9%
 3,762      Altria Group, Inc.                         $   58,085
                                                       ----------
            Total Food, Beverage & Tobacco             $  142,925
-----------------------------------------------------------------
            HOUSEHOLD & PERSONAL PRODUCTS -- 2.7%
            Household Products -- 2.7%
 1,707      Procter & Gamble Co.*                      $   82,226
                                                       ----------
            Total Household & Personal Products        $   82,226
-----------------------------------------------------------------
            HEALTH CARE EQUIPMENT & SERVICES -- 2.7%
            Health Care Equipment -- 2.7%
 2,746      Medtronic, Inc.                            $   81,254
                                                       ----------
            Total Health Care Equipment & Services     $   81,254
-----------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Global Equity Fund | Semiannual Report | 2/28/09    17

-----------------------------------------------------------------
  Shares                                               Value
-----------------------------------------------------------------
            PHARMACEUTICALS & BIOTECHNOLOGY -- 10.1%
            Pharmaceuticals -- 10.1%
  4,835     Bristol-Myers Squibb Co.                   $   89,012
  1,303     Novartis AG                                    47,472
  2,342     Pfizer, Inc.                                   28,830
    603     Roche Holdings AG                              68,455
  4,188     Schering-Plough Corp.                          72,829
                                                       ----------
                                                       $  306,598
                                                       ----------
            Total Pharmaceuticals & Biotechnology      $  306,598
-----------------------------------------------------------------
            BANKS -- 6.4%
            Diversified Banks -- 3.2%
  1,340     Societe Generale SA                        $   42,244
  1,700     Sumitomo Mitsui Financial Group, Inc.          54,049
                                                       ----------
                                                       $   96,293
-----------------------------------------------------------------
            Thrifts & Mortgage Finance -- 3.2%
  9,856     New York Community Bancorp, Inc.           $   97,082
                                                       ----------
            Total Banks                                $  193,375
-----------------------------------------------------------------
            DIVERSIFIED FINANCIALS -- 3.4%
            Diversified Capital Markets -- 1.5%
  1,907     CS Group                                   $   46,880
-----------------------------------------------------------------
            Diversified Financial Services -- 1.9%
  2,528     J.P. Morgan Chase & Co.                    $   57,765
                                                       ----------
            Total Diversified Financials               $  104,645
-----------------------------------------------------------------
            INSURANCE -- 1.0%
            Multi-Line Insurance -- 1.0%
    451     Allianz AG                                 $   30,597
                                                       ----------
            Total Insurance                            $   30,597
-----------------------------------------------------------------
            REAL ESTATE -- 1.7%
            Diversified Real Estate Activities -- 1.7%
 10,000     Henderson Land Development, Ltd.           $   33,183
  2,000     Mitsui Fudosan Co.                             19,906
                                                       ----------
                                                       $   53,089
                                                       ----------
            Total Real Estate                          $   53,089
-----------------------------------------------------------------
            SOFTWARE & SERVICES -- 7.2%
            Home Entertainment Software -- 3.9%
  3,902     Electronic Arts, Inc.*                     $   63,642
    200     Nintendo Corp., Ltd.                           56,080
                                                       ----------
                                                       $  119,722
-----------------------------------------------------------------
            Systems Software -- 3.3%
  6,215     Microsoft Corp.                            $  100,372
                                                       ----------
            Total Software & Services                  $  220,094
-----------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer Global Equity Fund | Semiannual Report | 2/28/09

-----------------------------------------------------------------
  Shares                                               Value
-----------------------------------------------------------------
            TECHNOLOGY HARDWARE & EQUIPMENT -- 7.1%
            Communications Equipment -- 4.1%
  5,393     Cisco Systems, Inc.*                       $   78,576
  4,860     Nokia Oyj                                      45,358
                                                       ----------
                                                       $  123,934
-----------------------------------------------------------------
            Computer Hardware -- 1.7%
  1,776     Hewlett-Packard Co.                        $   51,557
-----------------------------------------------------------------
            Office Electronics -- 1.3%
  1,600     Canon, Inc.*                               $   40,314
                                                       ----------
            Total Technology Hardware & Equipment      $  215,805
-----------------------------------------------------------------
            TELECOMMUNICATION SERVICES -- 3.1%
            Wireless Telecommunication Services -- 3.1%
 52,772     Vodafone Group Plc                         $   93,838
                                                       ----------
            Total Telecommunication Services           $   93,838
-----------------------------------------------------------------
            UTILITIES -- 4.2%
            Electric Utilities -- 4.2%
  2,099     E.On AG*                                   $   54,362
  2,424     Public Power Corp.                             36,805
  1,161     Southern Co.                                   35,190
                                                       ----------
                                                       $  126,357
                                                       ----------
            Total Utilities                            $  126,357
-----------------------------------------------------------------
            TOTAL COMMON STOCKS
            (Cost $4,354,645)                          $2,983,712
-----------------------------------------------------------------
            RIGHTS/WARRANTS -- 0.0%
            ENERGY -- 0.0%
            Integrated Oil & Gas -- 0.0%
  3,083     Royal Dutch Shell Rights Exp. 3/11/09*     $       --
-----------------------------------------------------------------
            TOTAL RIGHTS/WARRANTS
            (Cost $0)                                  $       --
-----------------------------------------------------------------
            TOTAL INVESTMENT IN SECURITIES -- 98.0%
            (Cost $4,354,645) (a)(b)                   $2,983,712
-----------------------------------------------------------------
            OTHER ASSETS AND LIABILITIES -- 2.0%       $   59,548
-----------------------------------------------------------------
            TOTAL NET ASSETS -- 100.0%                 $3,043,260
=================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Global Equity Fund | Semiannual Report | 2/28/09    19

*    Non-income producing security.

(a) At February 28, 2009, the net unrealized loss on investments based on cost for federal income tax purposes of $4,570,796 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                               $      10,374
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                                  (1,597,458)
                                                                                     -------------
       Net unrealized loss                                                           $  (1,587,084)
                                                                                     =============

(b) Distributions of investment by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:

       United States               50.9%
       United Kingdom               9.8
       Japan                        8.2
       Germany                      7.7
       France                       7.5
       Switzerland                  5.5
       Canada                       3.8
       Spain                        1.6
       Finland                      1.5
       Greece                       1.2
       Norway                       1.2
       Hong Kong                    1.1
                                  -----
                                  100.0%
                                  =====

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2009 aggregated $2,092,041 and $2,010,290, respectively.

FAS 157 Footnote Disclosures

Floating Rate Note inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities

  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The accompanying notes are an integral part of these financial statements.

20    Pioneer Global Equity Fund | Semiannual Report | 2/28/09

The following is a summary of the inputs used as of February 28, 2009, in valuing the Fund's assets:

---------------------------------------------------------------------------------
                                                                      Other
Valuation                                           Investments       Financial
Inputs                                              in Securities     Instruments
---------------------------------------------------------------------------------
Level 1 -- Quoted Prices                            $1,563,293        $--
Level 2 -- Other Significant Observable Inputs       1,420,419         64
Level 3 -- Significant Unobservable Inputs                  --         --
---------------------------------------------------------------------------------
Total                                               $2,983,712        $64
=================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Global Equity Fund | Semiannual Report | 2/28/09    21

Statement of Assets and Liabilities | 2/28/09 (unaudited)

ASSETS:
  Investment in securities (cost $4,354,645)                             $2,983,712
  Cash                                                                       19,785
  Receivables --
   Investment securities sold                                                38,250
   Fund shares sold                                                           3,801
   Dividends and foreign taxes withheld                                      12,325
   Forward foreign currency settlement hedge contracts, open-net                 64
   Due from Pioneer Investment Management, Inc.                              11,696
  Other                                                                      32,532
-----------------------------------------------------------------------------------
     Total assets                                                        $3,102,165
-----------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                       $   19,399
   Fund shares repurchased                                                       88
  Due to affiliates                                                           4,159
  Accrued expenses                                                           35,259
-----------------------------------------------------------------------------------
     Total liabilities                                                   $   58,905
-----------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                        $5,829,522
  Undistributed net investment income                                         8,142
  Accumulated net realized loss on investments and foreign currency
   transactions                                                          (1,422,858)
  Net unrealized loss on investments                                     (1,370,933)
  Net unrealized loss on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                    (613)
-----------------------------------------------------------------------------------
     Total net assets                                                    $3,043,260
===================================================================================
-----------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, Unlimited number of shares authorized)
  Class A (based on $1,795,604/297,823 shares)                           $     6.03
  Class B (based on $661,615/110,457 shares)                             $     5.99
  Class C (based on $577,723/96,272 shares)                              $     6.00
  Class Y (based on $8,318/1,379 shares)                                 $     6.03
MAXIMUM OFFERING PRICE:
  Class A ($6.03 [divided by] 94.25%)                                    $     6.40
===================================================================================

The accompanying notes are an integral part of these financial statements.

22    Pioneer Global Equity Fund | Semiannual Report | 2/28/09

Statement of Operations (unaudited)

For the Six Months Ended 2/28/09

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $2,026)                       $     41,478
  Interest                                                                           453
-----------------------------------------------------------------------------------------------------------
     Total investment income                                                                   $     41,931
-----------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                           $     13,727
  Transfer agent fees
   Class A                                                                         4,496
   Class B                                                                         1,786
   Class C                                                                         1,223
  Distribution fees
   Class A                                                                         2,630
   Class B                                                                         4,482
   Class C                                                                         3,284
  Shareholder Communications Expense                                               2,020
  Administrative fees                                                                727
  Custodian fees                                                                  15,824
  Registration fees                                                               24,153
  Professional fees                                                               24,543
  Printing expense                                                                 9,170
  Fees and expenses of nonaffiliated trustees                                      3,069
  Miscellaneous                                                                   10,518
-----------------------------------------------------------------------------------------------------------
     Total expenses                                                                            $    121,652
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                                  (90,924)
     Less fees paid indirectly                                                                          (79)
-----------------------------------------------------------------------------------------------------------
     Net expenses                                                                              $     30,649
-----------------------------------------------------------------------------------------------------------
       Net investment income                                                                   $     11,282
-----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                              $ (1,075,583)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                             1,960       $ (1,073,623)
-----------------------------------------------------------------------------------------------------------
  Change in net unrealized loss on:
   Investments                                                              $ (1,073,498)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                              (155)      $ (1,073,653)
-----------------------------------------------------------------------------------------------------------
  Net loss on investments and foreign currency transactions                                    $ (2,147,276)
-----------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                         $ (2,135,994)
===========================================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Global Equity Fund | Semiannual Report | 2/28/09    23

Statement of Changes in Net Assets

For the Six Months Ended 2/28/09 and the Year Ended 8/31/08, respectively

--------------------------------------------------------------------------------------------
                                                             Six Months Ended
                                                             2/28/09             Year Ended
                                                             (unaudited)         8/31/08
--------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                          $     11,282      $   48,349
Net realized loss on investments and foreign currency
  transactions                                                   (1,073,623)       (240,571)
Change in net unrealized loss on investments and foreign
  currency transactions                                          (1,073,653)       (468,687)
--------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations        $ (2,135,994)     $ (660,909)
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.17 and $0.11 per share, respectively)           $    (46,040)     $  (25,830)
   Class B ($0.09 and $0.00 per share, respectively)                 (9,859)             --
   Class C ($0.06 and $0.04 per share, respectively)                 (5,821)         (2,959)
Net realized gain:
   Class A ($0.00 and $0.76 per share, respectively)                     --        (156,608)
   Class B ($0.00 and $0.76 per share, respectively)                     --         (89,951)
   Class C ($0.00 and $0.76 per share, respectively)                     --         (54,041)
--------------------------------------------------------------------------------------------
     Total distributions to shareowners                        $    (61,720)     $ (329,389)
--------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                               $    856,048      $3,206,325
Reinvestment of distributions                                        45,154         219,893
Cost of shares repurchased                                         (941,078)     (1,697,361)
--------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     Fund share transactions                                   $    (39,876)     $1,728,857
--------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                       $ (2,237,590)     $  738,559
NET ASSETS:
Beginning of period                                               5,280,850       4,542,291
--------------------------------------------------------------------------------------------
End of period                                                  $  3,043,260      $5,280,850
--------------------------------------------------------------------------------------------
Undistributed net investment income                            $      8,142      $   58,580
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24    Pioneer Global Equity Fund | Semiannual Report | 2/28/09

------------------------------------------------------------------------------------------------
                                    '09 Shares       '09 Amount       '08 Shares      '08 Amount
                                    (unaudited)      (unaudited)
------------------------------------------------------------------------------------------------
Class A
Shares sold                            57,285        $  418,677         155,742       $1,821,223
Reinvestment of distributions           5,268            36,618          12,440          147,629
Less shares repurchased               (58,263)         (445,681)        (79,044)        (918,111)
------------------------------------------------------------------------------------------------
   Net increase                         4,290        $    9,614          89,138       $1,050,741
================================================================================================
Class B
Shares sold                            21,793        $  159,478          78,707       $  935,715
Reinvestment of distributions             768             5,310           4,397           51,111
Less shares repurchased               (48,571)         (359,345)        (43,611)        (501,438)
------------------------------------------------------------------------------------------------
   Net increase (decrease)            (26,010)       $ (194,557)         39,493       $  485,388
================================================================================================
Class C
Shares sold                            32,395        $  267,893          39,001       $  449,387
Reinvestment of distributions             465             3,226           1,816           21,153
Less shares repurchased               (16,326)         (136,052)        (24,043)        (277,812)
------------------------------------------------------------------------------------------------
   Net increase                        16,534        $  135,067          16,774       $  192,728
================================================================================================
Class Y*
Shares sold                             1,379        $   10,000              --       $       --
------------------------------------------------------------------------------------------------
   Net increase                         1,379        $   10,000              --       $       --
================================================================================================

*    Class Y shares were first publicly offered on December 31, 2008.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Global Equity Fund | Semiannual Report | 2/28/09    25

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended           Year          Year
                                                             2/28/09         Ended         Ended         12/15/05 (a)
                                                             (unaudited)     8/31/08       8/31/07       to 8/31/06
-----------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $ 10.42         $ 12.53       $ 11.18       $ 10.00
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                       $  0.05         $  0.14       $  0.08       $  0.07
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions                (4.27)          (1.38)         1.53          1.11
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations         $ (4.22)        $ (1.24)      $  1.61       $  1.18
Distribution to shareowners:
 Net investment income                                         (0.17)          (0.11)        (0.05)           --
 Net realized gain                                                --           (0.76)        (0.21)           --
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (4.39)        $ (2.11)      $  1.35       $  1.18
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  6.03         $ 10.42       $ 12.53       $ 11.18
=======================================================================================================================
Total return*                                                 (40.71)%        (10.68)%       14.58%        11.80%(b)
Ratio of net expenses to average net assets+                    1.30%**         1.31%         1.30%         1.30%**
Ratio of net investment income to average net assets+           0.99%**         1.30%         1.05%         1.42%**
Portfolio turnover rate                                          109%**          137%           74%           35%(b)
Net assets, end of period (in thousands)                     $ 1,795         $ 3,060       $ 2,562       $   832
Ratios with no waiver of fees and assumption of expenses
 by PIM and no reductions for fees paid indirectly:
 Net expenses                                                   6.35%**         4.61%         6.11%        11.05%**
 Net investment loss                                           (4.06)%**       (2.00)%       (3.76)%       (8.33)%**
Ratios with waiver of fees by PIM and reductions for
 fees paid indirectly:
 Net expenses                                                   1.29%**         1.30%         1.30%         1.30%**
 Net investment income                                          0.99%**         1.31%         1.05%         1.42%**
-----------------------------------------------------------------------------------------------------------------------

(a)  Class A shares were first publicly offered on December 15, 2005.
(b)  Not Annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

26  Pioneer Global Equity Fund | Semiannual Report | 2/28/09

-----------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended           Year          Year
                                                             2/28/09         Ended         Ended         12/15/05 (a)
                                                             (unaudited)     8/31/08       8/31/07       to 8/31/06
-----------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                         $ 10.28         $ 12.37       $ 11.10       $ 10.00
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                       $  0.03         $  0.03       $  0.00(c)    $  0.03
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions                (4.23)          (1.36)         1.49          1.07
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations         $ (4.20)        $ (1.33)      $  1.49       $  1.10
Distribution to shareowners:
 Net investment income                                         (0.09)             --         (0.01)           --
 Net realized gain                                                --           (0.76)        (0.21)           --
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (4.29)        $ (2.09)      $  1.27       $  1.10
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  5.99         $ 10.28       $ 12.37       $ 11.10
=======================================================================================================================
Total return*                                                 (41.00)%       (11.46)%        13.55%        11.00%(b)
Ratio of net expenses to average net assets+                    2.20%**         2.21%         2.20%         2.20%**
Ratio of net investment income to average net assets+           0.07%**         0.41%         0.12%         0.45%**
Portfolio turnover rate                                          109%**          137%           74%           35%(b)
Net assets, end of period (in thousands)                     $   662         $ 1,403       $ 1,200       $   549
Ratios with no waiver of fees and assumption of
 expenses by PIM
 Net expenses                                                   7.05%**         5.37%         6.84%        11.40%**
 Net investment loss                                           (4.78)%**       (2.75)%       (4.52)%       (8.75)%**
Ratios with waiver of fees by PIM and reductions for
 fees paid indirectly:
 Net expenses                                                   2.20%**         2.20%         2.20%         2.20%**
 Net investment income                                          0.07%**         0.42%         0.12%         0.45%**
-----------------------------------------------------------------------------------------------------------------------

(a)  Class B shares were first publicly offered on December 15, 2005.
(b)  Not Annualized.
(c)  Amount rounds to less than $0.01 per share.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global Equity Fund | Semiannual Report | 2/28/09  27

-----------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended           Year          Year
                                                             2/28/09         Ended         Ended         12/15/05 (a)
                                                             (unaudited)     8/31/08       8/31/07       to 8/31/06
-----------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $ 10.26         $ 12.39       $ 11.10       $ 10.00
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                       $ (0.01)        $  0.03       $  0.01       $  0.03
 Net realized and unrealized gain (loss)
  on investments and foreign currency transactions             (4.19)          (1.36)         1.49          1.07
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations         $ (4.20)        $ (1.33)      $  1.50       $  1.10
Distribution to shareowners:
 Net investment income                                         (0.06)          (0.04)           --            --
 Net realized gain                                                --           (0.76)        (0.21)           --
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (4.26)        $ (2.13)      $  1.29       $  1.10
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  6.00         $ 10.26       $ 12.39       $ 11.10
=======================================================================================================================
Total return*                                                 (40.97)%        (11.47)%       13.65%        11.00%(b)
Ratio of net expenses to average net assets+                    2.19%**         2.21%         2.20%         2.20%**
Ratio of net investment income to average net assets+           0.13%**         0.35%         0.12%         0.45%**
Portfolio turnover rate                                          109%**          137%           74%           35%(b)
Net assets, end of period (in thousands)                     $   578         $   818       $   780       $   445
Ratios with no waiver of fees and assumption of
 expenses by PIM
 Net expenses                                                   7.04%**         5.45%         6.70%        10.98%**
 Net investment income (loss)                                  (4.72)%**       (2.89)%        4.38%        (8.33)%**
Ratios with waiver of fees by PIM and reductions for
 fees paid indirectly:
 Net expenses                                                   2.19%**         2.20%         2.20%         2.20%**
 Net investment income                                          0.13%**         0.36%         0.12%         0.45%**
-----------------------------------------------------------------------------------------------------------------------

(a)  Class C shares were first publicly offered on December 15, 2005.
(b)  Not Annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

28  Pioneer Global Equity Fund | Semiannual Report | 2/28/09

Financial Highlights

------------------------------------------------------------------------------------------
                                                                             12/31/08 (a)
                                                                             to 2/28/09
                                                                             (unaudited)
------------------------------------------------------------------------------------------
 Class Y
 Net asset value, beginning of period                                        $  7.25
------------------------------------------------------------------------------------------
 Decrease from investment operations:
  Net investment income                                                      $  0.10
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions                                              (1.32)
------------------------------------------------------------------------------------------
    Net decrease from investment operations                                  $ (1.22)
------------------------------------------------------------------------------------------
 Net decrease in net asset value                                             $ (1.22)
------------------------------------------------------------------------------------------
 Net asset value, end of period                                              $  6.03
==========================================================================================
 Total return*                                                                (16.83)%(b)
 Ratio of net expenses to average net assets+                                   0.79%**
 Ratio of net investment income to average net assets+                          1.98%**
 Portfolio turnover rate                                                         109%(b)
 Net assets, end of period (in thousands)                                    $     8
 Ratios with no waiver of fees and assumption of expenses by PIM
  Net expenses                                                                  5.80%**
  Net investment loss                                                          (3.04)%**
 Ratios with waiver of fees by PIM and reductions for fees paid indirectly:
  Net expenses                                                                  0.79%**
  Net investment income                                                         1.98%**
------------------------------------------------------------------------------------------

(a)  Class Y shares were first publicly offered on December 31, 2008.
(b)  Not Annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Global Equity Fund | Semiannual Report | 2/28/09    29

Notes to Financial Statements | 2/28/09 (unaudited)

1.   Organization and Significant Accounting Policies

Pioneer Global Equity Fund, formerly Pioneer Global Select Equity Fund, (the
Fund), is one of five portfolios comprising Pioneer Series Trust V, a Delaware statutory business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is non-diversified. The Fund was organized on October 12, 2005, and commenced operations on December 15, 2005. The Fund's investment objective is to seek long-term capital growth.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class Y shares were first publicly offered on December 31, 2008. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each class of shares can bear different transfer agent and distribution fees. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting periods. Actual results could differ from those estimates.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those

30    Pioneer Global Equity Fund | Semiannual Report | 2/28/09
industries and sectors. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued using the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees ("management appraised").

     The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that the use of daily fair valuations as provided by a pricing service is appropriate for the Fund. The Fund may also take into consideration other significant events in determining the fair value of these securities. Thus, the Fund's securities valuations may differ from prices reported by the various local exchanges and markets. At February 28, 2009 there were no securities that were management appraised. Temporary cash investments are valued at cost which approximates market value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

                  Pioneer Global Equity Fund | Semiannual Report | 2/28/09    31

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended August 31, 2008 was as follows:

     --------------------------------------------
                                            2008
     --------------------------------------------
     Distributions paid from:
     Ordinary income                   $ 127,503
     Long-term capital gain              201,886
     --------------------------------------------
       Total                           $ 329,389
     ============================================

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $370 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2009.

D.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates. Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

32    Pioneer Global Equity Fund | Semiannual Report | 2/28/09

E.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 6).

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution expense rates.

G.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Fund's security lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive interest or payments in lieu of dividends on

                  Pioneer Global Equity Fund | Semiannual Report | 2/28/09    33
     the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

2.   Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets up to $500 million; 0.70% of the next $500 million and 0.65% of the excess over $1 billion. For the six months ended February 28, 2009, the effective management fee (net of waivers and/or assumption of expense) was equivalent to 0.75% of the Fund's average net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce the Fund's expenses to 1.30%, 2.20%, 2.20%, and 0.80% of the average daily net assets attributable to Class A, Class B, Class C and Class Y shares, respectively. These expense limitations are in effect through January 1, 2012 for Class A, and through January 1, 2010 for Class B, Class C and Class Y shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,078 in management fees, administrative costs and certain other fees payable to PIM at February 28, 2009.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed PIMSS for out-of-pocket expenses related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six month period ended February 28, 2009, such out of pocket expenses by class of shares were as follows:


-----------------------------------------------
Shareholder Communications:
-----------------------------------------------
 Class A                              $1,238
 Class B                                 554
 Class C                                 228
-----------------------------------------------
    Total:                            $2,020
===============================================

34    Pioneer Global Equity Fund | Semiannual Report | 2/28/09

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,988 in transfer agent fees and shareholder communications expense payable to PIMSS at February 28, 2009

4.   Distribution Plans and Service Plans

The Fund adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Prior to February 1, 2008, PFD was reimbursed under the Distribution Plan for distribution expenses in an amount of up to 0.25% of the average daily net assets attributable to Class A shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $93 in distribution fees payable to PFD at February 28, 2009.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00% based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSCs are paid to PFD. For the six months ended February 28, 2009, CDSCs in the amount of $623 were paid to PFD.

5.   Expense Offsets Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended February 28, 2009, the Fund's expenses were reduced by $79 under such arrangements.

6.   Forward Foreign Currency Contracts

At February 28, 2009, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. At February 28, 2009,

                  Pioneer Global Equity Fund | Semiannual Report | 2/28/09    35
the Fund had no outstanding portfolio hedges. The Fund's gross forward currency settlement contracts receivable and payable were $1,107 and $1,043, respectively, resulting in a net receivable of $64.

7.   New Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

36    Pioneer Global Equity Fund | Semiannual Report | 2/28/09

ADDITIONAL INFORMATION (unaudited)

For the year ended August 31, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2008 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 27.91%.

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 0% and 59.52%, respectively.

                  Pioneer Global Equity Fund | Semiannual Report | 2/28/09    37

Trustees, Officers and Service Providers

Trustees                                      Officers
John F. Cogan, Jr., Chairman                  John F. Cogan, Jr., President
David R. Bock                                 Daniel K. Kingsbury, Executive
Mary K. Bush                                    Vice President
Benjamin M. Friedman                          Mark E. Bradley, Treasurer
Margaret B.W. Graham                          Dorothy E. Bourassa, Secretary
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


38    Pioneer Global Equity Fund | Semiannual Report | 2/28/09

                            This page for your notes.

                  Pioneer Global Equity Fund | Semiannual Report | 2/28/09    39

                            This page for your notes.

40    Pioneer Global Equity Fund | Semiannual Report | 2/28/09

                            This page for your notes.

                  Pioneer Global Equity Fund | Semiannual Report | 2/28/09    41

                            This page for your notes.

42    Pioneer Global Equity Fund | Semiannual Report | 2/28/09

                            This page for your notes.

                  Pioneer Global Equity Fund | Semiannual Report | 2/28/09    43

                            This page for your notes.

44    Pioneer Global Equity Fund | Semiannual Report | 2/28/09

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                 1-800-225-4240


Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: www.pioneerinvestments.com





This report must be accompanied by a prospectus.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                      Pioneer High Income
                      Municipal Fund
--------------------------------------------------------------------------------
                      Semiannual Report | February 28, 2009
--------------------------------------------------------------------------------

                      Ticker Symbols:
                      Class A    PIMAX
                      Class C    HICMX
                      Class Y    HIMYX

[LOGO]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                          2
Portfolio Management Discussion                4
Portfolio Summary                              7
Prices and Distributions                       8
Performance Update                             9
Comparing Ongoing Fund Expenses               12
Schedule of Investments                       14
Financial Statements                          20
Notes to Financial Statements                 27
Trustees, Officers and Service Providers      32


           Pioneer High Income Municipal Fund | Semiannual Report | 2/28/09    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have been experiencing one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920s. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we


2    Pioneer High Income Municipal Fund | Semiannual Report | 2/28/09
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


           Pioneer High Income Municipal Fund | Semiannual Report | 2/28/09    3

Portfolio Management Discussion | 2/28/09

In the following interview, portfolio manager Timothy Pynchon discusses the factors that affected the municipal bond market and the Pioneer High Income Municipal Fund over the six-month period ended February 28, 2009.

Q How did the Fund perform during the six-month period ended February 28, 2009?


A For the six-month period ended February 28, 2009, Pioneer High Income
  Municipal Fund's Class A shares produced a total return of -25.57% at net asset value. Over the same six-month period, the Fund's benchmark, the Barclays Capital (formerly Lehman Brothers) High Yield Municipal Bond Index returned -18.99%, while the average return of the 110 funds in the Lipper High Yield Municipal Debt Funds category was -17.69%.

  At a time when there was great disruption in the municipal bond market, investors were rewarded with a relatively high level of dividend income. As of February 28, 2009, the Fund's Class A shares generated a 30-day SEC yield of 9.09%; and the Fund's current yield (at NAV) was 8.89%, which translates into a taxable equivalent yield of 13.68%, based on the maximum Federal income tax rate of 35%.

Q What was the investment environment like during the six-month period ended
  February 28, 2009?

A There was great unrest in the financial markets, especially during the first four months of the period (September through December 2008), as problems in some of the biggest financial institutions led to unprecedented intervention by the U.S. Federal Reserve Board (the Fed) and a multibillion dollar U.S. government rescue package. Likewise, there was virtually no shelter in the high-yield municipal market from the downward price pressure, and the Fund suffered as a result. In this environment, the municipal bond market saw liquidity dry up, new issuance come to a halt, forced selling by several financial institutions, and a huge number of redemptions, as investors fled to the safety of the U.S. Treasury market. As a result of the turmoil, municipal bond yields rose to historic levels versus Treasury yields. Rarely in history has the ratio of municipal bond yields to Treasury yields been so high. The typical rate of municipal yields to Treasury yields has been about 90%. In December of 2008, the ratio increased to over 200%. In January and February of 2009, the municipal bond market rebounded. Liquidity improved slightly, and municipal bond prices rose, although their yields remained higher than Treasury yields.


4    Pioneer High Income Municipal Fund | Semiannual Report | 2/28/09

Q How did you manage the Fund in this environment?

A Like much of the market, the Fund felt the adverse effects of the market conditions stated above. We made no material changes to the Fund's portfolio, and we maintained our focus on high-yield municipal securities in areas that underpin the U.S. economy. The Fund's biggest weightings remain in those sectors essential to the U.S. economy. For example, as of February 28, 2009, investments in health care, which includes hospitals and life-care facilities, accounted for almost 36% of net assets; education was at more than 14% of net assets; prisons were at more than 12% of net assets; and public power also was at about 12% of net assets. Only about 20% of the Fund's investments were subject to the Federal Alternative Minimum Tax (AMT). At the end of the period on February 28, 2009, the Fund had 53 issues in 27 states. The average credit quality of the Fund's portfolio was BB+.

Q What factors most affected the Fund's performance during the six-month period ended February 28, 2009?

A The generally poor performance of the financial markets had a negative impact on virtually every type of bond over the past six months and, therefore, on the Fund's performance. The Fund was particularly affected by the poor performance of the tobacco settlement bonds and continuing-care retirement communities. Although both sectors are normally stalwart performers, the economic climate caused tobacco bonds to fall from favor and the marketing of life-care facilities to flatten. We continue to believe that good value remains in these credits, but the price performance has been overstated to the downside in the short term. Additionally, some investments defaulted, but they accounted for less than 3% of the Fund's holdings. We avoided virtually all housing bonds and real-estate development bonds (also known as "dirt" bonds), which were particularly hard hit in the wake of the subprime mortgage crisis.

  While the Fund had a setback over the past six months, its portfolio comprised what we believe are solid investments that could weather the current storm in the economy and the financial markets. As has always been the case at Pioneer, our investment decisions were based on a value-oriented, risk-managed investment approach that uses independent research, a bottom-up security selection process and top-down economic and market analysis. We are taking steps to further diversify the Fund's portfolio and to invest a portion of its assets in more liquid credits.

Q What is your outlook?

A As we look ahead, we believe that the second half of 2009 could be more positive for municipal bonds, as the credit markets continue to thaw and investors come back to the market. Over the past several months, the Fed


           Pioneer High Income Municipal Fund | Semiannual Report | 2/28/09    5
  and the U.S. government have taken several steps to help remedy the problems in the banking industry and in credit markets, and to stimulate economic growth. States and municipalities are slated to receive a substantial portion of the government's economic stimulus package funding, which can be used for infrastructure repair, and medical and education programs. The infusion of money should be helpful to the municipal market, and we believe the Fund is well-positioned to benefit from a rebound in the high-yield municipal market when it eventually comes. Additionally, one of the long-term costs of increased government spending and new government programs may be higher taxes down the road. With that in mind, we believe the Pioneer High Income Municipal Fund may be a suitable investment option for appropriate long-term investors seeking relatively high income free from Federal taxes.

Please refer to the Schedule of Investments on pages 14-19 for a full listing of Fund securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Fund may invest in securities of issuers that are in default or that are in bankruptcy.

A portion of the income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. The fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer. By investing primarily in municipal securities, the portfolio is more susceptible to adverse economic, political or regulatory developments than is a portfolio that invests more broadly.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is not a guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes.


6    Pioneer High Income Municipal Fund | Semiannual Report | 2/28/09

Portfolio Summary | 2/28/09

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[THE DATA BELOW WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

AA               2.2%
BBB              9.4%
BB & LOWER      88.4%


Maturity Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[THE DATA BELOW WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

1-3 Years        1.5%
3-6 Years        9.0%
6-8 Years       19.9%
8-10 Years      57.2%
10+ Years       12.4%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)*


    1.    Louisiana Local Government Environment, 6.75%, 11/1/32          4.51%
    2.    California Statewide, 9.0%, 12/1/38                             4.45
    3.    Grand Island Nebraska Solid Waste, 7.0%, 6/1/23                 3.81
    4.    Massachusetts State Health, 6.5%, 1/15/38                       3.67
    5.    Liberty County Florida, 8.25%, 7/1/28                           3.66
    6.    Colorado Health Facilities Authority, 5.75%, 1/1/37             3.58
    7.    Burnet County Texas Public, 7.75%, 8/1/29                       3.53
    8.    Los Angeles California Revenue, 7.5%, 12/1/24                   3.40
    9.    Nassau County Industrial Development, 6.7%, 1/1/43              3.38
   10.    Pima County Arizona Development Authority, 7.0%, 1/1/38         3.31

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


           Pioneer High Income Municipal Fund | Semiannual Report | 2/28/09    7

Prices and Distributions | 2/28/09

Net Asset Value per Share
--------------------------------------------------------------------------------

     Class         2/28/09           8/31/08
       A           $ 6.21            $ 8.70
------------------------------------------------
       C           $ 6.20            $ 8.68
------------------------------------------------
       Y           $ 6.17            $ 8.63
------------------------------------------------

Distributions per Share: 9/1/08-2/28/09
--------------------------------------------------------------------------------

                  Net Investment          Short-Term        Long-Term
     Class           Income              Capital Gains     Capital Gains
       A            $ 0.2810              $ --              $ --
-----------------------------------------------------------------------------
       C            $ 0.2473              $ --              $ --
-----------------------------------------------------------------------------
       Y            $ 0.2770              $ --              $ --
-----------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Capital (formerly Lehman Brothers) High Yield Municipal Bond Index measures the performance of the high-yield municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" charts shown on pages 9-11.


8    Pioneer High Income Municipal Fund | Semiannual Report | 2/28/09

Performance Update | 2/28/09                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment in Pioneer High Income Municipal Fund at public offering price, compared to that of the Barclays Capital High Yield Municipal Bond Index.


 Average Annual Total Returns
 (As of February 28, 2009)
------------------------------------------------------------------------
                                           Net Asset   Public Offering
Period                                    Value (NAV)    Price (POP)
------------------------------------------------------------------------
 Life-of-Class
 (10/17/06)                                -13.07%         -14.74%
 1 Year                                    -23.60          -27.03
------------------------------------------------------------------------

 Expense Ratio*
 (Per prospectus dated December 31, 2008)
------------------------------------------------------------------------
                                             Gross            Net
------------------------------------------------------------------------
                                             1.21%           0.90%
------------------------------------------------------------------------


[THE DATA BELOW WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

        Pioneer High Income Municipal Fund      Barclays Capital High Yield Municipal Bond Index
10/06   9,550                                   10,000
2/07    9,909                                   10,101
2/08    8,948                                    9,578
2/09    6,836                                   10,208

* Some expenses are based on estimated amounts for the current fiscal year.


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/12 for Class A Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


           Pioneer High Income Municipal Fund | Semiannual Report | 2/28/09    9

Performance Update | 2/28/09                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Income Municipal Fund, compared to that of the Barclays Capital High Yield Municipal Bond Index.


Average Annual Total Returns
(As of February 28, 2009)
-------------------------------------------------------------------
                                           If             If
Period                                    Held         Redeemed
-------------------------------------------------------------------
 Life-of-Class
 (10/17/06)                             -13.93%         -13.93%
 1 Year                                 -24.18          -24.18
-------------------------------------------------------------------

 Expense Ratio*
 (Per prospectus dated December 31, 2008)
-------------------------------------------------------------------
                                          Gross            Net
-------------------------------------------------------------------
                                          1.95%           1.80%
-------------------------------------------------------------------


[THE DATA BELOW WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

        Pioneer High Income Municipal Fund      Barclays Capital High Yield Municipal Bond Index
10/06   10,000                                  10,000
2/07    10,329                                  10,101
2/08     9,219                                   9,578
2/09     6,990                                  10,208

* Some expenses are based on estimated amounts for the current fiscal year.


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitation currently in effect through 1/1/10 for Class C Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10    Pioneer High Income Municipal Fund | Semiannual Report | 2/28/09

Performance Update | 2/28/09                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Income Municipal Fund, compared to that of the Barclays Capital High Yield Municipal Bond Index.


Average Annual Total Returns
(As of February 28, 2009)
-------------------------------------------------------------------
                                                If            If
Period                                         Held        Redeemed
-------------------------------------------------------------------
 Life-of-Class
 (10/17/06)                                   -13.34%      -13.34%
 1 Year                                       -23.51       -23.51
-------------------------------------------------------------------

 Expense Ratio*
 (Per prospectus dated December 31, 2008)
-------------------------------------------------------------------
                                             Gross         Net
-------------------------------------------------------------------
                                                1.00%        1.00%
-------------------------------------------------------------------


[THE DATA BELOW WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

        Pioneer High Income Municipal Fund      Barclays Capital High Yield Municipal Bond Index
10/06   10,000                                  10,000
2/07    10,374                                  10,101
2/08     9,288                                   9,578
2/09     7,104                                  10,208



* Some expenses are based on estimated amounts for the current fiscal year.


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


          Pioneer High Income Municipal Fund | Semiannual Report | 2/28/09    11

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on actual returns from September 1, 2008 through February 28, 2009.


 Share Class                 A               C               Y
 Beginning Account       $1,000.00       $1,000.00       $1,000.00
 Value on 9/1/08
-------------------------------------------------------------------
 Ending Account            $744.30         $741.20         $745.30
 Value on 2/28/09
-------------------------------------------------------------------
 Expenses Paid               $3.89           $7.77           $3.85
 During Period*
-------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.90%, 1.80% and 0.89% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the half year period).


12    Pioneer High Income Municipal Fund | Semiannual Report | 2/28/09

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from September 1, 2008 through February 28, 2009.


 Share Class                        A               C               Y
 Beginning Account Value        $1,000.00       $1,000.00       $1,000.00
 on 9/1/08
--------------------------------------------------------------------------
 Ending Account Value           $1,020.33       $1,015.87       $1,020.38
 on 2/28/09
--------------------------------------------------------------------------
 Expenses Paid                      $4.51           $9.00           $4.46
 During Period*
--------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.90%, 1.80% and 0.89% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the half year period).


          Pioneer High Income Municipal Fund | Semiannual Report | 2/28/09    13

Schedule of Investments | 2/28/09 (unaudited)


Principal       Floating         S&P/Moody's
Amount          Rate (c)         Ratings                                                   Value
                                              COLLATERALIZED DEBT OBLIGATION -- 2.3%
                                              No State -- 2.3%
$1,175,000      12.00             NR/NR       Non-Profit Preferred Funding, Various
                                              States, Floating Rate Note, 9/15/37          $ 1,026,304
------------------------------------------------------------------------------------------------------
                                              TOTAL COLLATERALIZED
                                              DEBT OBLIGATION
                                              (Cost $1,172,200)                            $ 1,026,304
------------------------------------------------------------------------------------------------------
                                              MUNICIPAL BONDS -- 98.6%
                                              Alabama -- 4.4%
 1,000,000                        NR/NR       Huntsville-Redstone, 5.5%, 1/1/43            $   557,790
 2,000,000                        NR/NR       Huntsville-Redstone, 6.875%, 1/1/43            1,406,780
                                                                                           -----------
                                                                                           $ 1,964,570
------------------------------------------------------------------------------------------------------
                                              Arizona -- 3.3%
 2,000,000                        NR/NR       Pima County Arizona Development
                                              Authority, 7.0%, 1/1/38                      $ 1,476,200
                                                                                           -----------
                                                                                           $ 1,476,200
------------------------------------------------------------------------------------------------------
                                              California -- 8.5%
 2,500,000                        NR/NR       California Statewide, 9.0%, 12/1/38          $ 1,983,750
 2,000,000                       B-/Caa2      Los Angeles California Revenue,
                                              7.5%, 12/1/24                                  1,517,080
   400,000                        C/NR        Valley Health Systems California,
                                              6.5%, 5/15/25                                    255,200
                                                                                           -----------
                                                                                           $ 3,756,030
------------------------------------------------------------------------------------------------------
                                              Colorado -- 5.3%
 2,500,000                       BB/Ba2       Colorado Health Facilities Authority,
                                              5.75%, 1/1/37                                $ 1,595,650
 1,000,000                        NR/NR       Colorado Springs Colorado Urban,
                                              7.0%, 12/1/29                                    753,980
                                                                                           -----------
                                                                                           $ 2,349,630
------------------------------------------------------------------------------------------------------
                                              Connecticut -- 1.2%
 1,000,000                       BB+/Ba1      Mashantucket Pequot Tribe,
                                              5.75%, 9/1/34 (144A)                         $   516,160
                                                                                           -----------
                                                                                           $   516,160
------------------------------------------------------------------------------------------------------
                                              Florida -- 12.6%
 1,000,000                        AA/NR       Broward County Florida Housing,
                                              6.75%, 10/1/45                               $   971,030
 2,200,000                        BB/NR       Lee County Florida Industrial Development
                                              Authority, 5.375%, 6/15/37                     1,215,126
 2,000,000                        NR/NR       Liberty County Florida, 8.25%, 7/1/28          1,629,480
   475,000                        NR/NR       Madison County Florida Revenue,
                                              6.0%, 7/1/25                                     331,911
 1,000,000                        BB/NR       Miami Beach Florida Health Facilities
                                              5.375%, 11/15/28                                 543,860

The accompanying notes are an integral part of these financial statements.


14    Pioneer High Income Municipal Fund | Semiannual Report | 2/28/09

Principal        Floating      S&P/Moody's
Amount           Rate (c)      Ratings                                                      Value
                                              Florida -- (continued)
$1,140,000                      BB/Ba1        Miami Beach Health Facilities Authority,
                                              6.7%, 11/15/19                                $   875,292
                                                                                            -----------
                                                                                            $ 5,566,699
-------------------------------------------------------------------------------------------------------
                                              Georgia -- 2.3%
 2,000,000                       NR/NR        Fulton County Georgia Water and Sewer
                                              Revenue, 5.125%, 7/1/42                       $ 1,031,940
                                                                                            -----------
                                                                                            $ 1,031,940
-------------------------------------------------------------------------------------------------------
                                              Iowa -- 1.6%
 1,250,000                     BBB/Baa3       Tobacco Settlement Authority of Iowa,
                                              5.5%, 6/1/42                                  $   686,513
                                                                                            -----------
                                                                                            $   686,513
-------------------------------------------------------------------------------------------------------
                                              Illinois -- 4.6%
   500,000                       NR/NR        Illinois Finance Authority, 7.0%, 12/1/37     $   339,745
 1,000,000                       NR/NR        Illinois Finance Authority, 7.0%, 12/1/42         671,180
 1,500,000                       NR/NR        Southwestern Illinois Development
                                              Authority Revenue, 6.625%, 6/1/37               1,030,155
                                                                                            -----------
                                                                                            $ 2,041,080
-------------------------------------------------------------------------------------------------------
                                              Indiana -- 1.5%
 1,040,000                       NR/NR        St. Joseph County Industrial Educational,
                                              6.0%, 5/15/38                                 $   672,204
                                                                                            -----------
                                                                                            $   672,204
-------------------------------------------------------------------------------------------------------
                                              Louisiana -- 5.4%
 3,050,000                      BB+/Ba3       Louisiana Local Government Environment,
                                              6.75%, 11/1/32                                $ 2,009,615
   390,000                       NR/NR        Louisiana Public Facilities Authority
                                              Revenue, 6.25%, 10/1/11                           368,538
                                                                                            -----------
                                                                                            $ 2,378,153
-------------------------------------------------------------------------------------------------------
                                              Massachusetts -- 8.1%
 1,000,000                       NR/NR        Massachusetts Development Finance
                                              Agency, 5.75%, 11/15/42                       $   545,180
 2,000,000                       NR/NR        Massachusetts State Development
                                              Finance Agency, 6.75%, 10/25/37                 1,401,920
 2,500,000                       NR/NR        Massachusetts State Health,
                                              6.5%, 1/15/38                                   1,634,375
                                                                                            -----------
                                                                                            $ 3,581,475
-------------------------------------------------------------------------------------------------------
                                              Michigan -- 7.3%
   160,000                       NR/NR        Doctor Charles Drew Academy,
                                              5.7%, 11/1/36                                 $    87,214
 1,450,000                       NR/NR        Michigan Public Educational Facilities
                                              Authority Revenue, 5.875%, 6/1/37                 914,457
 1,000,000                      BBB-/NR       Michigan Public Educational Facilities
                                              Authority Revenue, 6.5%, 9/1/37                   736,870

The accompanying notes are an integral part of these financial statements.
          Pioneer High Income Municipal Fund | Semiannual Report | 2/28/09    15

Principal        Floating      S&P/Moody's
Amount           Rate (c)      Ratings                                                      Value
                                              Michigan -- (continued)
$2,500,000                      BBB/NR        Michigan Tobacco Settlement Finance,
                                              6.0%, 6/1/48                                  $ 1,466,925
                                                                                            -----------
                                                                                            $ 3,205,466
-------------------------------------------------------------------------------------------------------
                                              Minnesota -- 2.2%
 1,250,000                       NR/NR        Baytown Minnesota Lease Revenue,
                                              7.0%, 8/1/38                                  $   970,113
                                                                                            -----------
                                                                                            $   970,113
-------------------------------------------------------------------------------------------------------
                                              Missouri -- 0.9%
   500,000                      NR/Caa2       St. Louis Missouri Development Authority,
                                              7.2%, 12/15/28                                $   109,815
 1,260,000                      NR/Caa2       St. Louis Missouri Industrial Development.
                                              Revenue, 7.25%, 12/15/35                          276,721
                                                                                            -----------
                                                                                            $   386,536
-------------------------------------------------------------------------------------------------------
                                              Montana -- 2.1%
 2,215,000                       NR/NR        Hardin Montana Tax Increment,
                                              0.0%, 9/1/31                                  $   908,593
                                                                                            -----------
                                                                                            $   908,593
-------------------------------------------------------------------------------------------------------
                                              Nebraska -- 3.8%
 2,250,000                       NR/NR        Grand Island Nebraska Solid Waste,
                                              7.0%, 6/1/23                                  $ 1,700,753
                                                                                            -----------
                                                                                            $ 1,700,753
-------------------------------------------------------------------------------------------------------
                                              New Jersey -- 0.6%
   300,000                       B/B3         New Jersey Economic Development
                                              Authority, 9.0%, 6/1/33                       $   254,925
                                                                                            -----------
                                                                                            $   254,925
-------------------------------------------------------------------------------------------------------
                                              Nevada -- 0.1%
   430,000                       NR/NR        Director State Nevada Department
                                              Business, 7.375%, 1/1/40                      $    34,400
                                                                                            -----------
                                                                                            $    34,400
-------------------------------------------------------------------------------------------------------
                                              New York -- 4.9%
 1,000,000                       NR/NR        Erie County New York, 6.0%, 11/15/36          $   612,360
 2,000,000                       NR/NR        Nassau County Industrial Development,
                                              6.7%, 1/1/43                                    1,505,000
   135,000                     CCC+/Caa2      New York City Industrial, 6.9%, 8/1/24             55,693
                                                                                            -----------
                                                                                            $ 2,173,053
-------------------------------------------------------------------------------------------------------
                                              Ohio -- 4.8%
 2,250,000                     BBB/Baa3       Buckeye Ohio Tobacco Settlement,
                                              6.5%, 6/1/47                                  $ 1,405,395
 1,065,000                       NR/NR        Tuscarawas County Ohio Hospital,
                                              6.35%, 11/1/37                                    701,590
                                                                                            -----------
                                                                                            $ 2,106,985
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


16    Pioneer High Income Municipal Fund | Semiannual Report | 2/28/09

Principal        Floating      S&P/Moody's
Amount           Rate (c)      Ratings                                                      Value
                                              Oklahoma -- 0.2%
$  110,000                        BB/NR       Jackson County Oklahoma Memorial
                                              Hospital, 7.3%, 8/1/15                        $   107,251
                                                                                            -----------
                                                                                            $   107,251
-------------------------------------------------------------------------------------------------------
                                              Pennsylvania -- 3.0%
 1,500,000                       BB/Ba3       Allegheny County Pennsylvania Hospital
                                              Development Authority,
                                              5.375%, 11/15/40                              $   806,893
   650,000                        NR/NR       Lancaster County Pennsylvania Hospital
                                              Authority Revenue, 6.5%, 7/1/40                   502,522
                                                                                            -----------
                                                                                            $ 1,309,415
-------------------------------------------------------------------------------------------------------
                                              Rhode Island -- 3.2%
 2,100,000                        NR/NR       Central Falls Rhode Island Detention
                                              Facility Corp., 7.25%, 7/15/35                $ 1,419,747
                                                                                            -----------
                                                                                            $ 1,419,747
-------------------------------------------------------------------------------------------------------
                                              Texas -- 4.6%
 2,000,000                        NR/NR       Burnet County Texas Public,
                                              7.75%, 8/1/29                                 $ 1,572,460
   150,000                        NR/NR       Gulf Coast Waste Disposal Authority, Texas
                                              Revenue, 7.0%, 12/1/36                             96,150
   500,000                        NR/NR       Willacy County Texas Local Government,
                                              6.875%, 9/1/28                                    362,100
                                                                                            -----------
                                                                                            $ 2,030,710
-------------------------------------------------------------------------------------------------------
                                              Utah -- 2.0%
 1,400,000                        NR/NR       Spanish Fork City Utah Charter
                                              5.7%, 11/15/36 (144A)                         $   891,912
                                                                                            -----------
                                                                                            $   891,912
-------------------------------------------------------------------------------------------------------
                                              Wisconsin -- 0.1%
   580,000                        NR/NR       Aztalan Wisconsin Exempt Facility
                                              Revenue, 7.5%, 5/1/18                         $    34,510
                                                                                            -----------
                                                                                            $    34,510
-------------------------------------------------------------------------------------------------------
                                              TOTAL MUNICIPAL BONDS
                                              (Cost $59,778,156)                            $43,555,023
-------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENT IN SECURITIES -- 100.9%
                                              (Cost $60,950,356) (a)(b)                     $44,581,327
-------------------------------------------------------------------------------------------------------
                                              OTHER ASSETS AND LIABILITIES --
                                              (0.9)%                                        $  (383,474)
-------------------------------------------------------------------------------------------------------
                                              TOTAL NET ASSETS -- 100.0%                    $44,197,853
-------------------------------------------------------------------------------------------------------

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 28, 2009, the value of these securities amounted to $1,408,072 or 3.2% of total net assets.


The accompanying notes are an integral part of these financial statements.


          Pioneer High Income Municipal Fund | Semiannual Report | 2/28/09    17

(a) The concentration of investments by type of obligation/market sector is as follows:


          Revenue Bonds:
          Health Revenue                    33.1%
          Special Revenue                    8.2
          Various Revenues                  26.8
          Transportation Revenue             4.3
          Housing                            2.2
          Pollution Control Revenue          3.9
          Power                              7.0
          Education Revenue                 14.5
-------------------------------------------------
                                           100.0%
=================================================

(b) At February 28, 2009, the net unrealized loss on investments based on cost for federal income tax purposes of $61,018,640 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $     41,240
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                              (16,478,553)
                                                                                   ------------
       Net unrealized loss                                                         $(16,437,313)
                                                                                   ============

(c) Debt obligation with a variable interest rate. Rate shown is rate at end of period.


NR     Not rated by either S&P or Moody's.


Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2009 aggregated $15,560,248 and $13,831913, respectively.


FAS 157 Footnote Disclosures


Floating Rate Note inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.


Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.


  Level 1 -- quoted prices in active markets for identical securities

  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)


The accompanying notes are an integral part of these financial statements.


18    Pioneer High Income Municipal Fund | Semiannual Report | 2/28/09

The following is a summary of the inputs used as of February 28, 2009, in valuing the Fund's assets:



                                                     Investments
 Valuation Inputs                                   in Securities
 Level 1 -- Quoted Prices                           $        --
 Level 2 -- Other Significant Observable Inputs      44,581,327
 Level 3 -- Significant Unobservable Inputs                  --
-----------------------------------------------------------------
 Total                                              $44,581,327
=================================================================


The accompanying notes are an integral part of these financial statements.


          Pioneer High Income Municipal Fund | Semiannual Report | 2/28/09    19

Statement of Assets and Liabilities | 2/28/09 (unaudited)


ASSETS:
  Investment in securities (cost $60,950,356)         $44,581,327
  Receivables --
   Fund shares sold                                       155,275
   Interest                                             1,062,672
   Due from Pioneer Investment Management, Inc.            16,733
  Other                                                    25,224
-----------------------------------------------------------------
     Total assets                                     $45,841,231
-----------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                            $       600
   Dividends                                              228,712
  Due to bank                                           1,372,659
  Due to affiliates                                         6,468
  Accrued expenses                                         34,939
-----------------------------------------------------------------
     Total liabilities                                $ 1,643,378
-----------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                     $67,815,119
  Distributions in excess of net investment income         (2,909)
  Accumulated net realized loss on investments         (7,245,328)
  Net unrealized loss on investments                  (16,369,029)
-----------------------------------------------------------------
     Total net assets                                 $44,197,853
-----------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $27,471,385/4,421,714 shares)     $      6.21
  Class C (based on $15,901,996/2,564,027 shares)     $      6.20
  Class Y (based on $824,472/133,658 shares)          $      6.17
MAXIMUM OFFERING PRICE:
  Class A ($6.21 [divided by] 95.5%)                  $      6.50
=================================================================



The accompanying notes are an integral part of these financial statements.


20    Pioneer High Income Municipal Fund | Semiannual Report | 2/28/09

Statement of Operations (unaudited)

For the Six Months Ended 2/28/09



INVESTMENT INCOME:
  Interest                                                              $  2,152,007
------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                         $119,910
  Transfer agent fees
   Class A                                                  10,770
   Class C                                                   2,924
   Class Y                                                     148
  Distribution fees
   Class A                                                  37,487
   Class C                                                  85,310
  Shareholder communications expense                         7,231
  Administrative fees                                        8,746
  Custodian fees                                             2,881
  Registration fees                                         23,305
  Professional fees                                         29,820
  Printing expense                                          12,598
  Fees and expenses of nonaffiliated trustees                4,177
  Miscellaneous                                              7,790
------------------------------------------------------------------------------------
     Total expenses                                                     $    353,097
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                           (61,832)
     Less fees paid indirectly                                                  (130)
------------------------------------------------------------------------------------
     Net expenses                                                       $    291,135
------------------------------------------------------------------------------------
       Net investment income                                            $  1,860,872
------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments:                                     $ (5,157,308)
------------------------------------------------------------------------------------
  Change in net unrealized loss on investments:                         $(12,246,270)
------------------------------------------------------------------------------------
  Net loss on investments                                               $(17,403,578)
------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                  $(15,542,706)
====================================================================================



The accompanying notes are an integral part of these financial statements.


          Pioneer High Income Municipal Fund | Semiannual Report | 2/28/09    21

Statement of Changes in Net Assets

For the Six Months Ended 2/28/09 and the Year Ended 8/31/08, respectively



                                                            Six Months
                                                            Ended
                                                            2/28/09             Year Ended
                                                            (unaudited)         8/31/08
FROM OPERATIONS:
Net investment income                                       $  1,860,872        $ 2,404,136
Net realized loss on investments                              (5,157,308)        (1,465,155)
Change in net unrealized loss on investments                 (12,246,270)        (3,762,796)
--------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations     $(15,542,706)       $(2,823,815)
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.28 and $0.55 per share, respectively)        $ (1,209,859)       $(1,607,291)
   Class C ($0.25 and $0.46 per share, respectively)            (609,356)          (749,539)
   Class Y ($0.28 and $0.54 per share, respectively)             (36,795)           (76,353)
--------------------------------------------------------------------------------------------
     Total distributions to shareowners                     $ (1,856,010)       $(2,433,183)
--------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $ 15,956,891        $58,866,137
Reinvestment of distributions                                    476,236            535,691
Cost of shares repurchased                                   (15,610,213)       (17,532,210)
--------------------------------------------------------------------------------------------
   Net increase in net assets resulting from Fund
     share transactions                                     $    822,914        $41,869,618
--------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                    $(16,575,802)       $36,612,620
--------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                         $ 60,773,655        $24,161,035
--------------------------------------------------------------------------------------------
End of period                                               $ 44,197,853        $60,773,655
--------------------------------------------------------------------------------------------
Distributions in excess of net investment income            $     (2,909)       $    (7,771)
--------------------------------------------------------------------------------------------



The accompanying notes are an integral part of these financial statements.


22    Pioneer High Income Municipal Fund | Semiannual Report | 2/28/09

                                   '09 Shares        '09 Amount         '08 Shares        '08 Amount
                                  (unaudited)       (unaudited)
Class A
Shares sold                           1,596,293     $10,914,698            4,244,251     $39,040,701
Reinvestment of distributions            48,187         319,600               41,506         374,315
Less shares repurchased              (1,673,416)    (11,569,087)          (1,546,087)    (14,057,963)
-----------------------------------------------------------------------------------------------------
   Net increase (decrease)              (28,936)    $  (334,789)           2,739,670     $25,357,053
=====================================================================================================
Class C
Shares sold                             731,783     $ 5,042,193            2,096,536     $19,490,543
Reinvestment of distributions            22,362         147,684               15,570         139,860
Less shares repurchased                (599,828)     (4,041,126)            (365,945)     (3,329,926)
-----------------------------------------------------------------------------------------------------
   Net increase                         154,317     $ 1,148,751            1,746,161     $16,300,477
=====================================================================================================
Class Y
Shares sold                                  --     $        --               34,762     $   334,893
Reinvestment of distributions             1,351           8,952                2,374          21,516
Less shares repurchased                      --              --              (16,283)       (144,321)
-----------------------------------------------------------------------------------------------------
   Net increase                           1,351     $     8,952               20,853     $   212,088
=====================================================================================================



The accompanying notes are an integral part of these financial statements.


          Pioneer High Income Municipal Fund | Semiannual Report | 2/28/09    23

Financial Highlights


                                                       Six Months                      10/17/06 (a)
                                                       Ended             Year          (Commencement
                                                       2/28/09           Ended         of Operations)
                                                       (unaudited)       8/31/08       to 8/31/07
 Class A
 Net asset value, beginning of period                  $  8.70           $  9.72       $ 10.00
---------------------------------------------------------------------------------------------------
 Increase from investment operations:
  Net investment income                                $  0.28           $  0.54       $  0.44
  Net realized and unrealized loss on investments        (2.49)            (1.01)        (0.29)
---------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets from
      investment operations                            $ (2.21)          $ (0.47)      $  0.15
 Distributions to shareowners:
  Net investment income                                  (0.28)            (0.55)        (0.43)
---------------------------------------------------------------------------------------------------
 Net decrease in net asset value                       $ (2.49)          $ (1.02)      $ (0.28)
---------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $  6.21           $  8.70       $  9.72
===================================================================================================
 Total return*                                          (25.57)%           (4.95)%        1.45%***
 Ratio of net expenses to average net assets              0.90%**           0.90%         0.90%**
 Ratio of net investment income to average net assets     8.07%**           5.92%         5.31%**
 Portfolio turnover rate                                    57%**             59%          130%***
 Net assets, end of period (in thousands)              $27,471           $38,717       $16,637
 Ratios with no waiver of fees and assumption of
  expenses by PIM
  Net expenses                                            1.20%**           1.21%         1.77%**
  Net investment income                                   7.77%**           5.61%         4.44%**
 Ratios with waiver of fees and assumption of
  expenses by PIM and reduction for fees
  paid indirectly:
  Net expenses                                            0.90%**           0.90%         0.90%**
  Net investment income                                   8.07%**           5.92%         5.31%**
---------------------------------------------------------------------------------------------------

(a) Class A shares were first publicly offered on October 17, 2006.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
*** Not Annualized.

The accompanying notes are an integral part of these financial statements.

24    Pioneer High Income Municipal Fund | Semiannual Report | 2/28/09

                                                       Six Months                      10/17/06 (a)
                                                       Ended             Year          (Commencement
                                                       2/28/09           Ended         of Operations)
                                                       (unaudited)       8/31/08       to 8/31/07
 Class C
 Net asset value, beginning of period                  $  8.68           $  9.71       $10.00
---------------------------------------------------------------------------------------------------
 Increase from investment operations:
  Net investment income                                $  0.25           $  0.46       $ 0.36
  Net realized and unrealized loss on investments        (2.48)            (1.03)       (0.30)
---------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets from
      investment operations                            $ (2.23)          $ (0.57)      $ 0.06
 Distributions to shareowners:
  Net investment income                                  (0.25)            (0.46)       (0.35)
---------------------------------------------------------------------------------------------------
 Net decrease in net asset value                       $ (2.48)          $ (1.03)      $(0.29)
---------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $  6.20           $  8.68       $ 9.71
===================================================================================================
 Total return*                                          (25.88)%           (5.94)%       0.56%***
 Ratio of net expenses to average net assets              1.80%**           1.80%        1.80%**
 Ratio of net investment income to average net assets     7.20%**           5.11%        4.35%**
 Portfolio turnover rate                                    57%**             59%         130%***
 Net assets, end of period (in thousands)              $15,902           $20,915       $6,445
 Ratios with no waiver of fees and assumption of
  expenses by PIM
  Net expenses                                            1.95%**           1.95%        2.72%**
  Net investment income                                   7.05%**           4.96%        3.43%**
 Ratios with waiver of fees and assumption of
  expenses by PIM and reduction for fees
  paid indirectly:
  Net expenses                                            1.80%**           1.80%        1.80%**
  Net investment income                                   7.20%**           5.11%        4.35%**
---------------------------------------------------------------------------------------------------

(a) Class C shares were first publicly offered on October 17, 2006.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
*** Not Annualized.

The accompanying notes are an integral part of these financial statements.


          Pioneer High Income Municipal Fund | Semiannual Report | 2/28/09    25

                                                       Six Months                      10/17/06 (a)
                                                       Ended             Year          (Commencement
                                                       2/28/09           Ended         of Operations)
                                                       (unaudited)       8/31/08       to 8/31/07
 Class Y
 Net asset value, beginning of period                  $  8.63           $ 9.69        $10.00
---------------------------------------------------------------------------------------------------
 Increase from investment operations:
  Net investment income                                $  0.28           $ 0.53        $ 0.42
  Net realized and unrealized loss on investments        (2.46)           (1.05)        (0.30)
---------------------------------------------------------------------------------------------------
    Net increase(decrease) in net assets from
      investment operations                            $ (2.18)          $(0.52)       $ 0.12
 Distributions to shareowners:
  Net investment income                                  (0.28)           (0.54)        (0.43)
---------------------------------------------------------------------------------------------------
 Net decrease in net asset value                       $ (2.46)          $(1.06)       $(0.31)
---------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $  6.17           $ 8.63        $ 9.69
===================================================================================================
 Total return*                                          (25.47)%          (5.45)%        1.12%***
 Ratio of net expenses to average net assets              0.89%**          1.00%         1.23%**
 Ratio of net investment income to average net assets     8.11%**          5.80%         4.70%**
 Portfolio turnover rate                                    57%**            59%          130%***
 Net assets, end of period (in thousands)              $   824           $1,142        $1,080
 Ratios with no waiver of fees and assumption of
  expenses by PIM
  Net expenses                                            0.91%**          1.00%         2.11%**
  Net investment income                                   8.09%**          5.80%         3.82%**
 Ratios with waiver of fees and assumption of
  expenses by PIM and reduction for fees
  paid indirectly:
  Net expenses                                            0.89%**          0.99%         1.23%**
  Net investment income                                   8.11%**          5.81%         4.70%**
---------------------------------------------------------------------------------------------------

(a) Class Y shares were first publicly offered on October 17, 2006.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.
*** Not Annualized.

The accompanying notes are an integral part of these financial statements.


26    Pioneer High Income Municipal Fund | Semiannual Report | 2/28/09

Notes to Financial Statements | 2/28/09 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer High Income Municipal Fund (the Fund) is one of five portfolios comprising Pioneer Series Trust V, a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is non-diversified. The Fund commenced operations on October 17, 2006. The investment objective of the Fund is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class A, Class C and Class Y shares were first publicly offered on October 17, 2006. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each class of shares can bear different transfer agent and distribution fees. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The fund's prospectuses contain unaudited information


          Pioneer High Income Municipal Fund | Semiannual Report | 2/28/09    27
regarding the fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements which, are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. At February 28, 2009, there were no securities that were valued using fair value methods. Temporary cash investments are valued at cost which approximates market value.

   Discount and premium on debt securities are accreted or amortized, respectively, daily into interest income on a yield-to-maturity basis with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, exempt interest income, and net realized capital gains, if any, to its shareowners. Therefore, no federal tax provision is required. Tax returns for the prior two fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.


28    Pioneer High Income Municipal Fund | Semiannual Report | 2/28/09

   The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended August 31, 2008 was as follows:


                                           2008
   Distributions paid from:
   Tax-exempt income                 $2,433,183
   Ordinary income                           --
-----------------------------------------------
     Total                           $2,433,183
===============================================

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A., (UniCredit), earned $7,601 in underwriting commissions on the sale of Class A shares during the six months ended February 28th, 2009.


D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
   Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3).

   The Fund declares, as daily dividends, substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that Class A, Class C, and Class Y shares can bear different transfer agent and distribution expense rates.


2. Management Agreement

Pioneer Investment Management, Inc., (PIM), a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $500 million; 0.475% of the next $500 million; and 0.45% of the excess over


          Pioneer High Income Municipal Fund | Semiannual Report | 2/28/09    29

$1 billion. For the six months ended February 28, 2009, the effective management fee (net of waivers and/or assumption of expenses) was equivalent to 0.25% of the Fund's average net assets.

PIM has contractually agreed to limit ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent required to reduce the Fund's expenses to 0.90% and 1.80% of the average daily net assets attributable to Class A shares and Class C shares, respectively. The Class A limitation is in effect through January 1, 2012 and the Class C limitation is in effect through January 1, 2010.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to Affiliates" reflected on the Statement of Assets and Liabilities is $1,275 in management fees, administrative costs and certain other fees payable to PIM at February 28, 2009.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed PIMSS for out-of-pocket expenses related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended February 28, 2009, such out of pocket expenses by class of shares were as follows:



Shareholder Communications
Class A                             $4,477
Class C                              2,748
Class Y                                  6
------------------------------------------
   Total                             $7,231
------------------------------------------

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,953 in transfer agent fees and shareholder communications expense payable to PIMSS at February 28, 2009.


4. Distribution Plans

The Fund adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a


30    Pioneer High Income Municipal Fund | Semiannual Report | 2/28/09

0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Prior to February 1, 2008, PFD was reimbursed under the Distribution Plan for distribution expenses in an amount of up to 0.25% of the average daily net assets attributable to Class A shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,240 in distribution fees payable to PFD at February 28, 2009.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSCs are paid to PFD. For the six months ended February 28, 2009, no CDSCs were paid to PFD.


5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended February 28, 2009, the Fund's expenses were reduced by $130 under such arrangements.


6. New Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.


          Pioneer High Income Municipal Fund | Semiannual Report | 2/28/09    31

Trustees, Officers and Service Providers

Trustees
John F. Cogan, Jr., Chairman
David R. Bock
Mary K. Bush
Benjamin M. Friedman
Margaret B.W. Graham
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West

Officers
John F. Cogan, Jr., President
Daniel K. Kingsbury, Executive  Vice President
Mark E. Bradley, Treasurer
Dorothy E. Bourassa, Secretary

Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


32    Pioneer High Income Municipal Fund | Semiannual Report | 2/28/09

                           This page for your notes.










          Pioneer High Income Municipal Fund | Semiannual Report | 2/28/09    33

                           This page for your notes.










34    Pioneer High Income Municipal Fund | Semiannual Report | 2/28/09

                           This page for your notes.










          Pioneer High Income Municipal Fund | Semiannual Report | 2/28/09    35

                           This page for your notes.










36    Pioneer High Income Municipal Fund | Semiannual Report | 2/28/09

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: pioneerinvestments.com





This report must be accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Pioneer Oak Ridge
All Cap Growth Fund

--------------------------------------------------------------------------------
                      Semiannual Report | February 28, 2009
--------------------------------------------------------------------------------

Ticker Symbols:
Class A   ORACX
Class C   ORCCX
Class Y   ORAYX


[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                          2
Portfolio Management Discussion                4
Portfolio Summary                              8
Prices and Distributions                       9
Performance Update                            10
Comparing Ongoing Fund Expenses               13
Schedule of Investments                       15
Financial Statements                          21
Notes to Financial Statements                 27
Approval of Sub-Advisory Agreement            32
Trustees, Officers and Service Providers      35


        Pioneer Oak Ridge All Cap Growth Fund | Semiannual Report | 2/28/09    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have been experiencing one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920s. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we


2    Pioneer Oak Ridge All Cap Growth Fund | Semiannual Report | 2/28/09
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Sincerely,



/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


        Pioneer Oak Ridge All Cap Growth Fund | Semiannual Report | 2/28/09    3

Portfolio Management Discussion | 2/28/09

The U.S. equity market experienced a sharp decline during the six months ended February 28, 2009. The reasons for the downturn have been well documented in the media, as the financial crisis spread beyond the banking system to affect the broader global economy, growth stalled and the outlook for corporate earnings darkened. Additionally, stock prices have been pressured at various times by institutional investors' forced selling, questions regarding the effectiveness of the U.S. government's response, and the impact of sharply falling commodity prices. In the following interview, Robert McVicker, Pioneer Oak Ridge All Cap Growth Fund's Lead Portfolio Manager, discusses these and other factors that influenced the Fund's performance during the semiannual period ended February 28, 2009.

Q    How did the Fund perform during the past half-year ended February 28, 2009?

A As would be expected during such a difficult time for the market, the Class A shares of the Fund posted an absolute return of -38.69% during the six-month period ended February 28, 2009. While we understand that our investors are distressed by the extent of the Fund's losses, we believe it is important to point out that the Fund managed to outperform its benchmark, the Russell 3000 Growth Index (the Russell Index), which returned -40.43% over the same period. In addition, during the same six months ended February 28, 2009, the average return of the 538 Multi-Cap Growth Funds tracked by Lipper, Inc. was -41.56%.

     In managing the Fund, we strive to purchase excellent businesses at attractive valuations. In the wake of the market's decline, we have been finding what we believe to be a wealth of attractively valued companies with strong fundamentals and the potential to generate strong annual earnings growth over the next three to five years. We believe our focus on such companies was an important factor in the Fund's outperformance of the benchmark and Lipper average during the semiannual period ended February 28, 2009.

Q Where did the Fund deliver its best performance during the six months ended February 28, 2009?

A The Fund had the most success in health care, due largely to our decision to focus on biotechnology stocks over pharmaceuticals. While the latter group has been plagued by concerns about patent expirations and weak pipelines of new drugs, the biotech sector is home to a greater number of companies where neither issue is a concern. The result was outperformance for the Fund in biotech relative to both the health care sector of the benchmark and the broader U.S. market. In this environment, the Fund benefited from a


4 Pioneer Oak Ridge All Cap Growth Fund | Semiannual Report | 2/28/09 weighting of about 8% in this sector as of the end of the period, well above the 3.5% weighting in the Russell Index. The Fund's leading performers in the health care area were Gilead Sciences and Genentech, which has been engaged in takeover discussions with Roche Pharmaceuticals. The Fund's performance in health care also was helped by a position in Thermo Fisher. The company, which has been gaining market share in the life sciences tools business, managed to generate organic sales growth of 4% during the extremely challenging fourth quarter of 2008. We believe the shares of the market-leading company are an outstanding value, with a price-to-earnings (P/E) ratio of about 10, which is below our expectations for a 12% earnings growth rate in the next three to five years.

     The energy sector also was a source of positive performance for the Fund during the six-month period ended February 28, 2009. While the Fund's holdings produced a negative absolute return -- consistent with the downturn in the broader sector -- holdings such as XTO Energy and Southwestern Energy outperformed their peers due to their strong production profiles. Even if energy prices remain at depressed levels, we believe both companies can continue to outperform their peers by exploiting attractive drilling prospects to drive their production growth.

     As part of our investment process, we look for companies that generate consistent, predictable earnings. This is true even in the industrials sector, where we have focused on investing the Fund in less economically sensitive companies with steadier, recurring revenue streams. The Fund's leading contributor in the industrials group was Stericycle, which manages the removal and disposal of hospitals' medical waste. As such, Stericycle offers a stable business model and steady revenue growth, both favorable attributes in the current environment.

Q What were some areas in which the Fund underperformed during the six months ended February 28, 2009?

A The Fund's underperformance was most significant in the technology sector. While we believe the technology companies held by the Fund remain attractive on a fundamental basis, this was not reflected in their recent market performance. For example, shares of both Google and Apple continued to fall sharply amid the weakness in the broader market. With respect to Google, we remain positive on the stock since it is now trading at a valuation in line with that of the broader market, even though it has a stronger-than-expected growth rate. Similarly, Apple has fallen to a 16 P/E, despite an expected growth rate in the low-to-mid teens and a history of offering breakthrough products. While the two stocks were depressed during the semiannual reporting period, we expect both can perform well over a full market cycle due to their attractive underlying fundamentals.


        Pioneer Oak Ridge All Cap Growth Fund | Semiannual Report | 2/28/09    5

     In the consumer staples sector, the Fund's relative performance was hurt both by what the Fund owned as well as what it did not own. Specifically, the Fund's position in Central European Distributors, an American company whose primary business is the distribution of spirits throughout Russia and Eastern Europe, fell sharply due to the declining value of the Russian ruble and Polish zloty. While the fundamentals of the company remain strong, the effect of currency exchange rates makes its performance inherently unpredictable. We therefore elected to eliminate the stock from the Fund's portfolio. Also weighing on performance during the period was the Fund's lack of a position in Wal-Mart Stores, which was one of the best performing stocks in the Russell Index, as cash-strapped consumers traded down to less expensive alternatives.

     In our annual report to shareholders dated August 31, 2008, we cited our focus on financial companies outside of the troubled banking sector as being a key positive factor in the Fund's performance. During the past six months, however, the positioning failed to add value, as falling stock prices weighed on the performance of the Fund's holdings in Charles Schwab and IntercontinentalExchange. Insurer Aflac also pressured the Fund's performance mainly due to its holdings in bonds issued by European banks. The potential for the nationalization of banks in Europe, along with the prospect of default on the bonds, has increased significantly. Not wanting to expose the Fund to the risk associated with that potential development, we elected to sell Aflac from the Fund's portfolio.

Q Has the bear market provided opportunities to add some new stocks to the Fund's portfolio?

A Yes, it has. In the past, we would typically consider a stock to be trading at a P/E-to-growth rate (or PEG) of under two to be a reasonable value. Today, we have been finding a wealth of stocks that are trading with PEGs of less than one. Notably, these are not lower-quality stocks, but the kind of stable growers in which we seek to invest the Fund's assets. Some examples of what we believe to be strong companies whose stocks we were able to purchase at good valuation levels include: International Business Machines (IBM), Kroger, ResMed and Quanta Services.

     IBM is a company that we expect to grow strongly over the next three to five years. We like IBM for its strong balance sheet and the recurring revenues it generates from its longer-term service contracts. Supermarket chain Kroger is another company whose stock price declined with the overall market, but in which we see the potential for solid earnings growth over a full economic cycle. Kroger is able to offer very competitive pricing to consumers as a result of its ongoing efforts to streamline its business, enabling it to take market share in a tough environment. ResMed, a maker of sleep apnea treatment products, also was added to the Fund as its stock price dipped with the


6 Pioneer Oak Ridge All Cap Growth Fund | Semiannual Report | 2/28/09 overall market. We believe ResMed has very strong potential due to the increasing awareness of sleep apnea as a medical problem that afflicts millions of people, and the need for new and innovative treatments of the condition. Quanta Services is a utility services company that we expect will capitalize on the need to upgrade the U.S. power grid. We also expect that the company will benefit from the Obama administration's infrastructure investment program. We expect Quanta to generate reliable growth in the coming years.

Q    What is your outlook?

A Like most money managers, we remain very cautious on the short-term outlook for the market. Still, we see reasons for longer-term optimism. The widespread and indiscriminate selling that has characterized the recent market downturns has created compelling values among high-quality companies, several of which were noted above. On the whole, we believe the companies we hold in the Fund will be able to hold up well through the downturn, and then may ultimately flourish as an improving economic environment eventually lifts the pressure currently weighing on the valuations of otherwise healthy companies. As we believe that long-term investors will likely look back on this period as a favorable time to invest, we view the ongoing market volatility as an opportunity to purchase proven franchises for the Fund at very attractive valuations.


Please refer to the Schedule of Investments on pages 15-20 for a full listing of Fund securities.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


        Pioneer Oak Ridge All Cap Growth Fund | Semiannual Report | 2/28/09    7

Portfolio Summary | 2/28/09

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of equity holdings)


[The following data was represented as a pie chart in the printed material]

U.S. Common Stocks                                       94.0%
Temporary Cash Investment                                 4.2%
Depositary Receipts for International Stocks              1.8%


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)


[The following data was represented as a pie chart in the printed material]

Information Technology                                   27.7%
Health Care                                              21.4%
Industrials                                              14.9%
Consumer Staples                                         10.8%
Energy                                                   10.5%
Consumer Discretionary                                    6.1%
Materials                                                 4.8%
Financials                                                3.8%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*


    1.    Southwestern Energy Co.                3.90%
    2.    Qualcomm, Inc.                         3.48
    3.    Google, Inc.                           3.37
    4.    Procter & Gamble Co.                   3.15
    5.    Church & Dwight Co, Inc.               3.14
    6.    Genentech, Inc.                        3.10
    7.    Abbott Laboratories, Inc.              3.03
    8.    Gilead Sciences, Inc.                  2.87
    9.    Waste Connections, Inc.                2.81
   10.    Thermo Fisher Scientific, Inc.         2.79

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8    Pioneer Oak Ridge All Cap Growth Fund | Semiannual Report | 2/28/09

Prices and Distributions | 2/28/09

Net Asset Value per Share
--------------------------------------------------------------------------------

-----------------------------------------------
     Class         2/28/09           8/31/08
-----------------------------------------------
       A           $ 6.37           $ 10.39
-----------------------------------------------
       C           $ 6.25           $ 10.22
-----------------------------------------------
       Y           $ 6.40           $ 10.42
-----------------------------------------------

Distributions per Share: 9/1/08-2/28/09
--------------------------------------------------------------------------------

---------------------------------------------------------------------
                   Net Investment        Short-Term        Long-Term
      Class           Income          Capital Gains     Capital Gains
---------------------------------------------------------------------
       A              $ --                $ --              $ --
---------------------------------------------------------------------
       C              $ --                $ --              $ --
---------------------------------------------------------------------
       Y              $ --                $ --              $ --
---------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Russell 3000 Growth Index measures the performance of large-cap U.S. growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" charts on pages 10-12.


        Pioneer Oak Ridge All Cap Growth Fund | Semiannual Report | 2/28/09    9

Performance Update | 2/28/09                           Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge All Cap Growth Fund at public offering price, compared to that of the Russell 3000 Growth Index.


Average Annual Total Returns
(As of February 28, 2009)
------------------------------------------------------------------------
                                          Net Asset     Public Offering
Period                                    Value (NAV)   Price (POP)
------------------------------------------------------------------------
 Life-of-Class
 (10/16/06)                               -17.33%       -19.37%
 1 Year                                   -38.28        -41.83
------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated December 31, 2008)
------------------------------------------------------------------------
                                            Gross           Net
------------------------------------------------------------------------
                                            4.72%         1.25%
------------------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                  Pioneer
                  Oak Ridge
                  All Cap           Russell 3000
                Growth Fund         Growth Index
10/06              9,425               10,000
2/07               9,681               10,305
2/08               9,690               10,275
2/09               5,981                6,149


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 5.75% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Some expenses are based on estimated amounts for the current fiscal year.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/12 for Class A Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10    Pioneer Oak Ridge All Cap Growth Fund | Semiannual Report | 2/28/09

Performance Update | 2/28/09                           Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge All Cap Growth Fund, compared to that of the Russell 3000 Growth Index.


Average Annual Total Returns
(As of February 28, 2009)
-------------------------------------------------------------------
                                          If           If
Period                                    Held         Redeemed
-------------------------------------------------------------------
 Life-of-Class
 (10/16/06)                               -17.99%      -17.99%
 1 Year                                   -38.79       -38.79
-------------------------------------------------------------------


 Expense Ratio
 (Per prospectus dated December 31, 2008)
-------------------------------------------------------------------
                                           Gross           Net
-------------------------------------------------------------------
                                            5.72%        2.15%
-------------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                  Pioneer
                  Oak Ridge
                  All Cap           Russell 3000
                Growth Fund         Growth Index
10/06              10,000              10,000
2/07               10,239              10,305
2/08               10,169              10,275
2/09                6,225               6,149


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Some expenses are based on estimated amounts for the current fiscal year.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/10 for Class C Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


       Pioneer Oak Ridge All Cap Growth Fund | Semiannual Report | 2/28/09    11

Performance Update | 2/28/09                           Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge All Cap Growth Fund, compared to that of the Russell 3000 Growth Index.


Average Annual Total Returns
(As of February 28, 2009)
-------------------------------------------------------------------
                                          If           If
Period                                    Held         Redeemed
-------------------------------------------------------------------
 Life-of-Class
 (10/16/06)                               -17.16%      -17.16%
 1 Year                                   -38.10       -38.10
-------------------------------------------------------------------


 Expense Ratio
 (Per prospectus dated December 31, 2008)
-------------------------------------------------------------------
                                           Gross         Net
-------------------------------------------------------------------
                                            4.76%        0.95%
-------------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                  Pioneer
                  Oak Ridge
                  All Cap           Russell 3000
                Growth Fund         Growth Index
10/06              10,000              10,000
2/07               10,259              10,305
2/08               10,319              10,275
2/09                6,387               6,149


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends, and capital gains. Other share classes are available for which performance and expenses will differ.

Some expenses are based on estimated amounts for the current fiscal year.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 1/1/10 for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12    Pioneer Oak Ridge All Cap Growth Fund | Semiannual Report | 2/28/09

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge All Cap Growth Fund

Based on actual returns from September 1, 2008 through February 28, 2009.


--------------------------------------------------------------------------------
 Share Class                       A                C                Y
--------------------------------------------------------------------------------
 Beginning Account            $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 9/1/08
--------------------------------------------------------------------------------
 Ending Account               $   613.10       $   611.50       $   614.20
 Value on 2/28/09
--------------------------------------------------------------------------------
 Expenses Paid                $     5.00       $     8.59       $     3.80
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2,15%, and 0.95%, for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


       Pioneer Oak Ridge All Cap Growth Fund | Semiannual Report | 2/28/09    13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge All Cap Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2008 through February 28, 2009.


--------------------------------------------------------------------------------
 Share Class                       A                C                Y
--------------------------------------------------------------------------------
 Beginning Account            $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 9/1/08
--------------------------------------------------------------------------------
 Ending Account               $ 1,018.60       $ 1,014.13       $ 1,020.08
 Value on 2/28/09
--------------------------------------------------------------------------------
 Expenses Paid                $     6.26       $    10.74       $     4.76
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15% and 0.95%, for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


14    Pioneer Oak Ridge All Cap Growth Fund | Semiannual Report | 2/28/09

Schedule of Investments | 2/28/09 (unaudited)


---------------------------------------------------------------------
 Shares                                                      Value
---------------------------------------------------------------------
             COMMON STOCKS -- 97.0%
             ENERGY -- 10.2%
             Oil & Gas Equipment & Services -- 2.1%
   3,090     Schlumberger, Ltd.                            $  117,605
---------------------------------------------------------------------
             Oil & Gas Exploration & Production -- 8.1%
   4,130     Denbury Resources, Inc.*                      $   53,194
   3,275     Petrohawk Energy Corp.*                           55,741
   7,195     Southwestern Energy Co.*                         207,000
   4,002     XTO Energy, Inc.                                 126,703
                                                           ----------
                                                           $  442,638
                                                           ----------
             Total Energy                                  $  560,243
---------------------------------------------------------------------
             MATERIALS -- 4.6%
             Fertilizers & Agricultural Chemicals -- 1.0%
     745     Monsanto Co.                                  $   56,821
                                                           ----------
             Industrial Gases -- 1.9%
   3,310     Airgas, Inc.                                  $  101,915
                                                           ----------
             Specialty Chemicals -- 1.7%
   2,975     Ecolab, Inc.                                  $   94,546
                                                           ----------
             Total Materials                               $  253,282
---------------------------------------------------------------------
             CAPITAL GOODS -- 8.7%
             Aerospace & Defense -- 3.0%
   1,255     Precision Castparts Corp.                     $   69,565
   2,420     Raytheon Co.                                      96,727
                                                           ----------
                                                           $  166,292
---------------------------------------------------------------------
             Construction & Engineering -- 1.7%
   5,180     Quanta Services, Inc.*                        $   91,168
---------------------------------------------------------------------
             Industrial Machinery -- 4.0%
   2,700     Danaher Corp.                                 $  137,052
   4,190     Idex Corp.                                        80,951
                                                           ----------
                                                           $  218,003
                                                           ----------
             Total Capital Goods                           $  475,463
---------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES -- 4.9%
             Environmental & Facilities Services -- 4.9%
   2,465     Stericycle, Inc.*                             $  118,271
   6,265     Waste Connections, Inc.*                         149,358
                                                           ----------
                                                           $  267,629
                                                           ----------
             Total Commercial Services & Supplies          $  267,629
---------------------------------------------------------------------
             TRANSPORTATION -- 0.9%
             Railroads -- 0.9%
   2,695     Kansas City Southern Industries, Inc.*(b)     $   47,675
                                                           ----------
             Total Transportation                          $   47,675
---------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

       Pioneer Oak Ridge All Cap Growth Fund | Semiannual Report | 2/28/09    15

------------------------------------------------------------------
 Shares                                                   Value
------------------------------------------------------------------
             AUTOMOBILES & COMPONENTS -- 1.0%
             Auto Parts & Equipment -- 1.0%
  4,635      Johnson Controls, Inc.                     $   52,746
                                                        ----------
             Total Automobiles & Components             $   52,746
------------------------------------------------------------------
             RETAILING -- 4.9%
             Computer & Electronics Retail -- 1.6%
  3,170      Gamestop Corp.*                            $   85,336
------------------------------------------------------------------
             General Merchandise Stores -- 1.1%
  2,240      Target Corp.                               $   63,414
------------------------------------------------------------------
             Specialty Stores -- 2.2%
  7,585      Staples, Inc. (b)                          $  120,981
                                                        ----------
             Total Retailing                            $  269,731
------------------------------------------------------------------
             FOOD & DRUG RETAILING -- 1.7%
             Food Retail -- 1.7%
  4,430      Kroger Co.                                 $   91,568
                                                        ----------
             Total Food & Drug Retailing                $   91,568
------------------------------------------------------------------
             FOOD, BEVERAGE & TOBACCO -- 2.7%
             Distillers & Vintners -- 0.3%
  2,095      Central Euro Distribution Corp*            $   13,974
------------------------------------------------------------------
             Soft Drinks -- 2.4%
  2,785      PepsiCo, Inc.                              $  134,070
                                                        ----------
             Total Food, Beverage & Tobacco             $  148,044
------------------------------------------------------------------
             HOUSEHOLD & PERSONAL PRODUCTS -- 6.1%
             Household Products -- 6.1%
  3,410      Church & Dwight Co., Inc.                  $  166,817
  3,475      Procter & Gamble Co.*                         167,391
                                                        ----------
                                                        $  334,208
                                                        ----------
             Total Household & Personal Products        $  334,208
------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SERVICES -- 5.1%
             Health Care Distributors -- 1.8%
  2,630      Henry Schein, Inc.*                        $   96,468
------------------------------------------------------------------
             Health Care Equipment -- 2.0%
  3,005      ResMed, Inc.*                              $  110,824
------------------------------------------------------------------
             Health Care Services -- 1.3%
  3,460      Catalyst Health Solutions, Inc.*           $   72,937
                                                        ----------
             Total Health Care Equipment & Services     $  280,229
------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16    Pioneer Oak Ridge All Cap Growth Fund | Semiannual Report | 2/28/09

-----------------------------------------------------------------
 Shares                                                  Value
-----------------------------------------------------------------
             PHARMACEUTICALS & BIOTECHNOLOGY -- 15.6%
             Biotechnology -- 7.8%
   2,490     Celgene Corp*                             $  111,378
   1,925     Genentech, Inc.*                             164,684
   3,400     Gilead Sciences, Inc.*                    $  152,320
                                                       ----------
                                                       $  428,382
-----------------------------------------------------------------
             Life Sciences Tools & Services -- 2.7%
   4,085     Thermo Fisher Scientific, Inc.*           $  148,122
-----------------------------------------------------------------
             Pharmaceuticals -- 5.1%
   3,400     Abbott Laboratories, Inc.                 $  160,956
   3,095     Allergan, Inc.                               119,900
                                                       ----------
                                                       $  280,856
                                                       ----------
             Total Pharmaceuticals & Biotechnology     $  857,360
-----------------------------------------------------------------
             DIVERSIFIED FINANCIALS -- 3.7%
             Asset Management & Custody Banks -- 0.8%
   1,255     Affiliated Managers Group, Inc.*          $   45,155
-----------------------------------------------------------------
             Investment Banking & Brokerage -- 1.7%
   7,340     Charles Schwab Corp.                      $   93,291
-----------------------------------------------------------------
             Specialized Finance -- 1.2%
   1,135     IntercontinentalExchange, Inc.*           $   64,434
                                                       ----------
             Total Diversified Financials              $  202,880
-----------------------------------------------------------------
             SOFTWARE & SERVICES -- 12.6%
             Application Software -- 4.8%
   4,280     Adobe Systems, Inc.*                      $   71,476
   4,425     Ansys, Inc.*                                  89,252
   3,160     SAP AG (A.D.R.)*(b)                          101,562
                                                       ----------
                                                       $  262,290
-----------------------------------------------------------------
             Data Processing & Outsourced Services -- 2.8%
   2,400     Alliance Data Systems Corp.*(b)           $   71,040
   1,425     Visa, Inc.                                    80,812
                                                       ----------
                                                       $  151,852
-----------------------------------------------------------------
             Internet Software & Services -- 3.3%
     530     Google, Inc.*                             $  179,135
-----------------------------------------------------------------
             Systems Software -- 1.7%
   5,885     Microsoft Corp.                           $   95,043
                                                       ----------
             Total Software & Services                 $  688,320
-----------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

       Pioneer Oak Ridge All Cap Growth Fund | Semiannual Report | 2/28/09    17

-----------------------------------------------------------------------
 Shares                                                        Value
-----------------------------------------------------------------------
                  TECHNOLOGY HARDWARE & EQUIPMENT -- 11.7%
                  Communications Equipment -- 6.0%
      10,035      Cisco Systems, Inc.*                       $  146,210
       5,535      Qualcomm, Inc.                                185,035
                                                             ----------
                                                             $  331,245
-----------------------------------------------------------------------
                  Computer Hardware -- 5.7%
       1,340      Apple, Inc.*                               $  119,675
       3,470      Hewlett-Packard Co.                           100,734
         995      IBM Corp.*                                     91,570
                                                             ----------
                                                             $  311,979
                                                             ----------
                  Total Technology Hardware & Equipment      $  643,224
-----------------------------------------------------------------------
                  SEMICONDUCTORS -- 2.6%
       2,750      Hittite Microwave Corp.*                   $   75,845
       4,490      Texas Instruments, Inc.                        64,432
                                                             ----------
                                                             $  140,277
                                                             ----------
                  Total Semiconductors                       $  140,277
-----------------------------------------------------------------------
                  TOTAL COMMON STOCKS
                  (Cost $7,808,035)                          $5,312,879
-----------------------------------------------------------------------
 Principal
 Amount
-----------------------------------------------------------------------
                  TEMPORARY CASH INVESTMENTS -- 4.2%
                  Securities Lending Collateral -- 4.2% (c)
                  Certificates of Deposit:
  $    5,474      Abbey National Plc, 2.52%, 8/13/09         $    5,474
       5,473      Bank of Nova Scotia, 1.58%, 5/5/09              5,473
       8,751      Bank of Scotland NY, 1.44%, 6/5/09              8,751
       9,853      Barclays Bank, 1.2%, 5/27/09                    9,853
      10,948      CBA, 1.31%, 7/16/09                            10,948
       9,853      DNB NOR Bank ASA NY, 2.41%, 6/5/09              9,853
      10,028      Intesa SanPaolo S.p.A., 1.1%, 5/22/09          10,028
         635      NORDEA NY, 0.44%, 4/9/09                          635
       8,211      Royal Bank of Canada NY, 1.44%, 8/7/09          8,211
       5,474      Royal Bank of Scotland, 2.45%, 3/5/09           5,474
      10,948      Societe Generale, 2.62%, 9/4/09                10,948
       9,853      Svenska Bank NY, 1.73%, 7/8/09                  9,853
      10,948      U.S. Bank NA, 1.35%, 8/24/09                   10,943
                                                             ----------
                                                             $  106,444
-----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer Oak Ridge All Cap Growth Fund | Semiannual Report | 2/28/09

-----------------------------------------------------------------------------
Principal
Amount                                                              Value
-----------------------------------------------------------------------------
              Commercial Paper:
  $ 1,044     BBVA U.S., 2.11%, 3/12/09                           $     1,044
   10,948     Monumental Global Funding, Ltd., 1.64%, 8/17/09          10,948
    5,474     CME Group, Inc., 1.44%, 8/6/09                            5,474
    5,474     General Electric Capital Corp., 1.96%, 3/16/09            5,474
   10,750     American Honda Finance Corp., 1.29%, 7/14/09             10,750
   10,948     HSBC Bank, Inc., 1.64%, 8/14/09                          10,948
    2,737     IBM, 1.47%, 9/25/09                                       2,737
    9,853     Met Life Global Funding, 2.47%, 6/12/09                   9,853
    9,853     New York Life Global, 2.31%, 9/4/09                       9,853
    9,305     Westpac Banking Corp., 1.00%, 6/1/09                      9,305
                                                                  -----------
                                                                  $    76,386
-----------------------------------------------------------------------------
              Tri-party Repurchase Agreements:
   10,948     Deutsche Bank, 0.27%, 3/2/09                        $    10,948
   21,895     Merrill Lynch, 0.27%, 3/2/09                             21,895
    4,129     Barclays Capital Markets, 0.25%, 3/2/09                   4,129
                                                                  -----------
                                                                  $    36,972
-----------------------------------------------------------------------------


--------------------------------------------------------------------------
 Shares
--------------------------------------------------------------------------
             Money Market Mutual Fund:
  10,948     JP Morgan, U.S. Government Money Market Fund      $    10,948
                                                               -----------
                                                               $    10,948
--------------------------------------------------------------------------
             TOTAL TEMPORARY CASH INVESTMENTS
             (Cost $230,750)                                   $   230,750
--------------------------------------------------------------------------
             TOTAL INVESTMENT IN SECURITIES -- 101.2%
             (Cost $8,038,785) (a)                             $ 5,543,629
==========================================================================
             OTHER ASSETS AND LIABILITIES - (1.2)%             $   (67,168)
==========================================================================
             TOTAL NET ASSETS -- 100.0%                        $ 5,476,461
==========================================================================

*        Non-income producing security.

(A.D.R.) American Depositary Receipt.

(a) At February 28, 2009, the net unrealized loss on investments based on cost for federal income tax purposes of $8,071,244 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $    20,596
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                              (2,548,211)
                                                                                   -----------
       Net unrealized loss                                                         $(2,527,615)
                                                                                   ===========

The accompanying notes are an integral part of these financial statements.

       Pioneer Oak Ridge All Cap Growth Fund | Semiannual Report | 2/28/09    19

(b)      At February 28, 2009, the following securities were out on loan:


    Shares       Security                                    Value
  2,300        Alliance Data Systems Corp. *               $ 68,080
  1,300        Kansas City Southern Industries, Inc. *       22,997
  3,000        SAP AG (A.D.R.) *                             96,420
  2,000        Staples, Inc.                                 31,900
-------------------------------------------------------------------
                                                           $219,397
===================================================================

(c)      Securities lending collateral is managed by Credit Suisse, New York
         Branch.


Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2009 aggregated $1,889,262 and $339,971, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.


  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of February 28, 2009, in valuing the Fund's assets:


--------------------------------------------------------------
                                                 Investments
 Valuation Inputs                                in Securities
--------------------------------------------------------------
 Level 1 -- Quoted Prices                           $5,312,879
 Level 2 -- Other Significant Observable Inputs        230,750
 Level 3 -- Significant Unobservable Inputs                 --
--------------------------------------------------------------
 Total                                              $5,543,629
==============================================================


The accompanying notes are an integral part of these financial statements.

20    Pioneer Oak Ridge All Cap Growth Fund | Semiannual Report | 2/28/09

Statement of Assets and Liabilities | 2/28/09 (unaudited)


ASSETS:
  Investment in securities (including securities loaned
   of $219,397) (cost $8,038,785)                                   $ 5,543,629
  Cash                                                                  312,195
  Receivables --
   Fund shares sold                                                         173
   Dividends                                                              4,056
   Due from Pioneer Investment Management, Inc.                           7,604
  Other                                                                  21,715
-------------------------------------------------------------------------------
     Total assets                                                   $ 5,889,372
-------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                  $   145,844
   Fund shares repurchased                                                   60
   Upon return of securities loaned                                     230,750
  Due to affiliates                                                       4,697
  Accrued expenses                                                       31,560
-------------------------------------------------------------------------------
     Total liabilities                                              $   412,911
-------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                   $ 8,544,018
  Accumulated net investment loss                                       (14,323)
  Accumulated net realized loss on investments                         (558,078)
  Net unrealized loss on investments                                 (2,495,156)
-------------------------------------------------------------------------------
     Total net assets                                               $ 5,476,461
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, Unlimited number of shares authorized)
  Class A (based on $4,402,633/690,783 shares)                      $      6.37
  Class C (based on $860,337/137,730 shares)                        $      6.25
  Class Y (based on $213,491/33,333 shares)                         $      6.40
MAXIMUM OFFERING PRICE:
  Class A ($6.37 [divided by] 94.25%)                               $      6.76
================================================================================


The accompanying notes are an integral part of these financial statements.

       Pioneer Oak Ridge All Cap Growth Fund | Semiannual Report | 2/28/09    21

Statement of Operations (unaudited)

For the Six Months Ended 2/28/09

INVESTMENT INCOME:
  Dividends                                                 $21,646
  Interest                                                      711
  Income from securities loaned, net                          1,204
---------------------------------------------------------------------------------------
     Total investment income                                               $     23,561
---------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $20,674
  Transfer agent fees
   Class A                                                    3,816
   Class C                                                    1,012
   Class Y                                                      102
  Distribution fees
   Class A                                                    5,447
   Class C                                                    4,505
  Shareholder communications expenses                         1,121
  Administrative fees                                         1,011
  Custodian fees                                              3,029
  Registration fees                                          20,996
  Professional fees                                          24,340
  Printing expense                                           10,384
  Fees and expenses of nonaffiliated trustees                 4,272
  Miscellaneous                                               1,361
---------------------------------------------------------------------------------------
     Total expenses                                                        $    102,112
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                              (64,125)
     Less fees paid indirectly                                                      (61)
---------------------------------------------------------------------------------------
     Net expenses                                                          $     37,884
---------------------------------------------------------------------------------------
       Net investment loss                                                 $    (14,323)
---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments                                         $   (340,714)
---------------------------------------------------------------------------------------
  Change in net unrealized loss on investments                             $ (2,455,038)
---------------------------------------------------------------------------------------
  Net loss on investments                                                  $ (2,795,752)
---------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                     $ (2,810,075)
=======================================================================================


The accompanying notes are an integral part of these financial statements.

22    Pioneer Oak Ridge All Cap Growth Fund | Semiannual Report | 2/28/09

Statement of Changes in Net Assets

For the Six Months Ended 2/28/09 and the Year Ended 8/31/08, respectively



--------------------------------------------------------------------------------------
                                                            Six Months Ended
                                                            2/28/09        Year Ended
                                                            (unaudited)    8/31/08
--------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                         $   (14,323)   $   (23,185)
Net realized loss on investments                               (340,714)      (206,331)
Change in net unrealized loss on investments                 (2,455,038)      (220,205)
--------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations     $(2,810,075)   $  (449,721)
======================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $ 1,866,721    $ 6,424,890
Cost of shares repurchased                                     (493,601)    (1,125,679)
--------------------------------------------------------------------------------------
   Net increase in net assets resulting from Fund
     share transactions                                     $ 1,373,120    $ 5,299,211
--------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                    $(1,436,955)   $ 4,849,490
NET ASSETS:
Beginning of period                                           6,913,416      2,063,926
--------------------------------------------------------------------------------------
End of period                                               $ 5,476,461    $ 6,913,416
--------------------------------------------------------------------------------------
Accumulated net investment loss                             $   (14,323)            --
--------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
                            '09 Shares     '09 Amount     '08 Shares     '08 Amount
                            (unaudited)    (unaudited)
------------------------------------------------------------------------------------
Class A*
Shares sold                     224,255    $ 1,611,159        514,703    $ 5,625,809
Less shares repurchased         (54,403)      (411,872)       (88,738)      (933,947)
------------------------------------------------------------------------------------
   Net increase                 169,852    $ 1,199,287        425,965    $ 4,691,862
====================================================================================
Class C*
Shares sold                      35,609    $   255,562         74,221    $   794,781
Less shares repurchased         (10,800)       (81,729)       (16,948)      (177,017)
------------------------------------------------------------------------------------
   Net increase                  24,810    $   173,833         57,273    $   617,764
====================================================================================
Class Y*
Shares sold                          --     $       --            422    $     4,300
Less shares repurchased              --             --         (1,309)       (14,715)
------------------------------------------------------------------------------------
   Net decrease                      --             --           (887)   $   (10,415)
====================================================================================

* Class A, Class C, and Class Y shares were first publicly offered on October 17, 2006.

The accompanying notes are an integral part of these financial statements.

       Pioneer Oak Ridge All Cap Growth Fund | Semiannual Report | 2/28/09    23

Financial Highlights


----------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended         Year
                                                            2/28/09       Ended         10/17/06 (a)
                                                            (unaudited)   8/31/08       to 8/31/07
----------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                        $ 10.39       $ 11.19       $ 10.00
----------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                        $ (0.01)      $ (0.02)      $ (0.01)
 Net realized and unrealized gain (loss) on investments       (4.01)        (0.78)         1.20
----------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from
     investment operations                                  $ (4.02)      $ (0.80)      $  1.19
----------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  6.37       $ 10.39       $ 11.19
====================================================================================================
Total return*                                                (38.69)%       (7.15)%       11.90%(b)
Ratio of net expenses to average net assets+                   1.25%**       1.25%         1.25%**
Ratio of net investment loss to average net assets+           (0.40)%**     (0.36)%       (0.22)%**
Portfolio turnover rate                                       12.50%**         34%           41%(b)
Net assets, end of period (in thousands)                    $ 4,403       $ 5,412       $ 1,063
Ratios with no waiver of fees and assumption of expenses
 by PIM and no reduction for fees paid indirectly:
 Net expenses                                                  3.61%**       4.72%         8.72%**
 Net investment loss                                          (2.75)%**     (3.83)%       (7.69)%**
Ratios with waiver of fees and assumption of expenses by
 PIM and reduction for fees paid indirectly:
 Net expenses                                                  1.25%**       1.25%         1.25%**
 Net investment loss                                          (0.39)%**     (0.36)%       (0.22)%**
----------------------------------------------------------------------------------------------------

(a)  Class A shares were first publicly offered on October 17, 2006.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

24    Pioneer Oak Ridge All Cap Growth Fund | Semiannual Report | 2/28/09

--------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended          Year
                                                              2/28/09        Ended          10/17/06 (a)
                                                              (unaudited)    8/31/08        to 8/31/07
--------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                          $ 10.22        $ 11.11        $ 10.00
--------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                          $ (0.04)       $ (0.10)       $ (0.09)
 Net realized and unrealized gain (loss) on investments         (3.93)         (0.79)          1.20
--------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from
     investment operations                                    $ (3.97)       $ (0.89)       $  1.11
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  6.25        $ 10.22        $ 11.11
========================================================================================================
Total return*                                                  (38.85)%        (8.01)%        11.10%(b)
Ratio of net expenses to average net assets+                     2.15%**        2.16%          2.15%**
Ratio of net investment loss to average net assets+             (1.30)%**      (1.24)%        (1.13)%**
Portfolio turnover rate                                         12.50%**          34%            41%(b)
Net assets, end of period (in thousands)                      $   860        $ 1,155        $   618
Ratios with no waiver of fees and assumption of expenses
 by PIM and no reduction for fees paid indirectly:
 Net expenses                                                    4.38%**        5.72%          9.61%**
 Net investment loss                                            (3.53)%**      (4.80)%        (8.59)%**
Ratios with waiver of fees and assumption of expenses by
 PIM and reduction for fees paid indirectly:
 Net expenses                                                    2.15%**        2.15%          2.15%**
 Net investment loss                                            (1.30)%**      (1.23)%        (1.13)%**
--------------------------------------------------------------------------------------------------------

(a)  Class C shares were first publicly offered on October 17, 2006.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

       Pioneer Oak Ridge All Cap Growth Fund | Semiannual Report | 2/28/09    25

-----------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended         Year
                                                             2/28/09       Ended         10/17/06 (a)
                                                             (unaudited)   8/31/08       to 8/31/07
-----------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $ 10.42       $ 11.19       $ 10.00
-----------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                         $ (0.00)(c)   $ (0.01)      $ (0.02)
 Net realized and unrealized gain (loss) on investments        (4.01)        (0.76)         1.21
-----------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from
     investment operations                                   $ (4.02)      $ (0.77)      $  1.19
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  6.40       $ 10.42       $ 11.19
=====================================================================================================
Total return*                                                 (38.58)%       (6.88)%       11.90%(b)
Ratio of net expenses to average net assets+                    0.95%**       1.03%         1.25%**
Ratio of net investment loss to average net assets+            (0.10)%**     (0.12)%       (0.25)%**
Portfolio turnover rate                                        12.50%**         34%           41%(b)
Net assets, end of period (in thousands)                     $   213       $   347       $   383
Ratios with no waiver of fees and assumption of expenses
 by PIM and no reduction of fees paid indirectly:
 Net expenses                                                   3.13%**       4.76%         8.41%**
 Net investment loss                                           (2.29)%**     (3.85)%       (7.41)%**
Ratios with waiver of fees and assumption of expenses by
 PIM and reduction of fees paid indirectly:
 Net expenses                                                   0.95%**       1.03%         1.25%**
 Net investment loss                                           (0.10)%**     (0.12)%       (0.25)%**
-----------------------------------------------------------------------------------------------------

(a)  Class Y shares were first publicly offered on October 17, 2006.
(b)  Not annualized.
(c)  Amount round to less than $0.01 per share.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

26    Pioneer Oak Ridge All Cap Growth Fund | Semiannual Report | 2/28/09

Notes to Financial Statements | 2/28/09 (unaudited)

1.   Organization and Significant Accounting Policies

Pioneer Oak Ridge All Cap Growth Fund (the Fund) is one of five portfolios comprising Pioneer Series Trust V, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is capital appreciation.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class A, Class C and Class Y shares were first publicly offered on October 17, 2006. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each class of shares can bear different transfer agent and distribution fees. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.


       Pioneer Oak Ridge All Cap Growth Fund | Semiannual Report | 2/28/09    27

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may also use fair value methods to value a security, including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At February 28, 2009 there were no securities that were valued using fair value methods. Temporary cash investments are valued at cost which approximates market value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Dividend and interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net


28    Pioneer Oak Ridge All Cap Growth Fund | Semiannual Report | 2/28/09
     investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. There were no distributions paid during the year ended August 31, 2008.


C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned approximately $1,069 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2009.


D.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and on the same day, except that Class A, Class C, and Class Y shares bear different transfer agent and distribution expense rates.


E.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Fund's security lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive interest or payments in lieu of dividends on


       Pioneer Oak Ridge All Cap Growth Fund | Semiannual Report | 2/28/09    29
     the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


2.   Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. PIM receives a basic fee that is calculated at the annual rate of 0.75% of the Fund's average daily net assets up to $500 million; and 0.70% on assets over $500 million. The management fees were equivalent to 0.75% of the average daily net assets for the six months ended February 28, 2009.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.25% and 2.15% of the average daily net assets attributable to Class A and Class C shares, respectively. These expense limitations are in effect through January 1, 2012 for Class A shares and through January 1, 2010 for Class C shares. Effective January 1, 2009, PIM has contractually agreed to limit Class Y expenses to 0.95% of the average daily net assets attributable to Class Y shares. This expense limitation is in effect through January 1, 2010.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,572 in management fees, administrative costs, and certain other fees payable to PIM at February 28, 2009.


3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund paid out-of-pocket expenses incurred by PIMSS related to shareholder activities such as proxy and statement mailing, outgoing phone calls and omnibus relation contracts. For the six months ended February 28, 2009, out-of-pocket expenses were as follows:


-----------------------------------------------
Shareholder Communications
-----------------------------------------------
 Class A                             $1,153
 Class C                                 86
 Class Y                               (118)
-----------------------------------------------
    Total                            $1,121
===============================================

30    Pioneer Oak Ridge All Cap Growth Fund | Semiannual Report | 2/28/09

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,017 in transfer agent fees and shareholder communications expense payable to PIMSS at February 28, 2009.


4.   Distribution Plans

The Fund adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Prior to February 1, 2008, PFD was reimbursed under the Distribution Plan for distribution expenses in an amount of up to 0.25% of the average daily net assets attributable to Class A shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $108 in distribution fees payable to PFD at February 28, 2009.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSCs are paid to PFD. For the six months ended February 28, 2009, no CDSCs were paid to PFD.


5.   Expense Offset Arrangements

The Fund has entered into an expense offset arrangement with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended February 28, 2009, the Fund's expenses were reduced by $61 under such arrangements.


6.   New Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.


       Pioneer Oak Ridge All Cap Growth Fund | Semiannual Report | 2/28/09    31

Approval of Sub-Advisory Agreement (unaudited)

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. PIM has retained Oak Ridge Investments, LLC to serve as the sub-adviser to the Fund pursuant to a sub-advisory agreement between PIM and the sub-adviser.

At a meeting held on January 8, 2008, the Trustees of the Fund approved an amended and restated investment advisory agreement between the Fund and PIM. Shareholders of the Fund approved the amended and restated investment advisory agreement on May 13, 2008. The material factors and conclusions with respect thereto that formed the basis for the Trustees' approval of the amended and restated investment advisory agreement are included in the Fund's semi-annual report for the period ended June 30, 2008.

At a meeting held on November 11, 2008, based on their evaluation of the information provided by PIM and the sub-adviser, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the continuation of the sub-advisory agreement for the Fund for another year. In considering the continuation of the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the sub-advisory agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services provided to the Fund by the sub-adviser, taking into account the investment objective and strategy of the Fund and the information related to the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Fund and its research process. The Trustees considered the resources of the sub-adviser and the personnel of the sub-adviser who provide investment management services to the Fund.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by the sub-adviser to the Fund were satisfactory and consistent with the terms of the sub-advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by


32    Pioneer Oak Ridge All Cap Growth Fund | Semiannual Report | 2/28/09

Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees noted that the Fund commenced operations on October 16, 2006. The Trustees considered that the Fund's annualized total return was in the third quintile of its Morningstar category for the one year period ended June 30, 2008. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Sub-advisory Fee and Expenses
The Trustees considered the fees payable to the sub-adviser under the sub-advisory agreement. They also considered that PIM, not the Fund, paid the sub-adviser out of the management fees paid to PIM under the investment advisory agreement. The Trustees considered information regarding the management fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2008 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2008 was in the second quintile relative to its Strategic Insight peer group.

The Trustees also reviewed the advisory fees charged by the sub-adviser to its other clients with similar investment strategies as the Fund. The Trustees noted that the fee rates for those clients generally were higher than the sub-advisory fees paid to the sub-adviser with respect to the Fund.

The Trustees concluded that the sub-advisory fee payable by PIM to the sub-adviser of the Fund was reasonable in relation to the nature and quality of services provided by the sub-adviser. The Trustees also concluded that the Fund's expense ratio was reasonable.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. They also considered PIM's profit margin in connection with the overall operation of the Fund. The Trustees further considered the sub-advisory fees received by the sub-adviser with respect to the


       Pioneer Oak Ridge All Cap Growth Fund | Semiannual Report | 2/28/09    33

Fund and the percentage that such fees represented of the sub-adviser's overall revenues (for the 12-month period ended December 31, 2007). They also reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered the profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that each of PIM and the sub-adviser should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that the profit margins with respect to the management of the Fund were not unreasonable.

Economies of Scale
The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, because of the breakpoints in the management and sub-advisory fee schedules and the reduced fee rates above certain asset levels, any perceived or potential economies of scale would be shared with the Fund.

Other Benefits
The Trustees considered the other benefits to the sub-adviser from its relationship with the Fund, including the benefits to the sub-adviser and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees further considered the intangible benefits to the sub-adviser by virtue of its relationship with the Fund and certain of the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between the sub-adviser and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the sub-advisory agreement for the Fund between PIM and the sub-adviser, including the fees payable thereunder, was fair and reasonable and voted to approve the continuation of the sub-advisory agreement for the Fund.


34    Pioneer Oak Ridge All Cap Growth Fund | Semiannual Report | 2/28/09

Trustees, Officers and Service Providers

Trustees                                Officers
John F. Cogan, Jr., Chairman            John F. Cogan, Jr., President
David R. Bock                           Daniel K. Kingsbury, Executive
Mary K. Bush                              Vice President
Benjamin M. Friedman                    Mark E. Bradley, Treasurer
Margaret B.W. Graham                    Dorothy E. Bourassa, Secretary
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


       Pioneer Oak Ridge All Cap Growth Fund | Semiannual Report | 2/28/09    35

                           This page for your notes.

36    Pioneer Oak Ridge All Cap Growth Fund | Semiannual Report | 2/28/09

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: pioneerinvestments.com





This report must be accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.


N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust V


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date April 29, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date April 29, 2009


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date April 29, 2009

* Print the name and title of each signing officer under his or her signature.